UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09721

AllianzGI Managed Accounts Trust

(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York 10019

(Address of principal executive offices) (Zip code)

Lawrence G. Altadonna — 1633 Broadway, New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: October 31, 2014

Date of reporting period: April 30, 2014

ITEM1. REPORT TO SHAREHOLDERS

AllianzGI Managed Accounts Trust

Fixed Income SHares: Series C, LD, M, R, TE

Semi-Annual Report

April 30, 2014

2 – 3	Letter from Chairman of the Board & President
4 – 5	Important Information
6 – 10	Portfolio Insights
11 – 15	Performance & Statistics
16	Benchmark Descriptions
17 – 94	Schedules of Investments
96 – 97	Statements of Assets and Liabilities
98	Statements of Operations
99 – 103	Statements of Changes in Net Assets
104 – 105	Statements of Cash Flows
106 – 110	Financial Highlights
111 – 130	Notes to Financial Statements
131	Special Shareholder Meeting Results/Corporate Changes
132 – 135	Matters Relating to the Trustees’ Consideration of the Investment Advisory Agreement

Letter from Chairman of the Board &

President

Hans W. Kertess

Chairman

Julian Sluyters

President & CEO

Dear Shareholder:

After three years of generally moderate growth, the US economy contracted toward the end of the six-month fiscal reporting period ended April 30, 2014. Against this backdrop, US equities rallied sharply, while the US bond market was volatile and ultimately posted a modest gain.

Six-Months in Review

For the six-month fiscal reporting period ended April 30, 2014:

■	Fixed Income SHares: Series C returned 2.07% prior to the deduction of fees.

■	Fixed Income SHares: Series LD returned 2.03% since its inception on December 23, 2013, prior to the deduction of fees.

■	Fixed Income SHares: Series M returned 2.04% prior to the deduction of fees.

■	Fixed Income SHares: Series R returned 1.72% prior to the deduction of fees.

■	Fixed Income SHares: Series TE returned 3.25% prior to the deduction of fees.

After several years of positive growth, severe winter weather in parts of the country appeared to be a headwind for the US economy as the reporting period progressed. Gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at an annual pace of 2.6% during the fourth quarter of 2013. According to the US Commerce Department’s second estimate, GDP contracted at an annual pace of 1.0% during the first quarter of 2014.

The Federal Reserve (the “Fed”) maintained an accommodative monetary policy during the reporting period. However, at its meeting in December 2013, the central bank announced that it would begin tapering its monthly asset purchase program beginning in January 2014. At its meetings in January, March and April 2014, the Fed announced that it would further taper its asset purchases. However, the Fed repeated that it would not raise interest rates in the near future, saying in April that it “likely will be appropriate to maintain the current target range for the federal

2	Semi-Annual Report	| April 30, 2014

funds rate for a considerable time after the asset purchase program ends, especially if projected inflation continues to run below the Committee’s 2 percent longer-run goal, and provided that longer-term inflation expectations remain well anchored.”

Outlook

The US economy has been resilient and, based on recent data, appears to have overcome the headwinds associated with higher taxes, rising interest rates and

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severe winter weather. We continue to expect US economic growth will be above-trend in 2014 due, in part, to the fact that fiscal policy will be less of a drag than it was last year. While we are prepared for the Fed to start raising benchmark interest rates in 2015, we think policymakers will remain behind the curve on monetary normalization. Several factors support this view, including: the modest pace of the labor recovery, the lack of inflation pressure, the need to support the deleveraging process, the risk of a bond market crash if rates were to normalize too quickly, and constrained fiscal policy and political pressure.

Together with Allianz Global Investors Fund Management LLC, the Portfolios’ investment manager and Pacific Investment Management Company LLC, the Portfolios’ sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Julian Sluyters
Chairman of the Board of Trustees	President & Chief Executive Officer

April 30, 2014 |	Semi-Annual Report	3

Important Information

AllianzGI Managed Accounts Trust

Fixed Income SHares: Series C, LD, M, R, TE

April 30, 2014 (unaudited)

In an economic environment where interest rates may trend upward, rising rates will negatively impact the performance of most bond funds by likely causing fixed income securities held by a fund to decrease in value. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Fixed Income SHares: Series C, LD, M, R and TE (the “Portfolios”) may be subject to various risks as described in their prospectuses. The risks associated with one or more Portfolios may include, but are not limited to, the following: derivatives risk, foreign (non-U.S.) investment risk, high yield risk, credit risk and issuer non-diversification risk. The Portfolios may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks, such as liquidity risk, leverage risk, market risk, credit risk, management risk and the risk that a Portfolio could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic, political and other developments. This risk may be enhanced when a Portfolio invests in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher rated bonds. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified Portfolio. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall Portfolio.

Proxy Voting

Allianz Global Investors Fund Management LLC (the “Investment Manager”or “AGIFM”) serves as the Portfolios’ Investment Manager and Pacific Investment Management Company LLC (“PIMCO” or the “Sub-Adviser”) serves as the sub-adviser. The Portfolios’ Investment Manager and Sub-Adviser have adopted written proxy voting policies and procedures (the “Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Portfolios as the policies and procedures that the Sub-Adviser will use when voting proxies on behalf of the Portfolios. Copies of the written Proxy Policy and the factors that the Sub-Adviser may consider in determining how to vote proxies for each Portfolio, and information about how each Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Portfolios’ shareholder servicing agent at (800) 628-1237, on the Allianz Global Investors Distributors’ website at us.allianzgi.com and on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Past performance is no guarantee of future results.

Total return is calculated by subtracting the value of an investment in each Portfolio at the beginning of each specified period from its value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or “wrap fee” charges. Total return for a period of more than one year represents the average

4	Semi-Annual Report	| April 30, 2014

annual total return during the period. Total return for a period of less than one year is not annualized.

An investment in the Portfolios involves risk, including the loss of principal. Total return, distribution yield, net asset value and duration will fluctuate with changes in market conditions. The following data is provided for informational purposes only and is not intended for trading purposes. Net asset value is equal to total assets less total liabilities divided by the number of shares outstanding. The credit quality of a particular security or group of securities does not ensure the stability or safety of an overall portfolio. The quality ratings of individual issues/issuers are provided to indicate the credit-worthiness of such issues/issues and generally range from AAA, Aaa, or AAA (highest) to D, C, or D (lowest) for S&P, Moody’s, and Fitch, respectively.

This report, including the financial information herein, is transmitted to the shareholders of AllianzGI Managed Accounts Trust for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Portfolios or any other securities mentioned in this report.

April 30, 2014	| Semi-Annual Report	5

Portfolio Insights

AllianzGI Managed Accounts Trust

Fixed Income SHares: Series C

April 30, 2014 (unaudited)

Symbol:	Primary Investments:	Inception Date:
FXICX	Intermediate maturity fixed income securities.	3/17/00

Net Assets:
$3.0 billion

Portfolio Manager:
Curtis Mewbourne

Portfolio Commentary, Performance Statistics & Drivers

For the six-months ended April 30, 2014, Series C returned 2.07%, prior to the deduction of fees, modestly outperforming the unmanaged Barclays US Credit Intermediate Index (the “benchmark index”), which returned 2.04% during the reporting period.

An underweighting to US duration contributed to Series C’s performance, as the 10-year US Treasury yield rose during the reporting period. An exposure to high yield corporate bonds was additive given narrowing spreads amid overall robust investor demand and continued low defaults. An allocation to taxable municipal bonds, specifically Build America Bonds, contributed positively to returns as these securities outperformed the broader municipal market. Non-US interest rate exposure, particularly in Spain and Italy, were rewarded as the yields of Spanish and Italian issuers declined during the reporting period. Finally, exposures to certain non-taxable municipal securities, particularly general obligation and revenue bonds, added to results as they outperformed the benchmark index.

US yield curve positioning detracted from returns. Specifically an overweight to the 3-5 year portion of the curve, where rates rose the most, coupled with an underweighting to long end of the curve where 30-year Treasury rates declined, both detracted from performance. An overall underweighting to investment grade corporate bonds negatively impacted performance, as this sector outperformed like-duration Treasuries during the reporting period. An allocation to emerging market external debt, specifically Russian quasi-sovereign external debt, detracted from returns, as geopolitical tensions involving Ukraine negatively impacted Russian debt. An exposure to nominal emerging market local debt, particularly Brazil, detracted from performance as yields rose in the country during the reporting period.

6	Semi-Annual Report	| April 30, 2014

Portfolio Insights

AllianzGI Managed Accounts Trust

Fixed Income SHares: Series LD

April 30, 2014 (unaudited)

Symbol:	Primary Investments:	Inception Date:
FXIDX	Short-duration fixed income securities.	12/23/13

Net Assets:
$8.3 million

Portfolio Managers:
Jerome Schneider
Andrew Wittkop

Portfolio Commentary, Performance Statistics & Drivers

For the period from its inception on December 23, 2013 through April 30, 2014, the reporting period, Series LD returned 2.03%, prior to the deduction of fees, outperforming the unmanaged BofA Merrill Lynch 1-3 Year Treasury Index (the “benchmark index”), which returned 0.27% over the same period.

US yield curve positioning contributed to performance. In particular, an underweight to the 2-3 year portion of the curve was beneficial, as yields rose in that part of the curve. Exposures to high yield and investment grade corporate bonds were beneficial for results, as both sectors outperformed the benchmark index. An allocation to non-agency mortgage-backed securities was additive for performance, as the sector was supported by limited supply and a recovery in the housing market.

A modest exposure to asset-backed securities and a small allocation to Mexican local rates did not meaningfully impact the Portfolio’s performance.

April 30, 2014	| Semi-Annual Report	7

Portfolio Insights

AllianzGI Managed Accounts Trust

Fixed Income SHares: Series M

April 30, 2014 (unaudited)

Symbol:	Primary Investments:	Inception Date:
FXIMX	Intermediate maturity mortgage-backed securities.	3/17/00

Net Assets:
$2.9 billion

Portfolio Manager:
Curtis Mewbourne

Portfolio Commentary, Performance Statistics & Drivers

For the six-months ended April 30, 2014, Series M returned 2.04%, prior to the deduction of fees, outperforming the unmanaged Barclays US MBS Fixed-Rate Index (the “benchmark index”), which returned 1.41% during the reporting period.

Series M’s non-US interest rate exposure, particularly in Canada, contributed to performance, as the yields of non-US issuers declined during the reporting period. An allocation to commercial mortgage-backed securities (“CMBS”) positively impacted returns as the sector outperformed like-duration Treasuries and the benchmark index during the period. Exposure to non-agency mortgage-backed securities (“MBS”) was also beneficial, as these securities generally outperformed the benchmark index. Allocations to both investment grade and high yield corporate bonds was additive for results given their outperformance versus the benchmark index. An allocation to taxable municipal bonds, specifically Build America Bonds, was positive for returns as these securities outperformed the broader municipal market. An exposure to nominal emerging market external debt, particularly Venezuela, contributed to performance as yields declined in the country during the reporting period.

An overweighting to US duration detracted from performance as the 10-year US Treasury yield rose during the period. US yield curve positioning also detracted from returns. Specifically an overweight to the 3-5 year portion of the curve, where rates rose the most, coupled with an underweighting to long end of the curve where 30 year Treasury rates declined, both detracted from performance. An overall underweighting to the agency MBS sector detracted from returns, as the sector outperformed like-duration Treasuries during the reporting period. An exposure to nominal emerging market local debt, particularly Brazil, detracted from performance as yields rose in the country during the reporting period.

8	Semi-Annual Report	| April 30, 2014

Portfolio Insights

AllianzGI Managed Accounts Trust

Fixed Income SHares: Series R

April 30, 2014 (unaudited)

Symbol:	Primary Investments:	Inception Date:
FXIRX	Inflation-indexed fixed income securities.	4/15/04

Net Assets:
$247.1 million

Portfolio Manager:
Mihir Worah

Portfolio Commentary, Performance Statistics & Drivers

For the six-months ended April 30, 2014, Series R returned 1.72%, prior to the deduction of fees, outperforming the unmanaged Barclays US TIPS Index (the “benchmark index”), which returned 0.70% during the reporting period.

An overweighting to the short end of the US real duration curve was positive for performance as short-term breakeven inflation levels widened during the reporting period. Exposure to real rates in Italy contributed to performance as yields on Italian inflation-linked bonds fell during the period. Exposure to non-agency mortgage-backed securities (“MBS”) was also beneficial, as these securities generally produced positive returns. Series R’s allocation to financial investment grade corporate bonds contributed to performance as the sector posted strong returns relative to like-duration Treasuries. Overall, currency strategies benefited the portfolio, specifically exposures to the Mexican peso and Brazilian real.

Exposure to US nominal rates was negative for performance. In particular, exposure to the short to intermediate portion of the yield curve detracted as rates rose over the reporting period. In addition, an underweighting to the long end of the curve detracted from results as 30-year Treasuries declined over the reporting period. Short exposure to nominal European interest rates hurt performance as rates fell. An exposure to nominal emerging market local debt, particularly Brazil, detracted from performance as yields rose in the country during the reporting period.

April 30, 2014	| Semi-Annual Report	9

Portfolio Insights

AllianzGI Managed Accounts Trust

Fixed Income SHares: Series TE

April 30, 2014 (unaudited)

Symbol:	Primary Investments:	Inception Date:
FXIEX	High yield municipal securities	6/26/12

Net Assets:
$88.9 million

Portfolio Managers:
Joseph Deane
Julie Callahan

Portfolio Commentary, Performance Statistics & Drivers

For the six-months ended April 30, 2014, Series TE returned 3.25%, prior to the deduction of fees, outperforming the unmanaged Barclays Municipal 1-Year Index (the “benchmark index”), which returned 0.43% during the reporting period.

A focus on revenue bonds, such as transportation, industrial and hospital revenue bonds, drove Series TE’s outperformance verses the benchmark index as these segments outperformed the general municipal market.

An underweighting to the long end of the curve detracted from results as 30-year Treasuries declined over the reporting period. Underweightings to general obligation and special tax-exempt municipal bonds detracted from performance as they both outperformed the benchmark index. Underweights to pre-refunded securities and the lease revenue sector detracted from performance as they both outperformed the general municipal market.

10	Semi-Annual Report	| April 30, 2014

Performance & Statistics

Fixed Income SHares: Series C

April 30, 2014 (unaudited)

Total Returns (Period ended 4/30/14)	Six Months	1 Year	5 Years	10 Years	Since Inception (3/17/00)
Series C	2.07%	0.04%	13.39%	11.48%	11.52%
Barclays U.S. Credit Intermediate Index	2.04%	0.77%	7.23%	5.10%	6.11%

Change in Value of $10,000 Investments in

Series C and the Barclays U.S. Credit

Intermediate Index

Moody’s Ratings

(as a % of total investments,

before options written and securities sold short)

Past performance is no guarantee of future results. Returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares or the deduction of any fees charged to investors at the “wrap account” level.

Shareholder Expense Example	Actual	Hypothetical (5% return before expenses)
Beginning Account Value (11/1/13)	$1,000.00	$1,000.00
Ending Account Value (4/30/14)	$1,020.70	$1,024.71
Expenses Paid During Period	$0.08	$0.08

Expenses are equal to the annualized expense ratio of 0.0163%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

April 30, 2014	| Semi-Annual Report	11

Performance & Statistics

Fixed Income SHares: Series LD

April 30, 2014 (unaudited)

Total Returns (Period ended 4/30/14)	Since Inception (12/23/13)
Series LD	2.03%
BofA Merrill Lynch 1-3 Year Treasury Index	0.27%

Change in Value of $10,000 Investments in

Series LD and the BofA Merrill Lynch 1-3 Year Treasury Index

Moody’s Ratings

(as a % of total investments,

before securities sold short)

Past performance is no guarantee of future results. Returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares or the deduction of any fees charged to investors at the “wrap account” level.

Shareholder Expense Example	Actual	Hypothetical (5 % return before expenses)
Beginning Account Value (12/23/13)*	$1,000.00	$1,000.00
Ending Account Value (4/30/14)	$1,020.30	$1,024.75
Expenses Paid During Period	$0.03	$0.04

* Series LD commenced operations on December 23, 2013. The Actual expense example is based on the period since inception; the Hypothetical expense example is based on the period beginning November 1, 2013.

Expenses are equal to the annualized expense ratio of 0.0084%, multiplied by the average account value over the period, multiplied by 129/365 for the Actual expense example and 181/365 for the Hypothetical expense example.

12	Semi-Annual Report	| April 30, 2014

Performance & Statistics

Fixed Income SHares: Series M

April 30, 2014 (unaudited)

Total Returns (Period ended 4/30/14)	Six Months	1 Year	5 Years	10 Years	Since Inception (3/17/00)
Series M	2.04%	-0.50%	10.99%	6.89%	8.29%
Barclays U.S. MBS Fixed-Rate Index	1.41%	0.57%	3.72%	4.89%	5.58%

Change in Value of $10,000 Investments in

Series M and the Barclays U.S. MBS Fixed-Rate Index

Moody’s Ratings

(as a % of total investments, before options written)

Past performance is no guarantee of future results. Returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares or the deduction of any fees charged to investors at the “wrap account” level.

Shareholder Expense Example	Actual	Hypothetical (5 % return before expenses)
Beginning Account Value (11/1/13)	$1,000.00	$1,000.00
Ending Account Value (4/30/14)	$1,020.40	$1,024.71
Expenses Paid During Period	$0.09	$0.09

Expenses are equal to the annualized expense ratio of 0.0179%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

April 30, 2014	| Semi-Annual Report	13

Performance & Statistics

Fixed Income SHares: Series R

April 30, 2014 (unaudited)

Total Returns (Period ended 4/30/14)	Six Months	1 Year	5 Years	10 Years	Since Inception (4/15/04)
Series R	1.72%	-5.00%	10.69%	7.90%	7.83%
Barclays U.S. TIPS Index	0.70%	-5.97%	5.58%	5.19%	5.00%

Change in Value of $10,000 Investments

in Series R and the Barclays U.S. TIPS Index

Moody’s Ratings

(as a % of total investments, before options written )

Past performance is no guarantee of future results. Returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares or the deduction of any fees charged to investors at the “wrap account” level.

Shareholder Expense Example	Actual	Hypothetical (5 % return before expenses)
Beginning Account Value (11/1/13)	$1,000.00	$1,000.00
Ending Account Value (4/30/14)	$1,017.20	$1,024.46
Expenses Paid During Period	$0.33	$0.34

Expenses are equal to the annualized expense ratio of 0.0668%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

14	Semi-Annual Report	| April 30, 2014

Performance & Statistics

Fixed Income SHares: Series TE

April 30, 2014 (unaudited)

Total Returns (Period ended 4/30/14)	Six Months	1 Year	Since Inception (6/26/12)
Series TE	3.25%	-0.74%	1.21%
Barclays Municipal 1-Year Index	0.43%	0.76%	0.77%

Change in Value of $10,000 Investments in Series TE and the Barclays Municipal 1-Year Index

Moody’s Ratings

(as a % of total investments)

Past performance is no guarantee of future results. Returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares or the deduction of any fees charged to investors at the “wrap account” level.

Shareholder Expense Example	Actual	Hypothetical (5 % return before expenses)
Beginning Account Value (11/1/13)	$1,000.00	$1,000.00
Ending Account Value (4/30/14)	$1,032.50	$1,024.79
Expenses Paid During Period	$0.00	$0.00

Expenses are equal to the annualized expense ratio of 0.0%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

April 30, 2014	| Semi-Annual Report	15

Benchmark Descriptions

AllianzGI Managed Accounts Trust

April 30, 2014 (unaudited)

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

■	Barclays Municipal 1-Year Index

The Barclays Municipal 1-Year Index is the 1 Year (1-2) component of the Municipal Bond Index. The Barclays Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long term tax-exempt bond market. To be included in the Index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, be dated after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

■	Barclays U.S. Credit Intermediate Index

The Barclays U.S. Credit Intermediate Index is an unmanaged index of publicly issued U.S. corporate and specified foreign debentures and secured notes with intermediate maturities ranging from 1 to 10 years. Securities must also meet specific liquidity and quality requirements.

■	Barclays U.S. MBS Fixed-Rate Index

The Barclays U.S. MBS Fixed Rate Index is an unmanaged index of mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates.

■	Barclays U.S. TIPS Index

The Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), having at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Inflation Notes Index.

■	BofA Merrill Lynch 1-3 Year Treasury Index

The BofA Merrill Lynch 1-3 Year Treasury Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

16	Semi-Annual Report	| April 30, 2014

Schedule of Investments

Fixed Income SHares: Series C

April 30, 2014 (unaudited)

Principal Amount (000s)		Value
Corporate Bonds & Notes – 52.5%
	Airlines – 1.4%
$355	Delta Air Lines 2010-1 Class A Pass-Through Trust, 6.20%, 1/2/20	$397,167
387	Delta Air Lines 2010-2 Class A Pass-Through Trust, 4.95%, 11/23/20	421,009
	Northwest Airlines, Inc.,
1,193	7.041%, 10/1/23	1,395,894
31,801	7.15%, 4/1/21 (MBIA)	34,981,029
	United Air Lines Pass-Through Trust,
1,563	9.75%, 7/15/18	1,796,915
39	10.125%, 3/22/15 (e)	23,587
1,873	10.40%, 5/1/18	2,133,316
1,500	United Airlines, Inc., 6.75%, 9/15/15 (a)(d)	1,528,125
		42,677,042
	Auto Manufacturers – 0.3%
9,100	Volkswagen International Finance NV, 4.00%, 8/12/20 (a)(d)	9,827,481
	Banking – 16.7%
	Ally Financial, Inc.,
21,075	3.635%, 6/20/14 (j)	21,218,310
800	4.625%, 6/26/15	832,160
14,486	7.50%, 9/15/20	17,220,232
2,659	8.00%, 3/15/20	3,227,361
100	8.30%, 2/12/15	105,625
25,200	Banco do Brasil S.A., 4.50%, 1/22/15 (a)(d)	25,924,500
	Banco Santander Brasil S.A.,
4,250	4.25%, 1/14/16 (a)(d)	4,414,688
3,500	4.50%, 4/6/15 (a)(d)	3,609,375
1,000	4.50%, 4/6/15	1,031,250
11,375	4.625%, 2/13/17 (a)(d)	12,043,281
	Bank of America Corp.,
500	5.00%, 1/15/15	515,103
3,800	5.65%, 5/1/18	4,313,756
4,300	5.75%, 12/1/17	4,869,311
2,715	6.00%, 9/1/17	3,083,070
22,700	6.40%, 8/28/17	26,021,305
66,155	6.875%, 4/25/18	77,997,539
€1,000	BPE Financiaciones S.A., 2.875%, 5/19/16	1,415,304
$1,000	CIT Group, Inc., 4.25%, 8/15/17	1,050,000
	Citigroup, Inc.,
5,827	4.75%, 5/19/15	6,075,988
311	5.50%, 10/15/14	317,960
11,718	6.00%, 8/15/17	13,285,927
13,500	6.125%, 11/21/17	15,441,759
€10,000	Goldman Sachs Group, Inc.,
	0.636%, 5/23/16 (j)	13,829,348
$15,200	6.15%, 4/1/18	17,429,369
5,000	HBOS Capital Funding L.P., 6.071%, 6/30/14 (a)(d)(g)	5,006,250
25,300	HBOS PLC, 6.75%, 5/21/18 (a)(d)	28,862,999

April 30, 2014	| Semi-Annual Report	17

Schedule of Investments

Fixed Income SHares: Series C

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
	Banking (continued)
	ICICI Bank Ltd.,
$5,900	4.75%, 11/25/16 (a)(d)	$6,240,448
2,500	5.00%, 1/15/16	2,632,308
700	5.50%, 3/25/15	722,915
	JPMorgan Chase & Co.,
25,000	0.779%, 4/25/18 (j)	25,005,150
14,800	6.00%, 1/15/18	16,977,998
	Korea Development Bank,
7,500	3.875%, 5/4/17	7,985,693
3,950	4.00%, 9/9/16	4,206,414
900	Korea Exchange Bank, 4.875%, 1/14/16	955,915
€2,825	LBG Capital No. 1 PLC, 7.375%, 3/12/20	4,261,609
£2,331	LBG Capital No. 2 PLC,
	9.00%, 12/15/19	4,138,345
€2,180	15.00%, 12/21/19	4,625,865
	Lloyds Bank PLC (g),
$3,604	7.50%, 6/27/24	3,775,190
29,300	12.00%, 12/16/24 (a)(b)(d)(i)
	(acquisition cost-$29,319,500; purchased 12/15/09-6/18/10)	41,752,500
€10,000	Morgan Stanley,
	0.702%, 1/16/17 (j)	13,816,140
$2,800	5.375%, 10/15/15	2,983,618
5,000	5.55%, 4/27/17	5,584,685
900	5.95%, 12/28/17	1,026,853
3,700	6.625%, 4/1/18	4,320,172
500	QNB Finance Ltd., 3.125%, 11/16/15	516,500
1,700	RBS Capital Trust I, 2.099%, 6/30/14 (g)	1,666,000
5,000	Royal Bank of Scotland Group PLC, 7.648%, 9/30/31 (g)	5,525,000
1,500	RSHB Capital S.A. for OJSC Russian Agricultural Bank, 9.00%, 6/11/14 (a)(d)	1,509,000
	State Bank of India,
1,300	4.50%, 10/23/14	1,320,526
1,000	4.50%, 7/27/15 (a)(d)	1,034,432
582	UBS AG, 5.875%, 12/20/17	666,208
2,050	Wachovia Corp., 5.75%, 2/1/18	2,355,233
19,217	Wells Fargo & Co., 7.98%, 3/15/18 (g)	21,907,380
		496,653,867
	Biotechnology – 0.1%
1,700	Amgen, Inc., 5.70%, 2/1/19	1,978,052
	Computers – 0.1%
1,800	International Business Machines Corp., 8.375%, 11/1/19	2,357,701
	Diversified Financial Services – 8.8%
11,000	American Express Co., 7.25%, 5/20/14	11,032,329
€700	Banque PSA Finance S.A., 3.875%, 1/14/15	987,454
	Bear Stearns Cos. LLC,
$1,500	5.30%, 10/30/15	1,600,921
17,265	7.25%, 2/1/18	20,549,097
	Ford Motor Credit Co. LLC,
500	3.984%, 6/15/16	530,553
49,300	5.625%, 9/15/15	52,485,815

18	Semi-Annual Report	| April 30, 2014

Schedule of Investments

Fixed Income SHares: Series C

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
	Diversified Financial Services (continued)
$20,750	8.00%, 6/1/14	$20,863,461
7,900	8.00%, 12/15/16	9,226,679
22,700	8.125%, 1/15/20	28,898,303
3,400	8.70%, 10/1/14	3,515,243
€8,700	GMAC International Finance BV, 7.50%, 4/21/15	12,741,462
$2,000	HSBC Finance Corp., 0.666%, 6/1/16 (j)	2,000,298
	International Lease Finance Corp. (a)(d),
4,000	6.75%, 9/1/16	4,470,000
3,000	7.125%, 9/1/18	3,491,250
442	Preferred Term Securities XIII Ltd., 0.783%, 3/24/34 (a)(b)(d)(f)(i)(j)
	(acquisition cost-$441,589; purchased 3/9/04)	357,499
	SLM Corp.,
400	5.375%, 5/15/14	400,585
1,400	5.50%, 1/15/19	1,487,224
36,000	6.25%, 1/25/16	38,970,000
17,700	7.25%, 1/25/22	19,558,500
1,100	8.00%, 3/25/20	1,274,625
24,455	8.45%, 6/15/18	28,918,037
		263,359,335
	Electric Utilities – 2.7%
2,000	Consumers Energy Co., 5.15%, 2/15/17	2,213,502
5,000	DTE Energy Co., 6.35%, 6/1/16	5,548,380
14,200	Electricite de France, 6.50%, 1/26/19 (a)(d)	16,919,101
27,500	Entergy Corp., 3.625%, 9/15/15	28,458,292
	Korea Hydro & Nuclear Power Co., Ltd.,
300	3.125%, 9/16/15 (a)(d)	308,705
4,550	6.25%, 6/17/14	4,583,365
1,000	Majapahit Holding BV, 7.25%, 6/28/17	1,133,750
	Nevada Power Co.,
100	5.875%, 1/15/15	103,700
1,600	5.95%, 3/15/16	1,755,368
3,000	6.50%, 5/15/18	3,534,057
900	Nisource Finance Corp., 6.40%, 3/15/18	1,037,755
6,100	NRG Energy, Inc., 7.625%, 1/15/18	6,938,750
2,900	Public Service Co. of Oklahoma, 6.15%, 8/1/16	3,194,423
1,900	Sierra Pacific Power Co., 6.00%, 5/15/16	2,099,169
	Teco Finance, Inc.,
983	6.572%, 11/1/17	1,136,296
2,000	6.75%, 5/1/15	2,120,698
41	W3A Funding Corp., 8.09%, 1/2/17	40,635
		81,125,946
	Food & Beverage – 0.2%
3,500	Anheuser-Busch Cos. LLC, 6.50%, 2/1/43	4,639,765
1,100	Tate & Lyle International Finance PLC, 6.625%, 6/15/16 (a)(d)	1,224,414
		5,864,179
	Healthcare-Products – 0.1%
1,700	Hospira, Inc., 6.05%, 3/30/17	1,879,061

April 30, 2014	| Semi-Annual Report	19

Schedule of Investments

Fixed Income SHares: Series C

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
	Healthcare-Services – 0.1%
$3,200	HCA, Inc., 7.25%, 9/15/20	$3,460,000
	Holding Companies-Diversified – 0.0%
	Hutchison Whampoa International Ltd.,
100	5.75%, 9/11/19	114,664
1,000	7.625%, 4/9/19	1,223,876
		1,338,540
	Insurance – 2.6%
	American International Group, Inc.,
3,000	4.875%, 6/1/22	3,341,787
4,600	5.05%, 10/1/15	4,879,399
2,000	5.45%, 5/18/17	2,238,764
900	5.60%, 10/18/16	996,919
30,600	5.85%, 1/16/18	34,954,961
£1,456	6.765%, 11/15/17	2,823,098
$21,450	8.25%, 8/15/18	26,845,126
		76,080,054
	Investment Companies – 0.1%
3,000	Temasek Financial I Ltd., 2.375%, 1/23/23 (a)(d)	2,791,530
	Iron/Steel – 0.6%
100	CSN Islands XI Corp., 6.875%, 9/21/19 (a)(d)	105,750
3,750	Gerdau Holdings, Inc., 7.00%, 1/20/20	4,242,188
800	Gerdau Trade, Inc., 5.75%, 1/30/21 (a)(d)	846,000
8,944	GTL Trade Finance, Inc., 5.893%, 4/29/24 (a)(b)(d)(i)
	(acquisition cost-$8,423,473; purchased 4/18/11-11/22/11)	9,234,680
	Vale Overseas Ltd.,
2,590	4.375%, 1/11/22	2,636,876
1,000	8.25%, 1/17/34	1,247,817
		18,313,311
	Machinery-Construction & Mining – 0.2%
5,700	Caterpillar Financial Services Corp., 7.15%, 2/15/19	7,022,548
	Media – 2.1%
	Comcast Corp.,
10,600	5.875%, 2/15/18	12,170,856
1,700	5.90%, 3/15/16	1,862,177
700	6.30%, 11/15/17	816,117
	CSC Holdings LLC,
7,850	7.625%, 7/15/18	9,106,000
810	7.875%, 2/15/18	941,625
7,500	8.625%, 2/15/19	8,981,250
	DISH DBS Corp.,
14,842	5.00%, 3/15/23	15,175,945
300	5.875%, 7/15/22	324,375
4,200	7.125%, 2/1/16	4,599,000
6,940	Time Warner Cable, Inc., 5.85%, 5/1/17	7,867,448
		61,844,793
	Mining – 0.8%
12,800	Anglo American Capital PLC, 4.125%, 9/27/22 (a)(d)	12,542,016

20	Semi-Annual Report	| April 30, 2014

Schedule of Investments

Fixed Income SHares: Series C

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
	Mining (continued)
$5,000	Gold Fields Orogen Holding BVI Ltd., 4.875%, 10/7/20 (a)(d)	$4,525,000
7,400	Xstrata Finance Canada Ltd., 5.80%, 11/15/16 (a)(d)	8,149,598
		25,216,614
	Miscellaneous Manufacturing – 2.0%
36,750	General Electric Co., 5.25%, 12/6/17	41,600,633
15,000	Tyco Electronics Group S.A., 6.55%, 10/1/17	17,389,005
		58,989,638
	Oil & Gas – 4.9%
300	Anadarko Petroleum Corp., 5.95%, 9/15/16	334,567
1,100	BP Capital Markets PLC, 3.625%, 5/8/14	1,100,308
2,400	Canadian Natural Resources Ltd., 6.00%, 8/15/16	2,670,727
10,400	Canadian Oil Sands Ltd., 7.75%, 5/15/19 (a)(d)	12,747,082
1,330	Ecopetrol S.A., 7.625%, 7/23/19	1,605,975
2,000	Encana Corp., 5.90%, 12/1/17	2,293,020
	Gaz Capital S.A. for Gazprom,
6,500	6.212%, 11/22/16	6,768,125
1,300	6.51%, 3/7/22	1,293,500
14,000	8.146%, 4/11/18 (a)(d)	15,505,000
23,650	9.25%, 4/23/19	27,256,625
1,800	Halliburton Co., 6.15%, 9/15/19	2,142,700
1,000	Novatek Finance Ltd., 5.326%, 2/3/16 (a)(d)	1,000,000
500	Pemex Project Funding Master Trust, 5.75%, 12/15/15	530,625
	Petrobras International Finance Co.-Pifco,
300	5.875%, 3/1/18	325,608
17,500	7.875%, 3/15/19	20,375,863
12,300	Petroleos de Venezuela S.A., 5.50%, 4/12/37	6,900,300
	Petroleos Mexicanos,
18,700	5.50%, 1/21/21	20,570,000
7,500	8.00%, 5/3/19	9,196,875
2,328	Ras Laffan Liquefied Natural Gas Co., Ltd. II, 5.298%, 9/30/20	2,526,097
	Ras Laffan Liquefied Natural Gas Co., Ltd. III,
1,400	5.50%, 9/30/14	1,429,120
1,120	5.832%, 9/30/16 (b)	1,192,800
3,000	6.75%, 9/30/19	3,570,000
1,800	Reliance Holdings USA, Inc., 4.50%, 10/19/20 (b)	1,833,394
3,900	Tullow Oil PLC, 6.00%, 11/1/20 (a)(d)	3,997,500
		147,165,811
	Paper & Forest Products – 0.4%
9,300	Georgia-Pacific LLC, 5.40%, 11/1/20 (a)(d)	10,601,926
	Pharmaceuticals – 0.1%
3,400	GlaxoSmithKline Capital, Inc., 5.65%, 5/15/18	3,916,528
	Pipelines – 2.7%
7,200	AK Transneft OJSC Via TransCapitalInvest Ltd., 8.70%, 8/7/18	8,316,000
2,900	DCP Midstream LLC, 5.375%, 10/15/15 (a)(b)(d)(i)
	(acquisition cost-$2,875,669; purchased 10/6/05)	3,049,721
	El Paso LLC,
1,789	7.00%, 6/15/17	2,025,751
13,900	7.25%, 6/1/18	15,912,150

April 30, 2014	| Semi-Annual Report	21

Schedule of Investments

Fixed Income SHares: Series C

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
	Pipelines (continued)
$4,800	Enbridge Energy Partners L.P., 5.875%, 12/15/16	$5,346,235
2,100	Energy Transfer Partners L.P., 6.125%, 2/15/17	2,346,853
699	Kern River Funding Corp., 4.893%, 4/30/18 (a)(b)(d)(i)
	(acquisition cost-$699,125; purchased 4/28/03)	751,743
5,800	Kinder Morgan Energy Partners L.P., 6.00%, 2/1/17	6,487,921
9,200	Kinder Morgan Finance Co. LLC, 5.70%, 1/5/16	9,822,187
11,900	Midcontinent Express Pipeline LLC, 5.45%, 9/15/14 (a)(b)(d)(i)
	(acquisition cost-$11,879,413; purchased 9/9/09)	12,029,627
3,400	NGPL PipeCo LLC, 7.119%, 12/15/17 (a)(d)	3,383,000
1,700	Northwest Pipeline LLC, 7.00%, 6/15/16	1,907,211
100	Rockies Express Pipeline LLC, 5.625%, 4/15/20 (a)(d)	100,750
4,400	Southern Natural Gas Co. LLC, 5.90%, 4/1/17 (a)(b)(d)(i)
	(acquisition cost-$4,392,696; purchased 3/14/07)	4,969,879
1,950	Tennessee Gas Pipeline Co. LLC, 7.50%, 4/1/17	2,287,888
1,100	TransCanada PipeLines Ltd., 3.80%, 10/1/20	1,167,462
		79,904,378
	Real Estate – 0.1%
1,500	Qatari Diar Finance Co., 5.00%, 7/21/20	1,680,000
	Real Estate Investment Trust – 0.2%
5,000	Weyerhaeuser Co., 7.375%, 10/1/19	6,095,350
	Software – 0.1%
1,800	Oracle Corp., 5.00%, 7/8/19	2,048,130
	Telecommunications – 4.7%
	America Movil S.A.B. de C.V.,
42,800	5.00%, 3/30/20	47,773,660
5,530	6.125%, 3/30/40	6,377,699
	AT&T, Inc.,
5,000	5.50%, 2/1/18	5,673,860
1,100	5.80%, 2/15/19	1,277,597
1,000	Axiata SPV1 Labuan Ltd., 5.375%, 4/28/20	1,097,739
3,400	Deutsche Telekom International Finance BV, 6.75%, 8/20/18	4,039,469
	Qtel International Finance Ltd.,
3,000	3.375%, 10/14/16 (a)(d)	3,146,250
4,500	5.00%, 10/19/25	4,707,900
7,300	5.00%, 10/19/25 (a)(d)	7,637,260
1,250	Qwest Corp., 6.50%, 6/1/17	1,414,440
	Verizon Communications, Inc.,
32,900	3.65%, 9/14/18	35,155,920
19,700	4.50%, 9/15/20	21,495,714
715	8.75%, 11/1/18	914,173
		140,711,681
	Tobacco – 0.3%
1,105	Altria Group, Inc., 9.25%, 8/6/19	1,466,807
1,400	Philip Morris International, Inc., 5.65%, 5/16/18	1,608,704
6,030	Reynolds American, Inc., 7.75%, 6/1/18	7,266,771
		10,342,282

22	Semi-Annual Report	| April 30, 2014

Schedule of Investments

Fixed Income SHares: Series C

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
	Transportation – 0.1%
$1,800	Canadian National Railway Co., 5.55%, 3/1/19	$2,082,528
Total Corporate Bonds & Notes (cost-$1,441,605,416)		1,565,328,306
Sovereign Debt Obligations – 18.4%
	Australia – 0.2%
AUD 5,400	Queensland Treasury Corp., 6.00%, 9/14/17, Ser. 17	5,469,284
	Brazil – 1.1%
BRL 74,460	Brazil Notas do Tesouro Nacional, 10.00%, 1/1/21, Ser. F	29,977,649
$3,300	Brazilian Development Bank, 6.369%, 6/16/18	3,671,250
		33,648,899
	Canada – 0.4%
CAD 2,400	Province of Ontario Canada, 6.50%, 3/8/29	2,912,224
$7,800	Province of Quebec Canada, 3.50%, 7/29/20	8,271,120
		11,183,344
	Colombia – 0.1%
2,000	Colombia Government International Bond, 7.375%, 1/27/17	2,307,500
	Indonesia – 0.1%
3,100	Indonesia Government International Bond, 6.875%, 1/17/18	3,541,750
	Italy – 8.0%
€155,300	Italy Buoni Poliennali Del Tesoro, 4.75%, 6/1/17	238,274,440
	Korea (Republic of) – 0.4%
	Export-Import Bank of Korea,
$10,900	4.00%, 1/29/21	11,496,623
250	5.125%, 6/29/20	280,517
		11,777,140
	Qatar – 0.3%
	Qatar Government International Bond (a)(d),
3,500	4.00%, 1/20/15	3,589,950
6,400	5.25%, 1/20/20	7,304,320
		10,894,270
	Russia – 0.1%
1,370	Russian Federation Bond, 7.50%, 3/31/30	1,530,290
	South Africa – 0.0%
300	South Africa Government International Bond, 6.875%, 5/27/19	348,750
	Spain – 7.7%
€161,500	Spain Government Bond, 2.10%, 4/30/17	230,825,674
Total Sovereign Debt Obligations (cost-$542,643,357)		549,801,341
Municipal Bonds – 9.9%
	Arizona – 0.1%
$2,000	Univ. of Arizona Rev., 6.423%, 8/1/35, Ser. A	2,217,920
	California – 5.0%
600	Bay Area Toll Auth. Rev., 6.263%, 4/1/49, Ser. F-2	791,082
15,000	Infrastructure & Economic Dev. Bank Rev., 6.486%, 5/15/49	18,460,350
	Los Angeles Cnty. Public Works Financing Auth. Rev.,
6,900	7.488%, 8/1/33	8,598,573
12,300	7.618%, 8/1/40	16,042,521
14,000	Los Angeles Community College Dist., GO, 6.75%, 8/1/49	19,549,040

April 30, 2014	| Semi-Annual Report	23

Schedule of Investments

Fixed Income SHares: Series C

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
	California (continued)
$3,000	Los Angeles Department of Water & Power Rev., 5.516%, 7/1/27, Ser. C	$3,510,240
300	Palomar Community College Dist., GO, 7.194%, 8/1/45, Ser. B-1	337,266
1,000	San Diego Cnty. Water Auth. Rev., 6.138%, 5/1/49	1,288,730
	State, GO,
800	4.85%, 10/1/14	814,968
400	6.20%, 10/1/19	480,548
1,500	6.65%, 3/1/22	1,820,805
3,150	7.55%, 4/1/39	4,465,251
18,100	7.60%, 11/1/40	26,041,194
12,000	7.70%, 11/1/30	14,523,120
27,250	7.95%, 3/1/36	32,804,912
		149,528,600
	Illinois – 0.4%
10,100	Chicago Transit Auth. Rev., 6.20%, 12/1/40, Ser. B	11,399,264
	Massachusetts – 0.7%
17,000	School Building Auth. Rev., 5.468%, 6/15/27	19,468,230
	New York – 2.2%
5,500	Metropolitan Transportation Auth. Rev., 5.871%, 11/15/39	6,479,055
3,000	New York City, GO, 4.769%, 10/1/23, Ser. A-2	3,307,320
3,640	New York City Municipal Water & Sewer System Finance Auth. Rev., 5.79%, 6/15/41	3,904,337
	New York City Transitional Finance Auth. Rev.,
400	4.325%, 11/1/21	433,916
800	4.525%, 11/1/22	874,080
3,000	5.267%, 5/1/27, Ser. G-3	3,466,560
700	5.572%, 11/1/38	829,556
200	5.932%, 11/1/36	217,720
9,200	Port Auth. of New York & New Jersey Rev., 4.458%, 10/1/62, Ser. 174	8,870,272
	State Dormitory Auth. Rev.,
4,500	5.00%, 3/15/27, Ser. A	5,129,010
1,600	5.289%, 3/15/33, Ser. H	1,827,568
2,700	5.389%, 3/15/40, Ser. H	3,157,272
19,850	5.50%, 3/15/30	23,066,891
4,000	State Urban Dev. Corp. Rev., 5.77%, 3/15/39	4,731,880
		66,295,437
	Ohio – 0.3%
	American Municipal Power, Inc. Rev.,
3,600	5.939%, 2/15/47	4,077,612
4,200	Comb Hydroelectric Projects, 7.834%, 2/15/41, Ser. B	5,812,758
		9,890,370
	Texas – 1.2%
	Conroe Independent School Dist., GO, Ser. A,
3,115	5.00%, 2/15/27 (GTD-PSF)	3,663,458
4,520	5.00%, 2/15/29 (GTD-PSF)	5,220,329
4,400	Dallas Cnty. Hospital Dist., GO, 5.621%, 8/15/44, Ser. C	5,190,636
18,960	Municipal Gas Acquisition & Supply Corp III Rev., 5.00%, 12/15/25	20,486,659
		34,561,082
Total Municipal Bonds (cost-$259,897,753)		293,360,903

24	Semi-Annual Report	| April 30, 2014

Schedule of Investments

Fixed Income SHares: Series C

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
Mortgage-Backed Securities – 3.2%
$4,324	Banc of America Commercial Mortgage Trust, 5.889%, 7/10/44, CMO (j)	$4,691,322
133	Banc of America Funding Trust, 2.807%, 1/20/47, CMO (j)	104,275
823	BCAP LLC Trust, 0.324%, 9/26/35, CMO (a)(d)(j)	812,317
	Bear Stearns Adjustable Rate Mortgage Trust, CMO (j),
79	2.517%, 10/25/33	80,358
190	2.533%, 3/25/35	193,531
61	2.68%, 5/25/34	56,853
1,086	Bear Stearns ALT-A Trust, 2.46%, 2/25/36, CMO (j)	745,678
	Bear Stearns Commercial Mortgage Securities Trust, CMO,
1,600	5.54%, 9/11/41	1,733,294
7,500	5.694%, 6/11/50 (j)	8,387,246
	Citigroup Mortgage Loan Trust, Inc., CMO (j),
403	2.20%, 9/25/35	403,491
356	2.29%, 9/25/35	354,099
	Citigroup/Deutsche Bank Commercial Mortgage Trust, CMO,
8,000	5.302%, 1/15/46 (j)	8,503,104
4,400	5.322%, 12/11/49	4,815,496
€173	Cordusio RMBS SRL, 0.453%, 6/30/35, CMO (j)	235,572
	Countrywide Alternative Loan Trust, CMO (j),
$1,729	0.344%, 11/25/46	1,351,088
523	0.354%, 5/25/36	423,383
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO (j),
249	0.474%, 3/25/35	188,546
51	2.854%, 8/25/34	45,362
2,600	Credit Suisse Commercial Mortgage Trust, 5.311%, 12/15/39, CMO	2,818,969
15	Credit Suisse First Boston Mortgage Securities Corp., 2.312%, 7/25/33, CMO (j)	14,706
5,784	Credit Suisse Mortgage Capital Certificates Mortgage-Backed Trust, 5.678%, 6/15/39, CMO (j)	6,304,441
	Downey Savings & Loan Assoc. Mortgage Loan Trust, CMO (j),
1,796	0.416%, 8/19/45	1,576,330
1,057	2.63%, 7/19/44	1,070,213
2,991	Greenpoint Mortgage Funding Trust, 0.384%, 6/25/45, CMO (j)	2,581,747
10	Greenpoint Mortgage Pass-Through Certificates, 2.795%, 10/25/33, CMO (j)	10,363
	GSR Mortgage Loan Trust, CMO (j),
62	1.86%, 3/25/33	61,701
1,402	2.65%, 9/25/35	1,426,639
601	2.651%, 9/25/35	609,361
	Harborview Mortgage Loan Trust, CMO (j),
250	0.346%, 1/19/38	211,310
425	0.497%, 6/20/35	404,028
146	2.492%, 5/19/33	148,119
	HomeBanc Mortgage Trust, CMO (j),
2,511	0.414%, 1/25/36	2,128,552
295	5.48%, 4/25/37	240,459
	JPMorgan Chase Commercial Mortgage Securities Trust, CMO,
1,000	5.336%, 5/15/47	1,091,437
6,600	5.42%, 1/15/49	7,241,629
2,200	5.44%, 6/12/47	2,407,907

April 30, 2014	| Semi-Annual Report	25

Schedule of Investments

Fixed Income SHares: Series C

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)			Value
		JPMorgan Mortgage Trust, CMO (j),
$81		1.99%, 11/25/33	$81,592
1,085		2.663%, 7/25/35	1,104,783
71		3.319%, 2/25/35	70,622
813		5.219%, 7/25/35	836,248
		Merrill Lynch/Countrywide Commercial Mortgage Trust, CMO,
1,200		5.172%, 12/12/49	1,298,271
1,600		5.894%, 8/12/49 (j)	1,787,141
		Morgan Stanley Re-Remic Trust, CMO (a)(d)(j),
2,976		5.819%, 8/12/45	3,299,227
1,313		5.819%, 8/15/45	1,455,542
181		Ocwen Residential MBS Corp., 7.00%, 10/25/40, CMO (a)(d)(f)(j)	359
		RBSSP Resecuritization Trust, CMO (a)(d)(j),
655		0.434%, 5/26/37	643,226
5,091		0.654%, 9/26/34	4,724,715
4,150		0.654%, 3/26/36	4,041,097
4,267		0.654%, 4/26/37	3,981,543
1,332		Residential Accredit Loans, Inc., 0.364%, 4/25/46, CMO (j)	659,013
117		Structured Adjustable Rate Mortgage Loan Trust, 2.445%, 2/25/34, CMO (j)	119,541
657		Structured Asset Securities Corp. Mortgage Pass-Through Certificates, 5.25%, 9/25/34, CMO	700,027
		Wachovia Bank Commercial Mortgage Trust, CMO,
95		0.235%, 6/15/20 (a)(d)(j)	93,903
700		5.416%, 1/15/45 (j)	750,508
1,300		5.678%, 5/15/46	1,442,743
		WaMu Mortgage Pass-Through Certificates, CMO (j),
178		0.464%, 1/25/45	176,348
1,895		0.558%, 11/25/34	1,797,831
1,039		1.135%, 2/25/46	971,867
591		Wells Fargo Mortgage-Backed Securities Trust, 2.615%, 3/25/36, CMO (j)	541,139
Total Mortgage-Backed Securities (cost-$77,771,589)			94,050,212
U.S. Government Agency Securities – 1.3%
		Fannie Mae,
2		2.018%, 8/25/18, CMO (j)	1,672
800		2.112%, 5/1/35, MBS (j)	843,754
2,460		2.25%, 11/1/35, MBS (j)	2,634,322
3		3.075%, 2/1/18, MBS (j)	2,796
2		4.095%, 4/1/17, MBS (j)	1,933
3,631		4.50%, 3/1/29-11/1/41, MBS	3,901,311
		Freddie Mac, MBS,
—	*	1.95%, 6/1/30 (j)	388
6		2.25%, 12/1/18 (j)	5,902
252		6.50%, 1/1/38-10/1/38	284,977
9		Ginnie Mae, 1.625%, 1/20/22, MBS (j)	9,304
		Small Business Administration Participation Certificates, ABS,
2,019		4.77%, 4/1/24	2,150,759
16,341		5.32%, 1/1/27	17,888,006
10,786		5.70%, 8/1/26	11,978,909
Total U.S. Government Agency Securities (cost-$36,538,317)			39,704,033

26	Semi-Annual Report	| April 30, 2014

Schedule of Investments

Fixed Income SHares: Series C

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
U.S. Treasury Obligations – 0.7%
	U.S. Treasury Notes,
$8,900	0.25%, 2/28/15	$8,911,997
12,030	1.50%, 2/28/19	11,952,467
Total U.S. Treasury Obligations (cost-$20,955,328)		20,864,464
Asset-Backed Securities – 0.6%
100	Ameriquest Mortgage Securities Trust, 0.544%, 3/25/36 (j)	83,346
	Bear Stearns Asset-Backed Securities I Trust (j),
1,776	0.354%, 12/25/36	1,661,067
1,000	0.564%, 12/25/35	953,047
490	1.154%, 10/25/37	457,426
1,234	BNC Mortgage Loan Trust, 0.254%, 5/25/37 (j)	1,178,461
	Conseco Financial Corp.,
207	6.22%, 3/1/30	221,412
3,439	6.53%, 2/1/31 (j)	3,468,422
1,500	First Franklin Mortgage Loan Trust, 0.644%, 9/25/35 (j)	1,365,888
1,284	First NLC Trust, 0.859%, 12/25/35 (j)	1,213,470
873	Home Equity Asset Trust, 1.354%, 10/25/33 (j)	810,488
3	Keystone Owner Trust, 9.00%, 1/25/29 (a)(b)(d)(f)(i)
	(acquisition cost-$1,680; purchased 11/21/00)	1,355
228	Merrill Lynch Mortgage Investors Trust, 0.274%, 2/25/37 (j)	103,521
500	Morgan Stanley ABS Capital I, Inc. Trust, 0.584%, 9/25/35 (j)	428,982
173	Morgan Stanley Mortgage Loan Trust, 0.514%, 4/25/37 (j)	97,430
1,000	Nomura Home Equity Loan, Inc. Home Equity Loan Trust, 0.744%, 9/25/35 (j)	795,289
163	Popular ABS Mortgage Pass-Through Trust, 0.244%, 6/25/47 (j)	156,055
214	Residential Asset Mortgage Products, Inc., 1.804%, 11/25/34 (j)	202,565
1,000	Structured Asset Investment Loan Trust, 0.844%, 6/25/35 (j)	930,481
	Structured Asset Securities Corp. Mortgage Loan Trust (j),
1,000	0.494%, 2/25/36	829,118
1,200	0.604%, 11/25/35	1,027,391
	Wells Fargo Home Equity Asset-Backed Securities Trust (j),
1,500	0.744%, 11/25/35	1,289,644
500	0.854%, 10/25/34	439,783
Total Asset-Backed Securities (cost-$16,443,820)		17,714,641
Senior Loans – 0.1%
	Technology Hardware, Storage & Peripherals – 0.1%
3,689	Dell International LLC, 4.50%, 4/29/20, Term B (a)(c) (cost-$3,649,935)	3,679,964
Short-Term Investments – 12.6%
	U.S. Government Agency Securities (k) – 9.6%
72,862	Fannie Mae Discount Notes, 0.061%, 9/22/14	72,850,342
	Federal Home Loan Bank Discount Notes,
41,595	0.058%, 7/30/14	41,591,880
69,500	0.061%, 7/9/14	69,495,969
66,147	0.079%, 10/29/14	66,134,586
	Freddie Mac Discount Notes,
18,300	0.101%, 10/24/14	18,296,413
19,000	0.112%, 11/19/14	18,994,661
Total U.S. Government Agency Securities (cost-$287,327,806)		287,363,851

April 30, 2014	| Semi-Annual Report	27

Schedule of Investments

Fixed Income SHares: Series C

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
	U.S. Treasury Obligations (h) – 1.8%
$48,982	U.S. Treasury Bills, 0.041%-0.078%, 5/8/14-10/30/14 (k)	$48,975,330
3,830	U.S. Treasury Notes, 0.125%, 7/31/14	3,830,973
Total U.S. Treasury Obligations (cost-$52,803,712)		52,806,303
	Certificate of Deposit – 1.2%
35,400	Intesa Sanpaolo Spa, 1.608%, 4/11/16 (j) (cost-$35,400,000)	35,572,256
	Repurchase Agreements – 0.0%
1,437	State Street Bank and Trust Co.,
	dated 4/30/14, 0.00%, due 5/1/14,
	proceeds $1,437,000; collateralized by
	Fannie Mae, 2.20%, due 10/17/22,
	valued at $1,469,651 including accrued interest (cost-$1,437,000)	1,437,000
Total Short-Term Investments (cost-$376,968,518)		377,179,410
Total Investments, before options written and securities sold short (cost-$2,776,474,033) – 99.3%		2,961,683,274

Notional Amount (000s)
Options Written (l) – (0.0)%
	Put Options – (0.0)%
	U.S. Dollar versus Japanese Yen, (OTC),
$237,800	strike price $99.00, expires 5/30/14	(151,241)
$110,000	strike price $99.00, expires 6/12/14	(144,980)
Total Options Written (premiums received-$2,457,212)		(296,221)

Principal Amount (000s)
Securities Sold Short – (1.6)%
	U.S. Government Agency Securities – (1.6)%
$45,200	Fannie Mae, 4.50%, MBS, TBA, 30 Year (proceeds received-$48,108,281)	(48,517,548)
Total Investments, net of options written and securities sold short (cost-$2,725,908,540) – 97.7%		2,912,869,505
Other assets less other liabilities – 2.3%		69,535,679
Net Assets – 100.0%		$2,982,405,184

Notes to Schedule of Investments:

*	Principal amount less than $500.

(a)	Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $319,265,878, representing 10.7% of net assets.

(b)	Illiquid.

(c)	These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Portfolio is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on April 30, 2014.

28	Semi-Annual Report	| April 30, 2014

Schedule of Investments

Fixed Income SHares: Series C

April 30, 2014 (unaudited) (continued)

(d)	144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	In default.

(f)	Fair-Valued–Securities with an aggregate value of $359,213, representing less than 0.05% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(g)	Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.

(h)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.

(i)	Restricted. The aggregate acquisition cost of such securities is $58,033,145. The aggregate value is $72,147,004, representing 2.4% of net assets.

(j)	Variable or Floating Rate Security–Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on April 30, 2014.

(k)	Rates reflect the effective yields at purchase date.

(l)	Non-income producing.

(m)	Futures contracts outstanding at April 30, 2014:

Type		Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation (Depreciation)
Long:	5-Year U.S. Treasury Note Futures	1,826	$218,121	6/30/14	$(857,526)
	Financial Futures Euro-90 day	5,258	1,307,336	6/15/15	285,653
Short:	90-Day EURIBOR Futures	(690)	(329)	12/15/14	230,505

					$(341,368)

(n)	Transactions in options written for the six months ended April 30, 2014:

	Contracts	Notional Amount (000s)	Notional Amount (000s)	Premiums
Options outstanding, October 31, 2013	268	$1,408,800	€912,000	$5,860,876
Options written	563	2,169,200	–	7,241,788
Options terminated in closing transactions	–	(2,185,300)	–	(2,696,845)
Options expired	(831)	(1,044,900)	(456,000)	(7,079,938)
Options exercised	–	–	(456,000)	(868,669)

Options outstanding, April 30, 2014	–	$347,800	€–	$2,457,212

(o)	Credit default swap agreements outstanding at April 30, 2014:

OTC sell protection swap agreements:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(1)	Credit Spread	Termination Date	Payments Received	Value(2)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Bank of America:
China Government International Bond	$2,000	0.36%	9/20/16	1.00%	$33,101	$10,371	$22,730
Barclays Bank:
Ally Financial, Inc.	20,500	1.60%	3/20/20	5.00%	3,858,575	3,478,114	380,461
China Government International Bond	28,800	0.21%	9/20/15	1.00%	352,414	271,505	80,909
China Government International Bond	6,000	0.36%	9/20/16	1.00%	99,307	31,114	68,193
Dow Jones CDX.EM-15 5-Year Index	5,700	2.93%	6/20/16	5.00%	277,733	769,500	(491,767)
BNP Paribas:
China Government International Bond	17,500	0.21%	9/20/15	1.00%	214,141	161,043	53,098
General Electric	900	0.26%	9/20/15	1.00%	10,326	(45,701)	56,027
Teck Resources Ltd.	800	1.49%	3/20/19	1.00%	(17,203)	(23,419)	6,216

April 30, 2014	| Semi-Annual Report	29

Schedule of Investments

Fixed Income SHares: Series C

April 30, 2014 (unaudited) (continued)

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(1)	Credit Spread	Termination Date	Payments Received	Value(2)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Citigroup:
China Government International Bond	$ 6,300	0.21%	9/20/15	1.00%	$ 77,091	$ 58,011	$ 19,080
China Government International Bond	4,000	0.36%	9/20/16	1.00%	66,205	20,743	45,462
United Kingdom Gilt	16,200	0.04%	6/20/15	1.00%	198,039	132,275	65,764
United Kingdom Gilt	33,500	0.07%	6/20/16	1.00%	709,457	415,748	293,709
Credit Suisse First Boston:
China Government International Bond	4,700	0.14%	3/20/15	1.00%	41,676	51,098	(9,422)
China Government International Bond	4,000	0.36%	9/20/16	1.00%	66,205	19,751	46,454
United Kingdom Gilt	13,000	0.05%	9/20/15	1.00%	188,268	133,971	54,297
Deutsche Bank:
Ally Financial, Inc.	10,000	1.60%	3/20/20	5.00%	1,882,232	1,809,445	72,787
BP Capital Markets	€4,000	0.54%	12/20/18	1.00%	122,333	106,215	16,118
France Government International Bond	$3,800	0.09%	9/20/15	0.25%	9,597	(138,576)	148,173
France Government International Bond	31,100	0.12%	3/20/16	0.25%	83,353	(1,104,012)	1,187,365
Goldman Sachs:
Brazilian Government International Bond	1,200	1.12%	3/20/18	1.00%	(3,885)	(14,522)	10,637
California State Municipal Bond	3,300	0.52%	12/20/18	1.63%	169,626	–	169,626
California State Municipal Bond	25,000	0.52%	12/20/18	1.65%	1,307,880	–	1,307,880
El Paso Corp.	350	0.33%	9/20/14	5.00%	8,519	(27,125)	35,644
France Government International Bond	25,900	0.12%	3/20/16	0.25%	69,416	(866,475)	935,891
HSBC Bank:
China Government International Bond	6,200	0.21%	9/20/15	1.00%	75,866	57,090	18,776
China Government International Bond	3,000	0.21%	9/20/15	1.00%	36,710	(41,619)	78,329
JPMorgan Chase:
Brazilian Government International Bond	12,000	1.06%	12/20/17	1.00%	(10,159)	–	(10,159)
China Government International Bond	22,000	0.14%	3/20/15	1.00%	195,079	254,939	(59,860)
France Government International Bond	4,900	0.09%	9/20/15	0.25%	12,375	(171,695)	184,070
Newmont Mining Corp.	1,600	1.37%	12/20/18	1.00%	(24,281)	(110,946)	86,665
Morgan Stanley:
China Government International Bond	17,200	0.21%	9/20/15	1.00%	210,470	137,396	73,074
France Government International Bond	22,300	0.17%	9/20/16	0.25%	49,996	(1,052,989)	1,102,985
Royal Bank of Scotland:
China Government International Bond	41,500	0.21%	9/20/15	1.00%	507,820	379,144	128,676

					$10,878,282	$4,700,394	$6,177,888

(1)	This represents the maximum potential amount the Portfolio could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

30	Semi-Annual Report	| April 30, 2014

Schedule of Investments

Fixed Income SHares: Series C

April 30, 2014 (unaudited) (continued)

(2)	The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at April 30, 2014 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(p)	Interest rate swap agreements outstanding at April 30, 2014:

OTC swap agreements:

	Notional Amount (000s)		Rate Type		Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Swap Counterparty		Termination Date	Payments Made	Payments Received
Bank of America	MXN 258,000	9/13/17	28-Day Mexico Interbank TIIE Banxico	5.50%	$407,737	$46,749	$360,988
Barclays Bank	750,000	9/13/17	28-Day Mexico Interbank TIIE Banxico	5.50%	1,185,281	143,088	1,042,193
Barclays Bank	91,800	4/9/19	28-Day Mexico Interbank TIIE Banxico	7.78%	742,536	3,208	739,328
Deutsche Bank	BRL 100	1/2/15	BRL-CDI-Compounded	7.62%	(1,398)	(246)	(1,152)
Deutsche Bank	AUD 188,640	12/15/15	6-Month Australian Bank Bill	5.00%	7,391,966	(2,459,889)	9,851,855
HSBC Bank	MXN 2,250,000	9/6/16	28-Day Mexico Interbank TIIE Banxico	5.60%	4,636,820	666,135	3,970,685
Morgan Stanley	1,500,000	9/6/16	28-Day Mexico Interbank TIIE Banxico	5.60%	3,091,214	373,129	2,718,085

					$17,454,156	$(1,227,826)	$18,681,982

Centrally cleared swap agreements:

	Notional Amount (000s)		Rate Type		Value	Unrealized Appreciation (Depreciation)
Broker (Exchange)		Termination Date	Payments Made	Payments Received
Barclays Bank (CME)	€445,000	3/14/15	0.40%	3-Month USD-LIBOR	$(654,949)	$192,364
Credit Suisse First Boston (CME)	4,000	9/16/19	6-Month EUR-EURIBOR	4.00%	1,012,671	410,073
Credit Suisse First Boston (CME)	¥7,920,000	9/18/23	1.00%	6-Month JPY-LIBOR	(1,957,836)	(276,206)
Deutsche Bank (CME)	€5,300	3/14/15	0.40%	3-Month USD-LIBOR	(7,800)	1,802
Goldman Sachs (CME)	5,700	3/14/15	0.40%	3-Month USD-LIBOR	(8,389)	3,365
Goldman Sachs (CME)	$25,700	12/18/23	3.00%	3-Month USD-LIBOR	(919,425)	(475,329)
Goldman Sachs (CME)	211,700	12/18/43	3.50%	3-Month USD-LIBOR	(4,785,001)	(18,414,341)
Morgan Stanley (CME)	57,600	6/19/43	2.75%	3-Month USD-LIBOR	7,231,986	3,247,955

					$(88,743)	$(15,310,317)

(q)	Forward foreign currency contracts outstanding at April 30, 2014:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value April 30, 2014	Unrealized Appreciation (Depreciation)
Purchased:
134,293,000 Australian Dollar settling 5/2/14	Bank of America	$123,923,566	$124,758,228	$834,662
50,434,000 Australian Dollar settling 5/2/14	Morgan Stanley	46,793,917	46,853,198	59,281
22,256,817 Brazilian Real settling 5/5/14	Credit Suisse First Boston	9,953,854	9,981,755	27,901
95,652,269 Brazilian Real settling 5/5/14	UBS	43,009,113	42,898,203	(110,910)
16,632,000 British Pound settling 6/12/14	Barclays Bank	27,438,625	28,072,473	633,848
1,503,000 Euro settling 6/3/14	BNP Paribas	2,084,405	2,085,045	640

April 30, 2014	| Semi-Annual Report	31

Schedule of Investments

Fixed Income SHares: Series C

April 30, 2014 (unaudited) (continued)

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value April 30, 2014	Unrealized Appreciation (Depreciation)
455,911,000 Euro settling 5/2/14	UBS	$629,841,046	$632,507,814	$2,666,768
2,351,100,000 Japanese Yen settling 5/13/14	BNP Paribas	23,084,241	22,998,553	(85,688)
70,231,550 Japanese Yen settling 5/13/14	Citigroup	688,707	687,008	(1,699)
47,240,110 Mexican Peso settling 5/14/14	BNP Paribas	3,524,330	3,608,236	83,906
13,877,000 Mexican Peso settling 5/14/14	Citigroup	1,046,279	1,059,936	13,657
61,117,110 Mexican Peso settling 8/25/14	Goldman Sachs	4,639,750	4,629,722	(10,028)
1,040,000 Norwegian Krone settling 5/13/14	Citigroup	169,093	174,902	5,809
Sold:
184,727,000 Australian Dollar settling 5/2/14	Bank of America	170,051,363	171,611,425	(1,560,062)
50,434,000 Australian Dollar settling 6/3/14	Morgan Stanley	46,689,886	46,750,642	(60,756)
22,256,817 Brazilian Real settling 5/5/14	Credit Suisse First Boston	9,358,682	9,981,755	(623,073)
95,652,269 Brazilian Real settling 5/5/14	UBS	40,659,393	42,898,203	(2,238,810)
95,652,269 Brazilian Real settling 6/3/14	UBS	42,656,203	42,508,524	147,679
17,643,000 British Pound settling 6/12/14	Goldman Sachs	29,561,111	29,778,899	(217,788)
344,458,004 Euro settling 5/2/14	Bank of America	475,085,383	477,883,577	(2,798,194)
111,452,996 Euro settling 5/2/14	Royal Bank of Scotland	153,540,880	154,624,238	(1,083,358)
455,911,000 Euro settling 6/3/14	UBS	629,779,498	632,465,164	(2,685,666)
2,400,400,000 Japanese Yen settling 5/13/14	Barclays Bank	23,693,052	23,480,808	212,244
61,117,110 Mexican Peso settling 5/14/14	Goldman Sachs	4,677,032	4,668,172	8,860

				$(6,780,777)

(r)	At April 30, 2014, the Portfolio held $28,482,000 in cash and U.S. Treasury Obligations valued at $959,966 as collateral and pledged cash collateral of $9,000 for derivative contracts. Cash collateral held may be invested in accordance with the Portfolio’s investment strategy. Securities held as collateral will not be pledged and are not reflected in the Schedule of Investments.

(s)	The weighted average daily balance of reverse repurchase agreements during the six months ended April 30, 2014 was $255,247,280, at a weighted average interest rate of 0.08%. There were no open reverse repurchase agreements at April 30, 2014.

(t)	The weighted average borrowing for sale-buybacks during the six months ended April 30, 2014 was $331,113,506 at a weighted average interest rate of 0.11%. There were no open sale-buybacks at April 30, 2014.

(u)	Fair Value Measurements-See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 4/30/14
Investments in Securities – Assets
Corporate Bonds & Notes:
Airlines	$–	$1,528,125	$41,148,917	$42,677,042
Diversified Financial Services	–	263,001,836	357,499	263,359,335
All Other	–	1,259,291,929	–	1,259,291,929
Sovereign Debt Obligations	–	549,801,341	–	549,801,341
Municipal Bonds	–	293,360,903	–	293,360,903
Mortgage-Backed Securities	–	94,049,853	359	94,050,212
U.S. Government Agency Securities	–	39,704,033	–	39,704,033
U.S. Treasury Obligations	–	20,864,464	–	20,864,464
Asset-Backed Securities	–	17,713,286	1,355	17,714,641
Senior Loans	–	3,679,964	–	3,679,964
Short-Term Investments	–	377,179,410	–	377,179,410
	–	2,920,175,144	41,508,130	2,961,683,274

32	Semi-Annual Report	| April 30, 2014

Schedule of Investments

Fixed Income SHares: Series C

April 30, 2014 (unaudited) (continued)

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 4/30/14
Investment in Securities – Liabilities
Options Written, at value:
Foreign Exchange Contracts	$–	$(296,221)	$–	$(296,221)
Securities Sold Short, at value	–	(48,517,548)	–	(48,517,548)
	–	(48,813,769)	–	(48,813,769)
Other Financial Instruments* – Assets
Credit Contracts	–	6,749,096	–	6,749,096
Foreign Exchange Contracts	–	4,695,255	–	4,695,255
Interest Rate Contracts	516,158	22,538,693	–	23,054,851
	516,158	33,983,044	–	34,499,202
Other Financial Instruments* – Liabilities
Credit Contracts	–	(571,208)	–	(571,208)
Foreign Exchange Contracts	–	(11,476,032)	–	(11,476,032)
Interest Rate Contracts	(857,526)	(19,167,028)	–	(20,024,554)
	(857,526)	(31,214,268)	–	(32,071,794)
Totals	$(341,368)	$2,874,130,151	$41,508,130	$2,915,296,913

At April 30, 2014, there were no transfers between Levels 1 and 2.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended April 30, 2014, was as follows:

	Beginning Balance 10/31/13	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3**	Transfers out of Level 3	Ending Balance 4/30/14
Investments in Securities – Assets
Corporate Bonds & Notes:
Airlines	$1,428,026	$4,746,891	$(51,596)	$(6,001)	$(1,465)	$52,033	$34,981,029	$–	$41,148,917
Diversified Financial Services	349,195	–	(8,600)	–	–	16,904	–	–	357,499
Mortgage-Backed Securities	427	–	(33,144)	178	7,073	25,825	–	–	359
Asset-Backed Securities	1,361	–	–	(38)	–	32	–	–	1,355
Totals	$1,779,009	$4,746,891	$(93,340)	$(5,861)	$5,608	$94,794	$34,981,029	$–	$41,508,130

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at April 30, 2014.

	Ending Balance at 4/30/14	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities – Assets
Corporate Bonds & Notes	$41,148,917	Third-Party Pricing Vendor	Single Broker Quote	$60.50 – $117.00
	357,499	Benchmark Pricing	Security Price Reset	$80.96
Mortgage-Backed Securities	359	Benchmark Pricing	Security Price Reset	$0.20
Asset-Backed Securities	1,355	Benchmark Pricing	Security Price Reset	$48.77

*	Other financial instruments are derivatives, such as futures contracts, swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

**	Transferred out of Level 2 into Level 3 because an evaluated price with observable inputs from a third-party pricing vendor was not available.

The net change in unrealized appreciation/depreciation of Level 3 investments held at April 30, 2014, was $903,659. Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statement of Operations.

April 30, 2014	| Semi-Annual Report	33

Schedule of Investments

Fixed Income SHares: Series C

April 30, 2014 (unaudited) (continued)

(v)	The following is a summary of the derivative instruments categorized by risk exposure:

The effect of derivatives on the Statement of Assets and Liabilities at April 30, 2014:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation of OTC swaps	$18,683,134	$6,749,096	$–	$25,432,230
Receivable for variation margin on centrally cleared swaps**	1,954	–	–	1,954
Receivable for variation margin on futures contracts*	893,963	–	–	893,963
Unrealized appreciation of forward foreign currency contracts	–	–	4,695,255	4,695,255
Total asset derivatives	$19,579,051	$6,749,096	$4,695,255	$31,023,402
Liability derivatives:
Unrealized depreciation of OTC swaps	$(1,152)	$(571,208)	$–	$(572,360)
Payable for variation margin on centrally cleared swaps**	(1,797,320)	–	–	(1,797,320)
Options written, at value	–	–	(296,221)	(296,221)
Payable for variation margin on futures contracts*	(32,913)	–	–	(32,913)
Unrealized depreciation of forward foreign currency contracts	–	–	(11,476,032)	(11,476,032)
Total liability derivatives	$(1,831,385)	$(571,208)	$(11,772,253)	$(14,174,846)

*	Included in net unrealized depreciation of $341,368 on futures contracts as reported in note (m) of the Notes to Schedule of Investments.

**	Included in net unrealized depreciation of $15,310,317 on centrally cleared swaps as reported in note (p) of the Notes to Schedule of Investments.

The effect of derivatives on the Statement of Operations for the six months ended April 30, 2014:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Futures contracts	$8,991,905	$–	$–	$8,991,905
Options written	7,788,991	–	755,792	8,544,783
Swaps	(30,645,767)	1,055,569	–	(29,590,198)
Foreign currency transactions (forward foreign currency contracts)	–	–	(4,690,183)	(4,690,183)
Total net realized gain (loss)	$(13,864,871)	$1,055,569	$(3,934,391)	$(16,743,693)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(11,549,067)	$–	$–	$(11,549,067)
Options written	(2,009,185)	–	2,160,991	151,806
Swaps	15,338,030	2,026,296	–	17,364,326
Foreign currency transactions (forward foreign currency contracts)	–	–	1,883,319	1,883,319
Total net change in unrealized appreciation/depreciation	$1,779,778	$2,026,296	$4,044,310	$7,850,384

The average volume (measured at each fiscal quarter-end) of derivative activity during the six months ended April 30, 2014:

Options Written(1)	Options Written(2)	Futures Contracts(1)		Forward Foreign Currency Contracts(3)		Credit Default Swap Agreements(2)		Interest Rate Swap Agreements(2)
		Long	Short	Purchased	Sold	Buy	Sell
366	$1,550,300	7,698	(690)	$666,094,826	$1,187,239,711	$12,200	$407,750	$787,900
	€608,000						€4,000	AUD 188,640
								BRL 325,167
								€156,000
								¥5,280,000
								MXN 4,849,800

(1)	Number of contracts

(2)	Notional Amount (in thousands)

(3)	U.S. $ Value on origination date

34	Semi-Annual Report	| April 30, 2014

Schedule of Investments

Fixed Income SHares: Series C

April 30, 2014 (unaudited) (continued)

(w)	The following tables present by counterparty the Portfolio’s derivative assets and liabilities net of related collateral held by the Fund at April 30, 2014 which has not been offset in the Statement of Assets and Liabilities, but would be available for offset to the extent of a default by the counterparty to the transaction.

Financial Assets and Derivative Assets, and Collateral Received at April 30, 2014:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Paid (Received)		Net Amount
Foreign Currency Exchange Contracts
Bank of America	$834,662	$(834,662)	$–		$–
Barclays Bank	846,092	(491,767)	–		354,325
BNP Paribas	84,546	(84,546)	–		–
Citigroup	19,466	(1,699)	–		17,767
Credit Suisse First Boston	27,901	(27,901)	–		–
Goldman Sachs	8,860	(8,860)	–		–
Morgan Stanley	59,281	(59,281)	–		–
UBS	2,814,447	(2,814,447)	–		–
Swaps
Bank of America	383,718	(383,718)	–		–
Barclays Bank	2,311,084	–	(2,311,084	)†,##	–
BNP Paribas	115,341	(1,142)	(114,199	)†,#,##	–
Citigroup	424,015	(959,966)	626,777	##	90,826
Credit Suisse First Boston	100,751	(100,751)	–		–
Deutsche Bank	11,276,298	(1,152)	(11,197,063	)#,##	78,083
Goldman Sachs	2,459,678	(218,956)	(2,240,722	)†,#,##	–
HSBC Bank	4,067,790	–	(4,067,790	)†,#,##	–
JPMorgan Chase	270,735	(70,019)	(27,702	)#,##	173,014
Morgan Stanley	3,894,144	(1,475)	(3,892,669	)†,#,##	–
Royal Bank of Scotland	128,676	(128,676)	–		–
Totals	$30,127,485	$(6,189,018)	$(23,224,452)		$714,015

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Financial Assets Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset		Net Amount
Repurchase Agreement
State Street Bank & Trust Co.	$1,437,000	$(1,437,000	)†	$–

Financial Liabilities and Derivative Liabilities, and Collateral Pledged at April 30, 2014:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Foreign Currency Exchange Contracts
Bank of America	$4,358,256	$(2,257,294)	$–	$2,100,962
BNP Paribas	85,688	(85,688)	–	–
Citigroup	1,699	(1,699)	–	–
Credit Suisse First Boston	623,073	(409,629)	–	213,444
Goldman Sachs	227,816	(227,816)	–	–
Morgan Stanley	60,756	(60,756)	–	–
Royal Bank of Scotland	1,083,358	(128,676)	–	954,682
UBS	5,035,386	(4,862,288)	630,000	803,098

April 30, 2014	| Semi-Annual Report	35

Schedule of Investments

Fixed Income SHares: Series C

April 30, 2014 (unaudited) (continued)

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)		Net Amount
Swaps		–
Barclays Bank	$491,767	$(491,767)	$–		$–
Credit Suisse First Boston	9,422	–	(9,422	)##	–
Deutsche Bank	1,152	(1,152)	–		–
JPMorgan Chase	70,019	(70,019)	–		–
Totals	$12,048,392	$(8,596,784)	$620,578		$4,072,186

†	The actual collateral received is greater than the amount shown here due to over collateralization.

#	The amount includes upfront premiums received.

##	The amount includes upfront premiums paid.

Glossary:

ABS	-	Asset-Backed Securities
AUD	-	Australian Dollar
BRL	-	Brazilian Real
	£-	British Pound
CAD	-	Canadian Dollar
CDI	-	Inter-Bank Deposit Certificate
CDX.EM	-	Credit Derivatives Index Emerging Markets
CME	-	Chicago Mercantile Exchange
CMO	-	Collateralized Mortgage Obligation
EUR/€	-	Euro
EURIBOR	-	Euro Inter-Bank Offered Rate
GO	-	General Obligation Bond
GTD	-	Guaranteed
JPY/¥	-	Japanese Yen
LIBOR	-	London Inter-Bank Offered Rate
MBIA	-	insured by MBIA Insurance Corp.
MBS	-	Mortgage-Backed Securities
MXN	-	Mexican Peso
OTC	-	Over-the-Counter
PSF	-	Public School Fund
RMBS	-	Residential Mortage-Backed Security
TBA	-	To Be Announced
TIIE	-	Inter-Bank Equilibrium Interest Rate

36	Semi-Annual Report	| April 30, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

Fixed Income SHares: Series LD

April 30, 2014 (unaudited)

Principal Amount (000s)		Value
Corporate Bonds & Notes – 78.3%
	Airlines – 2.2%
$100	American Airlines, Inc., 7.50%, 3/15/16 (a)(c)(d)	$104,188
75	United Airlines, Inc., 6.75%, 9/15/15 (a)(c)	76,406
		180,594
	Auto Manufacturers – 1.1%
	Hyundai Capital America (a)(c),
50	1.45%, 2/6/17	50,106
40	1.625%, 10/2/15	40,456
		90,562
	Banking – 22.1%
100	Ally Financial, Inc., 2.75%, 1/30/17	101,500
200	Banco Bradesco S.A., 4.50%, 1/12/17 (a)(c)	211,250
150	Banco Santander Chile, 3.75%, 9/22/15	155,605
75	Bank of America Corp., 6.50%, 8/1/16	83,719
95	CIT Group, Inc., 4.25%, 8/15/17	99,750
	DBS Bank Ltd. (a)(b)(c)(f),
100	0.849%, 7/15/21 (g)
	(acquisition cost – $97,250; purchased 3/6/14)	96,930
50	5.00%, 11/15/19 (converts to FRN on 11/15/14) (acquisition cost-$51,150; purchased 2/21/14)	50,878
	Eksportfinans ASA,
50	2.375%, 5/25/16	50,025
100	5.50%, 5/25/16	106,250
100	Hypothekenbank Frankfurt AG, 0.102%, 9/20/17 (g)	97,227
	Hypothekenbank Frankfurt International S.A.,
100	0.097%, 3/20/17	93,974
100	5.125%, 1/21/16	105,183
200	Kookmin Bank, 1.114%, 1/27/17 (a)(c)(g)	201,302
100	Korea Development Bank, 3.25%, 3/9/16	104,350
75	Macquarie Bank Ltd., 2.00%, 8/15/16 (a)(b)(c)(f) (acquisition cost-$76,283; purchased 2/4/14)	76,279
100	Royal Bank of Scotland PLC, 5.00%, 5/17/15	103,036
100	Woori Bank Co., Ltd., 4.75%, 1/20/16	106,036
		1,843,294
	Biotechnology – 1.2%
95	Amgen, Inc., 2.125%, 5/15/17	97,409
	Building Materials – 2.6%
100	Masco Corp., 6.125%, 10/3/16	110,750
95	USG Corp., 6.30%, 11/15/16	103,075
		213,825
	Diversified Financial Services – 13.4%
95	American Express Credit Corp., 2.80%, 9/19/16	99,274
75	Bear Stearns Cos. LLC, 0.624%, 11/21/16 (g)	74,783
78	General Electric Capital Corp., 0.555%, 12/20/16 (g)	77,730
75	General Motors Financial Co., Inc., 2.75%, 5/15/16	76,312
145	HSBC Finance Corp., 5.50%, 1/19/16 (e)	156,238
	International Lease Finance Corp.,
50	5.75%, 5/15/16	53,938
50	8.625%, 9/15/15	55,000

April 30, 2014	| Semi-Annual Report	37

Schedule of Investments

Fixed Income SHares: Series LD

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
$ 180	LeasePlan Corp. NV, 2.50%, 5/16/18 (a)(b)(c)(f)
	(acquisition cost-$178,366; purchased 1/29/14)	$ 179,833
100	Macquarie Group Ltd., 3.00%, 12/3/18 (a)(b)(c)(f)
	(acquisition cost-$100,550; purchased 2/11/14)	101,604
150	SLM Corp., 6.25%, 1/25/16	162,375
75	Vesey Street Investment Trust I, 4.404%, 9/1/16	80,326
		1,117,413
	Electric Utilities – 4.1%
30	Electricite de France, 0.694%, 1/20/17 (a)(c)(g)	30,111
100	FirstEnergy Corp., 2.75%, 3/15/18	100,733
200	Korea Western Power Co., Ltd., 3.125%, 5/10/17 (e)	207,916
		338,760
	Electronics – 1.2%
95	Thermo Fisher Scientific, Inc., 3.20%, 3/1/16	99,099
	Healthcare-Services – 2.0%
	HCA, Inc.,
80	6.50%, 2/15/16	87,000
75	7.19%, 11/15/15	81,375
		168,375
	Insurance – 0.3%
22	American International Group, Inc., 2.375%, 8/24/15	22,434
	Iron/Steel – 1.2%
100	Glencore Funding LLC, 1.70%, 5/27/16 (a)(b)(c)(f)
	(acquisition cost-$100,283; purchased 2/4/14)	100,604
	Lodging – 3.9%
115	MGM Resorts International, 6.625%, 7/15/15	122,187
200	Wynn Macau Ltd., 5.25%, 10/15/21 (a)(c)	203,500
		325,687
	Media – 2.0%
25	Comcast Corp., 5.90%, 3/15/16	27,385
	DISH DBS Corp.,
50	7.125%, 2/1/16	54,750
80	7.75%, 5/31/15	85,600
		167,735
	Oil & Gas – 10.5%
90	Anadarko Petroleum Corp., 5.95%, 9/15/16	100,370
100	Devon Energy Corp., 1.875%, 5/15/17	101,689
200	Korea National Oil Corp., 4.00%, 10/27/16 (e)	212,606
100	Petrobras Global Finance BV, 1.855%, 5/20/16 (g)	99,625
50	Plains Exploration & Production Co., 6.125%, 6/15/19	55,375
200	Sinopec Group Overseas Development 2012 Ltd., 2.75%, 5/17/17 (a)(c)(e)	205,700
90	Transocean, Inc., 5.05%, 12/15/16	97,982
		873,347
	Pharmaceuticals – 2.4%
95	Express Scripts Holding Co., 3.125%, 5/15/16	99,612
100	McKesson Corp., 0.635%, 9/10/15 (g)	100,156
		199,768

38	Semi-Annual Report	| April 30, 2014

Schedule of Investments

Fixed Income SHares: Series LD

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
	Pipelines – 0.4%
$ 30	Kinder Morgan Energy Partners L.P., 6.00%, 2/1/17	$ 33,558
	Telecommunications – 6.5%
50	Orange S.A., 2.75%, 2/6/19	50,987
200	SK Telecom Co., Ltd., 2.125%, 5/1/18 (a)(c)	198,917
100	Sprint Communications, Inc., 6.00%, 12/1/16	109,750
75	Telecom Italia Capital S.A., 6.175%, 6/18/14	75,553
100	Verizon Communications, Inc., 2.50%, 9/15/16 (e)	103,564
		538,771
	Transportation – 1.2%
100	Kansas City Southern de Mexico S.A. De C.V., 0.935%, 10/28/16 (g)	100,359
Total Corporate Bonds & Notes (cost-$6,483,672)		6,511,594
Mortgage-Backed Securities – 7.5%
30	Banc of America Merrill Lynch Commercial Mortgage, Inc., 4.933%, 7/10/45	31,241
	BCAP LLC Trust, CMO (a)(c)(g),
100	0.312%, 3/26/37	97,238
58	2.709%, 7/26/36	58,685
11	Citigroup Mortgage Loan Trust, Inc., 6.00%, 2/25/37, CMO (a)(c)	11,417
30	Credit Suisse Commercial Mortgage Trust, 5.311%, 12/15/39, CMO	32,527
149	Credit Suisse Mortgage Capital Certificates, 2.659%, 9/27/36, CMO (a)(c)(g)	150,791
31	JPMorgan Resecuritization Trust, 2.255%, 7/27/37, CMO (a)(c)(g)	30,761
131	Residential Accredit Loans, Inc., 0.594%, 6/25/34, CMO (g)	128,815
25	Wachovia Bank Commercial Mortgage Trust, 5.558%, 3/15/45 (g)	26,739
59	WaMu Mortgage Pass-Through Certificates, 0.588%, 6/25/44, CMO (g)	55,416
Total Mortgage-Backed Securities (cost-$613,427)		623,630
Asset-Backed Securities (g) – 7.1%
30	Aegis Asset-Backed Securities Trust, 0.424%, 12/25/35	28,865
77	Argent Securities, Inc. Asset-Backed Pass-Through Certificates, 0.414%, 10/25/35	76,565
131	Golden Knight CDO Ltd., 0.479%, 4/15/19 (a)(c)	129,596
19	Kingsland I Ltd., 0.483%, 6/13/19, CDO (a)(c)	18,740
50	Race Point CLO Ltd., 1.533%, 12/15/22 (a)(c)	50,053
246	Saturn CLO Ltd., 0.462%, 5/13/22 (a)(c)	241,116
49	Structured Asset Securities Corp. Mortgage Pass-Through Certificates, 0.734%, 1/25/33	45,378
Total Asset-Backed Securities (cost-$586,818)		590,313
Sovereign Debt Obligations – 1.8%
	Republic of Korea – 1.2%
100	Export-Import Bank of Korea, 4.125%, 9/9/15	104,563
	Spain – 0.6%
50	Junta Comunidades de Castilla-La Mancha, 4.707%, 11/15/14 (a)(b)(c)(f)
	(acquisition cost-$51,179; purchased 2/25/14)	50,017
Total Sovereign Debt Obligations (cost-$155,577)		154,580
Short-Term Investments – 13.1%
	Sovereign Debt Obligation – 8.3%
	Slovenia – 8.3%
€500	Slovenia Ministry of Finance Treasury Bills, zero coupon, 9/11/14 (cost-$679,909)	692,085

April 30, 2014	| Semi-Annual Report	39

Schedule of Investments

Fixed Income SHares: Series LD

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
	Certificate of Deposit – 2.4%
$ 200	Intesa Sanpaolo SpA, 1.65%, 4/7/15 (cost-$200,000)	$ 200,345
	Mexico Treasury Bill – 2.4%
MXN 2,600	Mexico Cetes, zero coupon, 7/10/14 (cost-$196,332)	197,415
Total Short-Term Investments (cost-$1,076,241)		1,089,845
Total Investments, before securities sold short (cost-$8,915,735) – 107.8%		8,969,962
Securities Sold Short – (1.2)%
	U.S. Treasury Obligations – (1.2)%
$100	U.S. Treasury Notes, 1.625%, 3/31/19 (proceeds received-$99,526)	(99,816)
Total Investments, net of securities sold short (cost-$8,816,209) – 106.6%		8,870,146
Other liabilities in excess of other assets – (6.6)%		(549,656)
Net Assets – 100.0%		$8,320,490

Notes to Schedule of Investments:

(a)	Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $2,766,478, representing 33.2% of net assets.

(b)	Illiquid.

(c)	144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d)	In default.

(e)	All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.

(f)	Restricted. The aggregate acquisition cost of such securities is $655,061. The aggregate value is $656,145, representing 7.9% of net assets.

(g)	Variable or Floating Rate Security–Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on April 30, 2014.

(h)	Futures contracts outstanding at April 30, 2014:

	Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation
Long:	5-Year Euro-Bobl Futures	1	$174	6/6/14	$110

At April 30, 2014, the Portfolio pledged cash collateral of $7,000 for futures contracts.

(i)	Transactions in options written during the period ended April 30, 2014:

	Notional Amount (000s)	Premiums
Options written	400	$3,529
Options terminated in closing transactions	(400)	(3,529)

Options outstanding, April 30, 2014	–	$–

40	Semi-Annual Report	| April 30, 2014

Schedule of Investments

Fixed Income SHares: Series LD

April 30, 2014 (unaudited) (continued)

(j)	Credit default swap agreements outstanding at April 30, 2014:

OTC sell protection swap agreements:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(1)	Credit Spread		Termination Date	Payments Received	Value(2)	Upfront Premiums Received	Unrealized Appreciation
Credit Suisse First Boston:
CMBX.NA AAA.1	$95		†	10/12/52	0.10%	$(322)	$(476)	$154
Goldman Sachs:
CMBX.NA AAA.1	95		†	10/12/52	0.10%	(321)	(432)	111
Standard Chartered PLC	30	0.94%		3/20/19	1.00%	118	(30)	148

						$(525)	$(938)	$413

†	Credit Spread not quoted for asset-backed securities.

(1)	This represents the maximum potential amount the Portfolio could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(2)	The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at April 30, 2014 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(k)	Forward foreign currency contracts outstanding at April 30, 2014:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value April 30, 2014	Unrealized Appreciation (Depreciation)
Purchased:
103,000 Euro settling 5/2/14	Bank of America	$142,512	$142,897	$385
794,000 Mexican Peso settling 5/14/14	Barclays Bank	59,340	60,646	1,306
Sold:
70,000 Euro settling 5/2/14	Bank of America	96,530	97,114	(584)
103,000 Euro settling 6/3/14	Bank of America	142,500	142,887	(387)
500,000 Euro settling 9/11/14	Barclays Bank	682,904	693,525	(10,621)
33,000 Euro settling 5/2/14	BNP Paribas	45,429	45,783	(354)
4,200,000 Japanese Yen settling 5/13/14	Barclays Bank	41,227	41,085	142
10,100,000 Japanese Yen settling 5/13/14	BNP Paribas	99,595	98,799	796
15,300,000 Japanese Yen settling 5/13/14	Deutsche Bank	149,221	149,665	(444)
786,780 Mexican Peso settling 5/14/14	Barclays Bank	60,000	60,095	(95)
2,600,000 Mexican Peso settling 7/10/14	BNP Paribas	195,854	197,675	(1,821)

				$(11,677)

(l)	Open reverse repurchase agreements at April 30, 2014:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
BNP Paribas	0.33%	4/30/14	5/14/14	$297,003	$297,000
UBS	0.34	4/28/14	5/12/14	406,012	406,000
	0.35	4/22/14	5/6/14	151,013	151,000

					$854,000

(m)	The weighted average daily balance of reverse repurchase agreements during the period ended April 30, 2014 was $532,947, at a weighted average interest rate of 0.35%. Total value of underlying collateral (refer to the Schedule of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at April 30, 2014 was $1,093,939.

(n)	The weighted average borrowing for sale-buybacks during the period ended April 30, 2014 was $338,757 at a weighted average interest rate of (0.11)%. There were no open sale-buybacks at April 30, 2014.

April 30, 2014	| Semi-Annual Report	41

Schedule of Investments

Fixed Income SHares: Series LD

April 30, 2014 (unaudited) (continued)

(o)	Fair Value Measurements-See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 4/30/14
Investments in Securities – Assets
Corporate Bonds & Notes	$–	$6,511,594	$–	$6,511,594
Mortgage-Backed Securities	–	623,630	–	623,630
Asset-Backed Securities	–	590,313	–	590,313
Sovereign Debt Obligations	–	154,580	–	154,580
Short-Term Investments	–	1,089,845	–	1,089,845
	–	8,969,962	–	8,969,962
Investment in Securities – Liabilities
Securities Sold Short, at value	–	(99,816)	–	(99,816)
Other Financial Instruments* – Assets
Credit Contracts	–	413	–	413
Foreign Exchange Contracts	–	2,629	–	2,629
Interest Rate Contracts	110	–	–	110
	110	3,042	–	3,152
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	–	(14,306)	–	(14,306)
Totals	$110	$8,858,882	$–	$8,858,992

At April 30, 2014, there were no transfers between Levels 1 and 2.

*	Other financial instruments are derivatives, such as futures contracts, swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

(p)	The following is a summary of the derivative instruments categorized by risk exposure:

The effect of derivatives on the Statement of Assets and Liabilities at April 30, 2014:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation of OTC swaps	$–	$413	$–	$413
Receivable for variation margin on futures contracts*	319	–	–	319
Unrealized appreciation of forward foreign currency contracts	–	–	2,629	2,629
Total asset derivatives	$319	$413	$2,629	$3,361
Liability derivatives:
Unrealized depreciation of forward foreign currency contracts	$–	$–	$(14,306)	$(14,306)

*	Included in net unrealized appreciation of $110 on futures contracts as reported in note (h) of the Notes to Schedule of Investments.

The effect of derivatives on the Statement of Operations for the period ended April 30, 2014:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Futures contracts	$824	$–	$–	$824
Options written	239	–	–	239
Swaps	–	86	–	86
Foreign currency transactions (forward foreign currency contracts)	–	–	(7,501)	(7,501)
Total net realized gain (loss)	$1,063	$86	$(7,501)	$(6,352)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$110	$–	$–	$110
Swaps	–	413	–	413
Foreign currency transactions (forward foreign currency contracts)	–	–	(11,677)	(11,677)
Total net change in unrealized appreciation/depreciation	$110	$413	$(11,677)	$(11,154)

42	Semi-Annual Report	| April 30, 2014

Schedule of Investments

Fixed Income SHares: Series LD

April 30, 2014 (unaudited) (continued)

The average volume (measured at each fiscal quarter-end) of derivative activity during the period ended April 30, 2014:

Futures Contracts(1)	Forward Foreign Currency Contracts(2)		Credit Default Swap Agreements(3)
Long	Purchased	Sold	Sell
1	$451,967	$1,128,231	$125

(1)	Number of contracts

(2)	U.S. $ Value on origination date

(3)	Notional Amount (in thousands)

(q)	The following tables present by counterparty the Portfolio’s derivative assets and liabilities net of related collateral held by the Fund at April 30, 2014 which has not been offset in the Statement of Assets and Liabilities, but would be available for offset to the extent of a default by the counterparty to the transaction.

Financial Assets and Derivative Assets, and Collateral Received at April 30, 2014:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received		Net Amount
Foreign Currency Exchange Contracts
Bank of America	$385	$(385)	$–		$–
Barclays Bank	1,448	(1,448)	–		–
BNP Paribas	796	(796)	–		–
Swaps
Credit Suisse First Boston	154	–	(154	)†,#	–
Goldman Sachs	259	–	(259	)†,#	–
Totals	$3,042	$(2,629)	$(413)		$–

Financial Liabilities and Derivative Liabilities, and Collateral Pledged at April 30, 2014:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities		Financial Instrument/ Derivative Offset	Cash Collateral Pledged	Net Amount
Foreign Currency Exchange Contracts
Bank of America	$971		$(385)	$–	$586
Barclays Bank	10,716		(1,448)	–	9,268
BNP Paribas	2,175		(796)	–	1,379
Deutsche Bank	444		–	–	444
Totals	$14,306		$(2,629)	$–	$11,677

Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities		Financial Instrument/ Derivative Offset	Cash Collateral Pledged	Net Amount
Reverse Repurchase Agreements
BNP Paribas	$297,003	†††	$(297,003)††	$–	$–
UBS	557,025	†††	(557,025)††	–	–
Totals	$854,028		$(854,028)	$–	$–

†	The actual collateral received is greater than the amount shown here due to over collateralization.

††	The actual collateral pledged is greater than the amount shown here due to over collateralization.

†††	The amount includes interest payable for Reverse Repurchase Agreements.

#	The amount includes upfront premiums received.

April 30, 2014	| Semi-Annual Report	43

Schedule of Investments

Fixed Income SHares: Series LD

April 30, 2014 (unaudited) (continued)

Glossary:

CDO	-	Collateralized Debt Obligation
CLO	-	Collateralized Loan Obligation
CMBX	-	Commercial Mortgage-Backed Index
CMO	-	Collateralized Mortgage Obligation
	€-	Euro
FRN	-	Floating Rate Note
MXN	-	Mexican Peso
OTC	-	Over-the-Counter

44	Semi-Annual Report	| April 30, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

Fixed Income SHares: Series M

April 30, 2014 (unaudited)

Principal Amount (000s)		Value
U.S. Treasury Obligations – 74.1%
	U.S. Treasury Notes,
$974	0.25%, 1/31/15 (g)	$975,313
112,600	1.00%, 5/31/18 (g)	110,963,810
60,000	1.125%, 5/31/19 (g)	58,265,640
168,500	1.375%, 6/30/18 (g)	168,315,661
129,800	1.375%, 2/28/19 (g)	128,207,873
1,336,100	1.50%, 8/31/18 (g)(h)	1,337,613,801
275,000	1.50%, 1/31/19 (e)	273,517,475
68,480	1.50%, 2/28/19	68,038,646
5,300	2.00%, 2/15/22	5,156,529
Total U.S. Treasury Obligations (cost-$2,163,165,208)		2,151,054,748
U.S. Government Agency Securities – 43.1%
	Fannie Mae,
6,100	0.354%, 10/27/37, CMO (j)	6,085,814
22	0.604%, 8/25/21, CMO (j)	22,133
1,052	1.712%, 1/1/34, MBS (j)	1,098,438
496	1.863%, 1/1/20, MBS (j)	517,960
289	1.913%, 1/1/22, MBS (j)	298,162
338	2.025%, 1/1/33, MBS (j)	355,132
295	2.04%, 5/1/28-5/1/34, MBS (j)	313,918
15	2.10%, 11/1/32, MBS (j)	14,629
29	2.123%, 10/1/32, MBS (j)	29,093
105	2.217%, 12/1/34, MBS (j)	110,830
57	2.22%, 9/1/27, MBS (j)	59,898
284	2.24%, 9/1/32, MBS (j)	302,950
164	2.251%, 5/1/33, MBS (j)	174,528
83	2.269%, 1/1/33, MBS (j)	88,321
214	2.297%, 9/1/35, MBS (j)	223,844
17	2.307%, 9/1/32, MBS (j)	17,497
262	2.33%, 2/1/33, MBS (j)	260,954
1,038	2.345%, 11/1/35, MBS (j)	1,113,068
12	2.50%, 5/1/17, MBS (j)	12,170
19	2.532%, 6/1/20, MBS (j)	19,757
212	2.54%, 12/1/32, MBS (j)	212,304
144	2.55%, 10/1/34, MBS (j)	151,067
310	2.692%, 4/1/35, MBS (j)	327,565
46	2.758%, 1/1/18-5/1/18, MBS (j)	48,583
21	3.133%, 3/25/41, CMO (j)	21,082
269,000	3.50%, MBS, TBA, 30 Year (e)	272,348,473
19	3.513%, 5/25/42, CMO (j)	20,387
419,000	4.00%, MBS, TBA, 30 Year (e)	439,098,885
430	4.00%, 11/25/19, CMO	452,139
10,818	4.00%, 9/1/23-10/1/31, MBS	11,512,669
280,000	4.50%, MBS, TBA, 30 Year (e)	300,156,573
56,743	4.50%, 11/1/23-5/1/42, MBS	61,058,609
6,644	4.50%, 11/25/26-10/25/34, CMO	7,188,171

April 30, 2014	| Semi-Annual Report	45

Schedule of Investments

Fixed Income SHares: Series M

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
$ 11,600	4.875%, 12/15/16	$12,857,858
40,000	5.00%, MBS, TBA, 30 Year (e)	43,767,040
93	5.00%, 9/25/14, CMO	93,459
32,675	5.00%, 9/1/17-4/1/42, MBS	35,881,286
361	5.50%, 2/25/24, CMO	391,037
209	6.00%, 8/1/22-12/1/23, MBS	226,687
14	6.50%, 1/1/25-12/1/28, MBS	15,485
64	6.50%, 7/18/27, CMO	70,248
130	7.00%, 11/1/38, MBS	147,417
48	7.01%, 8/1/22, MBS	49,400
2	7.925%, 2/1/25, MBS (j)	2,130
40	11.00%, 7/15/20, MBS	41,057
	Freddie Mac,
74	0.605%, 8/15/29-12/15/31, CMO (j)	74,501
8	0.655%, 9/15/30, CMO (j)	7,990
11	0.705%, 3/15/32, CMO (j)	11,522
241	0.805%, 3/15/20-2/15/24, CMO (j)	249,027
3	0.855%, 10/15/19, CMO (j)	2,992
44	1.305%, 9/15/22, CMO (j)	45,088
12	1.505%, 8/15/23, CMO (j)	12,882
97	1.955%, 8/1/32, MBS (j)	98,475
3,726	2.041%, 6/1/35, MBS (j)	3,967,177
23	2.25%, 8/1/29, MBS (j)	24,418
1,073	2.267%, 10/1/35, MBS (j)	1,150,099
75	2.315%, 2/1/33, MBS (j)	79,924
108	2.334%, 4/1/32, MBS (j)	109,118
140	2.347%, 2/1/29, MBS (j)	150,209
9	2.348%, 1/1/33, MBS (j)	9,684
255	2.35%, 3/1/32, MBS (j)	257,098
338	2.354%, 5/1/34, MBS (j)	361,178
216	2.375%, 1/1/32-10/1/32, MBS (j)	225,794
10	2.464%, 7/1/29, MBS (j)	10,662
63	2.625%, 10/1/32, MBS (j)	63,788
12	2.643%, 7/1/32, MBS (j)	12,544
13	2.663%, 8/1/32, MBS (j)	14,276
7,300	3.75%, 3/27/19	7,999,048
14	4.50%, 5/15/18, CMO	14,741
6,756	5.50%, 3/15/34-5/15/36, CMO	7,431,684
616	6.00%, 8/15/16-12/15/28, CMO	671,518
280	6.50%, 8/15/16-7/15/31, CMO	312,924
20	7.00%, 4/1/29-6/1/30, MBS	23,536
80	7.50%, 8/15/30, CMO	93,259
	Ginnie Mae,
19	0.507%, 6/20/32, CMO (j)	19,585
1,963	1.625%, 3/20/17-6/20/32, MBS (j)	2,040,746
155	2.00%, 5/20/18-9/20/27, MBS (j)	162,847
34	2.125%, 6/20/22, MBS (j)	35,777
24	2.50%, 1/20/18-9/20/21, MBS (j)	25,287

46	Semi-Annual Report	| April 30, 2014

Schedule of Investments

Fixed Income SHares: Series M

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
$ 74	3.00%, 4/20/19-8/20/25, MBS (j)	$ 76,582
3	4.50%, 8/20/18, MBS (j)	2,851
2	6.50%, 5/15/23-12/15/23, MBS	1,960
11,905	SLM Student Loan Trust, 1.739%, 4/25/23, ABS (j)	12,323,108
15,127	Small Business Administration Participation Certificates, 5.23%, 3/1/27, ABS	16,453,815
808	Vendee Mortgage Trust, 6.50%, 9/15/24, CMO	913,011
Total U.S. Government Agency Securities (cost-$1,237,567,864)		1,252,799,432
Corporate Bonds & Notes – 26.6%
	Banking – 9.6%
563	Achmea Hypotheekbank NV, 3.20%, 11/3/14 (a)(d)	571,296
600	American Express Bank FSB, 6.00%, 9/13/17	689,543
5,000	Banco Santander Chile, 3.875%, 9/20/22 (a)(d)	4,937,690
10,000	Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santand, 4.125%, 11/9/22 (a)(d)	9,975,000
	Bank of America Corp.,
8,295	0.566%, 8/15/16 (j)	8,221,374
200	5.00%, 1/15/15	206,041
300	5.00%, 5/13/21	330,977
400	5.45%, 7/15/14	403,955
18,600	5.625%, 7/1/20	21,281,134
20,000	5.70%, 1/24/22	22,926,280
21,700	5.75%, 12/1/17	24,573,037
15,680	Bank of Nova Scotia, 1.65%, 10/29/15 (a)(d)	15,966,991
	Citigroup, Inc.,
4,700	1.936%, 5/15/18 (j)	4,877,110
1,550	4.587%, 12/15/15	1,642,495
17,900	6.125%, 5/15/18	20,631,916
12,700	6.375%, 8/12/14	12,902,654
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (a)(d),
1,600	3.20%, 3/11/15	1,638,858
36,900	4.75%, 1/15/20	40,770,293
6,100	HSBC Holdings PLC, 6.50%, 5/2/36	7,335,555
6,700	ICICI Bank Ltd., 4.75%, 11/25/16 (a)(d)	7,086,610
	JPMorgan Chase & Co.,
35,000	0.854%, 2/26/16 (j)	35,199,605
500	3.15%, 7/5/16	523,098
4,700	JPMorgan Chase Bank N.A., 0.563%, 6/13/16 (j)	4,680,166
6,400	Morgan Stanley, 6.00%, 4/28/15	6,735,450
3,500	Regions Financial Corp., 7.75%, 11/10/14	3,631,715
9,663	UBS AG, 4.875%, 8/4/20	10,781,637
3,000	Wachovia Bank N.A., 6.60%, 1/15/38	4,010,844
7,600	Wachovia Corp., 0.503%, 6/15/17 (j)	7,580,559
		280,111,883
	Capital Markets – 1.9%
55,000	Blackstone CQP Holdco LP, 2.324%, 3/18/19 (a)(b)(d)(i)
	(acquisition cost-$55,000,000; purchased 3/18/14)	55,222,740
	Commercial Services – 0.2%
4,700	Stanford University, 4.75%, 5/1/19	5,284,882

April 30, 2014	| Semi-Annual Report	47

Schedule of Investments

Fixed Income SHares: Series M

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
	Diversified Financial Services – 6.6%
	Bear Stearns Cos. LLC,
$ 30,600	6.40%, 10/2/17	$ 35,421,152
19,000	7.25%, 2/1/18	22,614,123
7,000	Corp. Financiera de Desarrollo S.A., 4.75%, 2/8/22 (a)(d)	7,157,500
	Ford Motor Credit Co. LLC,
14,000	8.00%, 6/1/14	14,076,552
17,700	8.70%, 10/1/14	18,299,942
5,000	General Electric Capital Corp., 6.15%, 8/7/37	6,169,410
	HSBC Finance Corp.,
8,000	0.666%, 6/1/16 (j)	8,001,192
19,600	6.676%, 1/15/21	23,210,457
32,250	International Lease Finance Corp., 6.50%, 9/1/14 (a)(d)	32,975,625
10,000	OMX Timber Finance Investments I LLC, 5.42%, 1/29/20 (a)(b)(d)(i)
	(acquisition cost-$10,780,800; purchased 10/6/10)	11,064,000
	SLM Corp.,
3,400	5.05%, 11/14/14	3,468,000
10,600	5.375%, 5/15/14	10,615,497
		193,073,450
	Electric Utilities – 0.1%
2,600	Electricite de France, 6.50%, 1/26/19 (a)(d)	3,097,864
	Healthcare-Services – 0.6%
5,000	HCA, Inc., 5.875%, 3/15/22	5,375,000
9,298	Roche Holdings, Inc., 6.00%, 3/1/19 (a)(d)	10,962,305
		16,337,305
	Insurance – 1.4%
	American International Group, Inc.,
10,000	6.25%, 5/1/36	12,623,190
£455	6.765%, 11/15/17	882,218
$7,200	8.25%, 8/15/18	9,010,951
1,500	Ohio National Financial Services, Inc., 6.375%, 4/30/20 (a)(d)	1,740,833
16,400	Stone Street Trust, 5.902%, 12/15/15 (a)(d)	17,592,132
		41,849,324
	Investment Companies – 0.4%
10,000	Temasek Financial I Ltd., 4.30%, 10/25/19	11,004,240
	Media – 0.4%
11,250	Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22	12,077,500
	Oil & Gas – 1.4%
	Gaz Capital S.A. for Gazprom,
4,750	6.212%, 11/22/16	4,945,938
2,000	8.125%, 7/31/14	2,022,500
180	Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 6/30/21 (a)(d)	190,125
15,000	Petrobras International Finance Co., 5.375%, 1/27/21	15,432,090
4,400	Petrohawk Energy Corp., 7.25%, 8/15/18	4,655,574
1,100	Rosneft Finance S.A., 6.25%, 2/2/15	1,119,250
12,300	Southwestern Energy Co., 4.10%, 3/15/22	12,838,924
		41,204,401

48	Semi-Annual Report	| April 30, 2014

Schedule of Investments

Fixed Income SHares: Series M

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
	Pharmaceuticals – 0.7%
$ 8,000	Novartis Securities Investment Ltd., 5.125%, 2/10/19	$ 9,134,696
8,700	Pfizer, Inc., 6.20%, 3/15/19	10,274,222
		19,408,918
	Real Estate – 0.1%
2,000	Qatari Diar Finance Co., 5.00%, 7/21/20	2,240,000
	Real Estate Investment Trust – 0.3%
8,500	Hospitality Properties Trust, 5.00%, 8/15/22	8,947,746
	Retail – 0.7%
13,653	CVS Pass-Through Trust, 7.507%, 1/10/32 (a)(d)	16,928,975
2,349	Macy’s Retail Holdings, Inc., 7.875%, 7/15/15	2,544,963
		19,473,938
	Telecommunications – 2.1%
32,100	AT&T, Inc., 5.50%, 2/1/18	36,426,181
	Verizon Communications, Inc.,
5,400	4.50%, 9/15/20	5,892,226
16,200	5.15%, 9/15/23	17,884,071
		60,202,478
	Tobacco – 0.1%
	Altria Group, Inc.,
1,171	9.25%, 8/6/19	1,554,417
332	9.70%, 11/10/18	438,623
		1,993,040
Total Corporate Bonds & Notes (cost-$728,186,333)		771,529,709
Municipal Bonds – 15.9%
	California – 5.5%
11,000	Alameda Cnty. Joint Powers Auth. Rev., 7.046%, 12/1/44, Ser. A	13,497,660
	Bay Area Toll Auth. Rev.,
11,000	6.907%, 10/1/50, Ser. S-3	15,144,030
1,300	6.918%, 4/1/40, Ser. S-1	1,714,908
14,000	7.043%, 4/1/50, Ser. S-1	19,405,400
11,200	Irvine Ranch Water Dist., Special Assessment, 6.622%, 5/1/40, Ser. B	14,183,232
	Los Angeles Cnty. Metropolitan Transportation Auth. Rev.,
1,850	4.53%, 6/1/22	2,033,168
600	5.735%, 6/1/39	705,360
	Los Angeles Department of Water & Power Rev.,
6,400	6.166%, 7/1/40	7,016,640
12,500	6.603%, 7/1/50	17,057,750
6,500	Los Angeles Unified School Dist., GO, 5.981%, 5/1/27, Ser. J-05	7,928,505
2,000	Napa Valley Unified School Dist., GO, 6.507%, 8/1/43, Ser. B	2,476,940
3,500	Newport Beach, CP, 7.168%, 7/1/40, Ser. B	4,130,140
4,200	Palomar Community College Dist., GO, 7.194%, 8/1/45, Ser. B-1	4,721,724
6,500	Pasadena Public Financing Auth. Rev., 7.148%, 3/1/43, Ser. D	8,173,295
	Riverside Community College Dist., GO, Ser. D-1,
1,550	6.971%, 8/1/35	1,735,179
3,250	7.021%, 8/1/40	3,646,792
1,000	San Diego Redev. Agcy., Tax Allocation, 7.75%, 9/1/40, Ser. A	1,060,110
6,400	San Francisco Public Utilities Commission Water Rev., 5.50%, 11/1/25, Ser. B	7,420,800

April 30, 2014	| Semi-Annual Report	49

Schedule of Investments

Fixed Income SHares: Series M

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
	California (continued)
	State, GO,
$ 1,200	7.35%, 11/1/39	$ 1,642,440
600	7.50%, 4/1/34	829,230
10,000	7.625%, 3/1/40	14,217,400
985	Tobacco Securitization Auth. of Northern California Rev., 5.40%, 6/1/27, Ser. A-2	905,954
1,050	Tobacco Securitization Auth. of Southern California Rev., 5.00%, 6/1/37, Ser. A-1	833,480
	Univ. of California Rev.,
2,750	6.296%, 5/15/50	3,236,860
5,100	6.398%, 5/15/31, Ser. H	6,059,718
		159,776,715
	Illinois – 0.1%
2,200	State Toll Highway Auth. Rev., 6.184%, 1/1/34, Ser. A	2,722,280
	Massachusetts – 0.0%
750	Univ. of Massachusetts Building Auth. Rev., 6.423%, 5/1/29	841,710
	Michigan – 0.0%
1,250	State Univ. Rev., 6.173%, 2/15/50, Ser. A	1,417,712
	New Jersey – 0.7%
1,335	Economic Dev. Auth. Rev., 6.425%, 12/15/35, Ser. CC-1	1,464,482
	Tobacco Settlement Financing Corp. Rev., Ser. 1-A,
200	5.00%, 6/1/29	171,608
21,960	5.00%, 6/1/41	17,391,441
		19,027,531
	New York – 4.1%
	Metropolitan Transportation Auth. Rev.,
2,000	5.00%, 11/15/27, Ser. D	2,229,300
3,500	5.871%, 11/15/39	4,123,035
12,000	6.814%, 11/15/40	15,707,760
8,650	New York City, GO, 6.246%, 6/1/35, Ser. H-1	9,658,244
	New York City Transitional Finance Auth. Rev.,
7,330	4.325%, 11/1/21	7,951,511
16,700	4.525%, 11/1/22	18,246,420
5,000	5.267%, 5/1/27, Ser. G-3	5,777,600
12,400	5.572%, 11/1/38	14,694,992
14,700	5.932%, 11/1/36	16,002,420
	New York City Water & Sewer System Rev.,
3,000	6.124%, 6/15/42	3,277,710
5,800	Second Generation Resolutions, 6.282%, 6/15/42	6,441,016
2,500	Port Auth. of New York & New Jersey Rev., 5.859%, 12/1/24, Ser. 158	3,002,625
	State Dormitory Auth. Rev.,
4,000	5.051%, 9/15/27	4,457,680
400	5.50%, 3/15/30	464,824
5,200	Triborough Bridge & Tunnel Auth. Rev., 5.55%, 11/15/40, Ser. A-2	5,829,408
		117,864,545
	Ohio – 1.5%
10,500	American Municipal Power, Inc. Rev., Comb Hydroelectric Projects, 8.084%, 2/15/50, Ser. B	15,501,255

50	Semi-Annual Report	| April 30, 2014

Schedule of Investments

Fixed Income SHares: Series M

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
	Ohio (continued)
	Buckeye Tobacco Settlement Financing Auth. Rev., Ser. A-2,
$ 21,800	5.875%, 6/1/47	$ 17,689,610
11,825	6.00%, 6/1/42	9,699,693
500	6.50%, 6/1/47	440,780
600	Higher Educational Fac. Commission Rev., Cleveland Clinic Health, 5.00%, 1/1/38	647,118
		43,978,456
	Pennsylvania – 0.3%
600	Economic Dev. Financing Auth. Rev., 6.532%, 6/15/39, Ser. B	671,730
8,500	State Public School Building Auth. Rev., 5.426%, 9/15/26, Ser. B	9,462,540
		10,134,270
	Tennessee – 0.0%
100	Metropolitan Gov’t of Nashville & Davidson Cnty. Water & Sewer Rev., 6.568%, 7/1/37, Ser. B	124,307
	Texas – 2.5%
4,600	City Public Service Board of San Antonio Rev., 6.308%, 2/1/37	5,102,596
19,000	Municipal Gas Acquisition & Supply Corp III Rev., 5.00%, 12/15/25	20,529,880
8,600	State, GO, 4.631%, 4/1/33, Ser. A	9,428,954
33,600	State Transportation Commission Rev., 5.178%, 4/1/30, Ser. B	39,066,048
		74,127,478
	Washington – 0.3%
6,800	State Convention Center Public Facs. Dist. Rev., 6.79%, 7/1/40	7,789,400
	West Virginia – 0.9%
29,815	Tobacco Settlement Finance Auth. Rev., 7.467%, 6/1/47, Ser. A	25,335,892
Total Municipal Bonds (cost-$407,084,416)		463,140,296
Mortgage-Backed Securities – 12.3%
	Adjustable Rate Mortgage Trust, CMO (j),
416	2.728%, 11/25/35	357,637
209	4.901%, 1/25/36	193,600
824	4.983%, 11/25/35	762,209
1,096	American General Mortgage Loan Trust, 5.15%, 3/25/58, CMO (a)(d)(j)	1,107,553
	American Home Mortgage Assets Trust, CMO (j),
1,252	0.344%, 9/25/46	911,203
1,025	0.364%, 10/25/46	665,827
835	1.054%, 11/25/46	451,853
392	Banc of America Alternative Loan Trust, 16.601%, 9/25/35, CMO (b)(j)	485,878
	Banc of America Funding Trust, CMO (j),
340	0.347%, 10/20/36	243,349
290	0.364%, 4/25/37	196,927
251	0.554%, 5/25/37	176,481
1,315	2.683%, 2/20/36	1,318,154
483	2.756%, 9/20/47	368,120
344	5.436%, 9/20/46	287,568
	Banc of America Mortgage Trust, CMO,
3	2.689%, 2/25/33 (j)	2,475
1,389	5.50%, 9/25/35	1,343,231
	BCAP LLC Trust, CMO (j),
200	0.312%, 3/26/37 (a)(d)	194,477

April 30, 2014	| Semi-Annual Report	51

Schedule of Investments

Fixed Income SHares: Series M

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
$ 536	0.352%, 7/26/36 (a)(d)	$ 512,917
1,218	0.374%, 5/25/47	914,961
251	0.404%, 7/26/35 (a)(b)(d)(i)
	(acquisition cost-$247,871; purchased 3/31/14)	247,026
188	0.654%, 5/26/35 (a)(d)	173,723
357	0.672%, 11/26/35 (a)(d)	351,291
271	0.894%, 1/26/36 (a)(d)	268,077
437	0.973%, 11/26/46 (a)(d)	422,235
394	1.581%, 10/26/35 (a)(b)(d)(i)
	(acquisition cost-$395,942; purchased 3/31/14)	396,792
984	2.229%, 7/26/36 (a)(d)	988,149
146	2.391%, 1/26/34 (a)(d)	145,595
303	2.61%, 2/26/35 (a)(d)	302,602
601	2.618%, 6/26/35 (a)(b)(d)(i)
	(acquisition cost-$615,250; purchased 3/31/14)	614,411
621	2.653%, 7/26/36 (a)(d)	518,079
342	2.932%, 3/26/37 (a)(b)(d)(i)
	(acquisition cost-$266,987; purchased 4/10/14)	268,550
433	4.00%, 2/26/37 (a)(d)(f)	416,793
87	5.142%, 7/26/36 (a)(d)	68,306
446	13.815%, 10/26/36 (a)(b)(d)(i)
	(acquisition cost-$419,325; purchased 3/27/14)	429,141
4,114	BCRR Trust, 5.819%, 8/17/45, CMO (a)(d)(j)	4,491,284
	Bear Stearns Adjustable Rate Mortgage Trust, CMO (j),
2,028	2.43%, 10/25/35	1,997,856
314	2.43%, 2/25/36	225,523
2,470	2.484%, 12/25/46	2,055,739
2,873	2.533%, 3/25/35	2,918,880
353	2.654%, 10/25/35	349,332
177	2.686%, 2/25/34	177,023
45	2.687%, 1/25/35	45,832
177	2.781%, 1/25/34	178,342
661	2.976%, 5/25/47	558,535
208	5.165%, 8/25/35	183,825
	Bear Stearns ALT-A Trust, CMO (j),
776	2.46%, 2/25/36	532,627
438	2.486%, 8/25/36	188,985
4,866	2.532%, 6/25/34	3,669,523
153	2.674%, 5/25/35	149,611
258	4.413%, 11/25/36	200,835
1,286	4.855%, 7/25/35	1,072,420
1,226	5.178%, 5/25/36	974,450
14	Bear Stearns Mortgage Securities, Inc., 6.374%, 3/25/31, CMO (j)	14,833
1,906	Bear Stearns Structured Products, Inc. Trust, 1.885%, 1/26/36, CMO (j)	1,538,801
	Chase Mortgage Finance Trust, CMO,
1,442	5.639%, 9/25/36 (j)	1,320,853
258	6.00%, 5/25/37	237,681

52	Semi-Annual Report	| April 30, 2014

Schedule of Investments

Fixed Income SHares: Series M

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
	ChaseFlex Trust, CMO,
$ 78	4.894%, 8/25/37	$ 62,485
268	5.00%, 7/25/37	233,357
	Citigroup Commercial Mortgage Trust, CMO (a)(d)(j),
9,862	5.322%, 12/17/49	10,870,523
14,397	5.858%, 7/17/40	15,522,685
	Citigroup Mortgage Loan Trust, Inc., CMO (j),
300	0.318%, 10/25/46 (a)(b)(d)(i)
	(acquisition cost-$281,813; purchased 11/21/13)	281,242
523	2.299%, 10/25/46	415,243
557	2.51%, 10/25/35	552,652
248	2.582%, 12/25/35	172,919
107	2.605%, 8/25/35	106,450
245	2.757%, 3/25/37	192,343
1,462	2.895%, 9/25/37	1,226,503
185	6.579%, 11/25/37 (a)(d)	157,292
200	8.075%, 9/25/37 (a)(b)(d)(i)
	(acquisition cost-$188,500; purchased 4/29/14)	189,167
15,034	Commercial Mortgage Trust, 3.156%, 7/10/46, CMO (a)(d)	15,401,849
469	Community Program Loan Trust, 4.50%, 4/1/29, CMO	474,739
	Countrywide Alternative Loan Trust, CMO,
1,759	0.294%, 8/25/37 (j)	1,325,358
333	0.314%, 12/25/46 (j)	310,571
2,579	0.324%, 11/25/36 (j)	2,221,744
523	0.324%, 1/25/37 (j)	435,207
2,752	0.334%, 5/25/47 (j)	2,309,292
3,021	0.337%, 2/20/47 (j)	2,269,033
473	0.344%, 7/25/46 (j)	385,860
1,135	0.344%, 9/25/46 (j)	911,962
549	0.344%, 10/25/46 (j)	525,405
103	0.367%, 7/20/46 (j)	63,022
4,322	0.374%, 5/25/35 (j)	3,662,055
2,140	0.414%, 12/25/35 (j)	1,895,946
102	0.424%, 5/25/36 (j)	57,693
454	0.464%, 8/25/35 (j)	348,787
289	0.464%, 10/25/35 (j)	232,848
952	1.129%, 2/25/36 (j)	843,420
353	2.557%, 3/25/47 (j)	322,243
580	2.625%, 8/25/35 (j)	492,401
443	4.749%, 6/25/47 (j)	369,897
240	5.345%, 11/25/35 (j)	196,646
232	5.50%, 11/25/35	192,645
195	5.50%, 2/25/36	172,131
282	5.75%, 4/25/47	228,815
203	6.00%, 12/25/34	201,762
482	6.00%, 3/25/36	401,052
187	6.00%, 8/25/36 (j)	168,017
986	6.00%, 2/25/37	780,436

April 30, 2014	| Semi-Annual Report	53

Schedule of Investments

Fixed Income SHares: Series M

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)			Value
$ 198		6.00%, 4/25/37	$ 168,587
870		6.00%, 5/25/37	707,533
286		6.00%, 8/25/37	229,501
919		6.00%, 8/25/37 (j)	766,804
210		6.25%, 11/25/36	192,511
134		6.50%, 12/25/36	107,540
624		6.50%, 8/25/37	453,658
128		19.376%, 7/25/35 (b)(j)	172,194
		Countrywide Home Loan Mortgage Pass-Through Trust, CMO,
180		0.384%, 5/25/35 (j)	154,714
175		0.454%, 4/25/46 (j)	83,725
1,359		0.474%, 3/25/35 (j)	1,210,300
889		0.494%, 3/25/36 (j)	493,345
848		0.524%, 2/25/35 (j)	732,274
719		0.544%, 2/25/35 (j)	541,789
42		0.694%, 2/25/35 (j)	39,857
876		0.774%, 3/25/35 (j)	776,823
121		2.417%, 2/20/36 (j)	113,959
318		2.556%, 4/25/35 (j)	89,651
360		2.576%, 5/20/36 (j)	289,999
250		5.05%, 10/20/35 (j)	210,225
371		5.123%, 1/25/36 (j)	340,064
977		5.50%, 7/25/37	876,009
1,094		6.00%, 2/25/37	1,025,790
660		6.00%, 7/25/37	565,271
2,440		6.50%, 11/25/36	2,245,176
		Credit Suisse First Boston Mortgage Securities Corp., CMO (j),
11		0.804%, 3/25/32 (a)(d)	10,051
223		1.304%, 9/25/34	186,263
		Credit Suisse Mortgage Capital Certificates, CMO (j),
100		0.394%, 5/27/37 (a)(b)(d)(i)
		(acquisition cost-$81,750; purchased 4/1/14)	83,259
1,900		2.346%, 4/26/38 (a)(d)	1,858,629
327		2.659%, 9/27/36 (a)(d)	331,740
190		2.69%, 8/28/36 (a)(d)	183,838
589		4.853%, 4/28/37 (a)(d)	376,739
27,960		5.971%, 9/15/39	30,630,488
		Deutsche ALT-A Securities Mortgage Loan Trust, CMO (j),
224		0.314%, 1/25/47	161,401
963		0.344%, 8/25/47	805,005
774		Deutsche ALT-A Securities, Inc., 0.454%, 4/25/37, CMO (j)	438,492
166		Downey Savings & Loan Assoc. Mortgage Loan Trust, 0.476%, 7/19/45, CMO (j)	30,180
401		First Horizon Alternative Mortgage Securities Trust, 2.21%, 4/25/36, CMO (j)	335,643
1,137		First Horizon Mortgage Pass-Through Trust, 6.25%, 11/25/36, CMO	1,166,745
325		GMAC Mortgage Loan Trust, 2.965%, 11/19/35, CMO (j)	292,243
3,606		Granite Master Issuer PLC, 0.337%, 12/20/54, CMO (j)	3,575,519
		Greenpoint Mortgage Funding Trust, CMO (j),
–	*	0.234%, 10/25/46	1
395		0.354%, 12/25/46	207,166

54	Semi-Annual Report	| April 30, 2014

Schedule of Investments

Fixed Income SHares: Series M

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
$ 356	GSC Capital Corp. Mortgage Trust, 0.334%, 5/25/36, CMO (j)	$ 255,907
	GSR Mortgage Loan Trust, CMO (j),
962	2.651%, 9/25/35	974,977
218	2.661%, 9/25/34	205,716
144	2.666%, 4/25/35	139,462
	Harborview Mortgage Loan Trust, CMO (j),
83	0.346%, 1/19/38	70,437
240	0.406%, 1/19/36	165,821
213	0.406%, 1/19/38	65,559
78	0.406%, 9/19/46	9,831
281	2.717%, 12/19/35	252,642
257	HomeBanc Mortgage Trust, 0.334%, 12/25/36, CMO (j)	223,658
	Impac Secured Assets Trust, CMO (j),
2,320	0.304%, 11/25/36	1,560,450
606	0.324%, 1/25/37	496,180
659	IndyMac IMSC Mortgage Loan Trust, 0.334%, 7/25/47, CMO (j)	481,169
377	IndyMac INDB Mortgage Loan Trust, 0.454%, 11/25/35, CMO (j)	229,100
	IndyMac Index Mortgage Loan Trust, CMO (j),
131	0.344%, 9/25/46	112,538
617	0.434%, 3/25/35	572,944
205	2.163%, 6/25/37	156,818
195	2.644%, 6/25/35	164,078
3,436	4.532%, 6/25/36	3,325,504
1,006	4.608%, 9/25/35	243,428
2,178	4.631%, 8/25/35	1,830,706
364	4.668%, 11/25/35	302,385
1,940	4.80%, 10/25/35	1,680,051
	JPMorgan Alternative Loan Trust, CMO (j),
8,900	0.654%, 6/27/37 (a)(d)	7,518,995
121	3.251%, 12/25/36	108,394
	JPMorgan Chase Commercial Mortgage Securities Trust, CMO,
21,447	2.749%, 11/15/43 (a)(d)	22,046,861
20,000	3.341%, 7/15/46 (a)(d)	20,881,500
22,900	4.106%, 7/15/46 (a)(d)	24,748,625
600	5.336%, 5/15/47	654,862
	JPMorgan Mortgage Trust, CMO (j),
58	2.566%, 1/25/37	50,785
1,344	2.663%, 7/25/35	1,368,971
854	2.834%, 9/25/34	863,095
118	3.115%, 4/25/35	120,442
219	5.081%, 11/25/35	211,860
451	5.113%, 6/25/37	410,719
332	Lavendar Trust, 6.25%, 10/26/36, CMO (a)(d)	243,484
	Lehman Mortgage Trust, CMO,
147	5.50%, 11/25/35	140,441
482	5.572%, 1/25/36 (j)	445,424
589	5.764%, 12/25/35 (j)	530,630

April 30, 2014	| Semi-Annual Report	55

Schedule of Investments

Fixed Income SHares: Series M

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
	Lehman XS Trust, CMO (j),
$ 165	0.354%, 8/25/46	$ 125,896
18	0.384%, 8/25/46	679
173	0.394%, 11/25/46	26,461
	Luminent Mortgage Trust, CMO (j),
1,413	0.324%, 12/25/36	1,097,081
478	0.354%, 10/25/46	421,949
234	MASTR Adjustable Rate Mortgages Trust, 0.394%, 5/25/37, CMO (j)	157,161
	MASTR Reperforming Loan Trust, CMO (a)(d),
1,829	7.00%, 5/25/35	1,736,468
1,670	8.00%, 7/25/35	1,730,516
96	Mellon Residential Funding Corp., 2.609%, 10/20/29, CMO (j)	97,838
854	Merrill Lynch Alternative Note Asset Trust, 0.454%, 3/25/37, CMO (j)	372,224
	Merrill Lynch Mortgage Investors Trust, CMO (j),
184	1.349%, 7/25/29	175,864
721	1.596%, 10/25/35	708,672
2,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.894%, 8/12/49, CMO (j)	2,233,926
	Morgan Stanley Capital I Trust, CMO,
37,225	5.332%, 12/15/43	40,329,063
1,100	5.692%, 4/15/49 (j)	1,216,826
216	Morgan Stanley Dean Witter Capital I, Inc. Trust, 1.686%, 3/25/33, CMO (j)	207,027
	Morgan Stanley Mortgage Loan Trust, CMO,
289	2.118%, 6/25/36 (j)	281,110
147	6.00%, 10/25/37	120,613
	Morgan Stanley Re-Remic Trust, CMO (a)(d),
418	0.451%, 2/26/37 (b)(i)(j)
	(acquisition cost-$265,750; purchased 4/16/14)	269,224
575	0.461%, 1/26/51 (b)(i)(j)
	(acquisition cost-$540,643; purchased 4/30/14)	547,571
152	5.50%, 8/26/47	159,111
3,158	NCUA Guaranteed Notes Trust, 0.606%, 10/7/20, CMO (j)	3,178,759
888	Nomura Asset Acceptance Corp., 7.50%, 3/25/34, CMO (a)(d)	960,944
1,197	Nomura Asset Acceptance Corp. Alternative Loan Trust, 5.203%, 2/25/36, CMO (j)	1,005,950
4	Opteum Mortgage Acceptance Corp. Pass-Through Certificates, 0.414%, 7/25/35, CMO (j)	4,223
	Residential Accredit Loans, Inc., CMO (j),
753	0.324%, 12/25/36	571,924
302	0.354%, 5/25/47	248,612
236	0.364%, 6/25/37	175,770
792	0.404%, 8/25/37	579,881
336	0.454%, 8/25/35	266,252
261	0.554%, 10/25/45	191,036
771	3.252%, 2/25/35	624,095
228	3.55%, 2/25/36	164,256
335	8.00%, 4/25/36	303,540
	Residential Asset Securitization Trust, CMO,
200	6.00%, 11/25/36	152,142
196	6.00%, 3/25/37	156,414
137	6.25%, 11/25/36	105,867

56	Semi-Annual Report	| April 30, 2014

Schedule of Investments

Fixed Income SHares: Series M

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
	Residential Funding Mortgage Securities I, CMO,
$ 2,121	3.378%, 3/25/35 (j)	$ 1,755,423
613	6.00%, 9/25/36	566,174
	Structured Adjustable Rate Mortgage Loan Trust, CMO (j),
941	0.889%, 6/25/34	884,617
997	1.526%, 5/25/35	717,520
253	2.376%, 12/25/35	240,138
339	2.477%, 10/25/36	257,002
131	2.481%, 10/25/34	130,641
11	2.496%, 1/25/36	10,555
6,331	2.693%, 9/25/36	4,017,974
13	4.512%, 7/25/37	10,035
	Structured Asset Mortgage Investments II Trust, CMO (j),
339	0.284%, 3/25/37	260,982
526	0.344%, 6/25/36	425,815
1,052	0.344%, 7/25/46	857,384
1,648	0.354%, 5/25/36	1,236,985
2,400	0.364%, 9/25/47	1,580,633
1,358	0.374%, 5/25/46	794,943
149	0.414%, 5/25/46	30,383
882	0.856%, 3/19/34	817,170
1,170	1.614%, 2/25/36	997,187
867	Structured Asset Mortgage Investments Trust, 0.896%, 12/19/33, CMO (j)	834,790
112	Structured Asset Securities Corp. Mortgage Loan Trust, 0.504%, 2/25/35, CMO (j)	105,648
	Structured Asset Securities Corp. Mortgage Pass-Through Certificates, CMO (j),
3	1.829%, 5/25/32	3,051
5	2.227%, 1/25/32	5,080
202	2.382%, 2/25/34	199,286
2	2.516%, 2/25/32	2,264
760	Suntrust Adjustable Rate Mortgage Loan Trust, 6.004%, 2/25/37, CMO (j)	652,737
225	Wachovia Mortgage Loan Trust LLC, 5.413%, 10/20/35, CMO (j)	222,701
	WaMu Mortgage Pass-Through Certificates, CMO (j),
18	0.424%, 12/25/45	17,193
572	0.474%, 1/25/45	527,450
474	0.558%, 11/25/34	449,458
448	0.564%, 11/25/45	392,824
2,473	0.578%, 10/25/44	2,371,728
1,305	0.678%, 11/25/34	1,201,410
355	0.879%, 6/25/47	130,103
53	1.331%, 11/25/42	51,833
439	2.284%, 11/25/46	428,116
919	2.41%, 8/25/33	934,686
315	2.414%, 8/25/36	276,543
365	4.157%, 12/25/36	333,000
	Washington Mutual Mortgage Pass-Through Certificates,
726	0.829%, 4/25/47, CMO (j)	586,193
1,061	0.899%, 4/25/47, CMO (j)	859,251
228	4.925%, 9/25/36, CMO	137,690

April 30, 2014	| Semi-Annual Report	57

Schedule of Investments

Fixed Income SHares: Series M

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
$ 962	Washington Mutual Mortgage Pass-Through Certificates Trust, 0.604%, 5/25/35, CMO (j)	$ 789,297
174	Wells Fargo Alternative Loan Trust, 2.673%, 7/25/37, CMO (j)	146,880
	Wells Fargo Mortgage-Backed Securities Trust, CMO,
385	0.654%, 7/25/37 (j)	325,744
2,311	2.614%, 3/25/36 (j)	2,320,933
421	2.615%, 8/25/34 (j)	431,347
1,176	2.615%, 1/25/35 (j)	1,196,547
6,893	2.615%, 6/25/35 (j)	6,942,174
3,441	2.616%, 3/25/35 (j)	3,444,014
312	2.628%, 3/25/36 (j)	296,946
484	6.00%, 6/25/37	469,394
Total Mortgage-Backed Securities (cost-$343,522,483)		356,879,644
Sovereign Debt Obligations – 4.1%
	Brazil – 0.1%
1,400	Brazilian Development Bank, 3.375%, 9/26/16 (a)(d)	1,429,750
	Canada – 1.6%
CAD 53,300	Province of Ontario Canada, 2.85%, 6/2/23	47,668,534
	China – 0.3%
	Export-Import Bank of China,
$4,050	4.875%, 7/21/15 (a)(d)	4,236,535
3,350	4.875%, 7/21/15	3,504,130
		7,740,665
	Korea (Republic of) – 0.8%
21,900	Export-Import Bank of Korea, 5.125%, 6/29/20	24,573,311
	Qatar – 1.0%
	Qatar Government International Bond,
3,900	4.00%, 1/20/15 (a)(d)	4,000,230
10,200	5.25%, 1/20/20 (a)(d)	11,641,260
2,300	6.40%, 1/20/40 (a)(d)	2,762,760
9,500	6.55%, 4/9/19	11,483,125
		29,887,375
	Venezuela – 0.3%
10,000	Venezuela Government International Bond, 9.25%, 5/7/28	8,000,000
Total Sovereign Debt Obligations (cost-$119,513,867)		119,299,635
Asset-Backed Securities – 4.1%
	Aames Mortgage Investment Trust (j),
200	0.934%, 10/25/35	155,636
700	1.354%, 6/25/35	534,934
	ABFC Trust (j),
319	0.264%, 1/25/37	194,122
266	0.374%, 1/25/37	164,046
359	1.154%, 6/25/37	246,392
199	Access Group, Inc., 1.539%, 10/27/25 (j)	200,949
	Accredited Mortgage Loan Trust (j),
700	0.414%, 9/25/36	527,698
200	0.63%, 9/25/35	147,597

58	Semi-Annual Report	| April 30, 2014

Schedule of Investments

Fixed Income SHares: Series M

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
	ACE Securities Corp. Home Equity Loan Trust (j),
$ 422	0.262%, 12/25/36	$ 182,022
607	0.294%, 7/25/36	438,017
181	0.314%, 5/25/36	152,938
200	0.454%, 2/25/36	155,146
200	0.594%, 11/25/35	159,412
1,300	0.624%, 10/25/35	1,097,271
100	0.804%, 7/25/35	84,206
	Aegis Asset-Backed Securities Trust (j),
200	0.584%, 12/25/35	132,549
200	0.634%, 6/25/35	131,345
300	1.204%, 3/25/35	228,105
200	1.654%, 3/25/35	175,922
400	Ameriquest Mortgage Securities Trust, 0.544%, 3/25/36 (j)	333,385
	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates (j),
400	0.604%, 7/25/35	352,127
300	0.604%, 1/25/36	263,250
200	0.622%, 11/25/35	156,733
1,000	0.754%, 8/25/35	974,706
	Amortizing Residential Collateral Trust (j),
44	0.694%, 6/25/32	40,959
73	0.734%, 7/25/32	67,329
433	Argent Securities Trust, 0.344%, 3/25/36 (j)	219,011
148	Argent Securities, Inc. Asset-Backed Pass-Through Certificates, 0.384%, 1/25/36 (j)	98,798
	Asset-Backed Funding Certificates (j),
997	0.774%, 4/25/34	973,411
425	0.829%, 6/25/35	380,709
	Asset-Backed Securities Corp. Home Equity Loan Trust (j),
300	0.604%, 11/25/35	242,516
200	0.954%, 6/25/34	171,460
200	1.054%, 6/25/35	164,211
65	3.155%, 8/15/33	58,369
555	Bayview Financial Asset Trust, 0.554%, 12/25/39 (a)(d)(f)(j)	467,983
	Bear Stearns Asset-Backed Securities I Trust (j),
249	0.264%, 11/25/36	205,398
450	0.324%, 5/25/36	377,773
192	0.334%, 6/25/47	184,912
390	0.342%, 5/25/37	339,590
604	0.354%, 12/25/36	564,763
184	0.854%, 11/25/35	140,818
189	1.114%, 4/25/35	175,959
234	1.404%, 8/25/37	206,143
282	22.986%, 3/25/36, CMO (b)	312,939
	Bear Stearns Asset-Backed Securities Trust (j),
460	0.304%, 6/25/36	434,970
377	0.554%, 9/25/46	304,922
400	0.604%, 8/25/36	324,828
300	0.704%, 6/25/36	247,517
2,270	0.744%, 6/25/43	2,243,173

April 30, 2014	| Semi-Annual Report	59

Schedule of Investments

Fixed Income SHares: Series M

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
	Carrington Mortgage Loan Trust (j),
$ 1,200	0.374%, 1/25/37	$ 723,376
700	0.414%, 2/25/37	471,857
300	0.854%, 5/25/35	205,606
38	Cendant Mortgage Corp., 5.965%, 7/25/43 (a)(d)(j)	38,288
	Citigroup Mortgage Loan Trust, Inc. (j),
253	0.292%, 12/25/36	223,465
149	0.294%, 5/25/37	142,761
194	0.554%, 11/25/46 (a)(d)	152,776
1,700	0.564%, 10/25/35	1,444,981
628	0.614%, 9/25/35	624,610
300	0.634%, 9/25/35	264,801
500	0.642%, 9/25/35	359,872
200	0.772%, 5/25/35	154,041
	Conseco Financial Corp.,
2,531	6.18%, 4/1/30	2,612,948
1,684	6.81%, 12/1/28 (j)	1,792,581
617	6.87%, 4/1/30 (j)	658,165
1,000	7.06%, 2/1/31 (j)	1,030,461
67	7.40%, 6/15/27	67,753
152	7.55%, 1/15/29 (j)	160,158
	Countrywide Asset-Backed Certificates (j),
293	0.254%, 8/25/37	290,474
225	0.274%, 6/25/47	220,889
8,200	0.294%, 7/25/37	6,145,957
1,160	0.304%, 5/25/37	977,171
269	0.314%, 1/25/34	238,691
1,528	0.314%, 5/25/36	1,402,343
566	0.314%, 3/25/37	496,665
622	0.324%, 5/25/37	527,367
387	0.324%, 6/25/47	331,343
800	0.334%, 6/25/47	681,673
400	0.374%, 9/25/37	265,016
3,200	0.374%, 9/25/47	2,377,181
200	0.402%, 1/25/46	106,488
243	0.402%, 6/25/47	129,096
100	0.502%, 4/25/36	85,525
327	0.539%, 11/25/35	309,387
100	0.604%, 4/25/36	69,863
214	0.604%, 3/25/47 (a)(d)	143,727
400	0.614%, 5/25/36	327,377
3	0.624%, 11/25/33 (a)(d)	2,510
833	0.634%, 12/25/31	610,087
200	0.642%, 2/25/36	152,125
83	0.654%, 8/25/47	81,190
700	0.674%, 12/25/35	673,786
412	0.754%, 10/25/34	395,299
200	0.774%, 8/25/35	185,284

60	Semi-Annual Report	| April 30, 2014

Schedule of Investments

Fixed Income SHares: Series M

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
$ 800	0.952%, 8/25/47	$ 667,998
200	1.054%, 4/25/35	154,184
	Credit-Based Asset Servicing and Securitization LLC,
21	0.274%, 7/25/37 (a)(d)(j)	13,405
452	0.374%, 7/25/37 (a)(d)(j)	291,696
300	0.724%, 7/25/36 (a)(b)(d)(i)(j)
	(acquisition cost-$261,563; purchased 2/18/14)	265,745
80	1.099%, 4/25/36 (j)	67,617
96	4.357%, 7/25/35	97,598
92	Delta Funding Home Equity Loan Trust, 0.795%, 8/15/30 (j)	74,399
279	Denver Arena Trust, 6.94%, 11/15/19 (a)(b)(d)(i)
	(acquisition cost-$284,861; purchased 12/19/05)	285,780
22	EMC Mortgage Loan Trust, 0.894%, 5/25/40 (a)(d)(j)	20,332
	First Franklin Mortgage Loan Trust (j),
457	0.294%, 12/25/36	270,875
458	0.314%, 4/25/36	363,501
200	0.514%, 11/25/35	121,934
667	0.594%, 4/25/35	666,805
453	0.604%, 6/25/36	412,994
300	0.644%, 9/25/35	273,178
615	0.664%, 9/25/35	604,927
1,000	0.964%, 4/25/35 (a)(d)	933,285
501	1.024%, 9/25/34	435,998
273	1.579%, 10/25/34	204,323
	First NLC Trust (j),
81	0.224%, 8/25/37 (a)(d)	42,433
1,393	0.614%, 5/25/35	1,174,511
6	First Plus Home Loan Owner Trust, 7.32%, 11/10/23 (f)	363
	Fremont Home Loan Trust (j),
362	0.304%, 1/25/37	185,575
1,300	0.324%, 2/25/37	687,969
300	0.424%, 2/25/36	176,121
100	0.644%, 7/25/35	87,695
19	0.944%, 12/25/29	17,236
	GSAMP Trust (j),
279	0.244%, 1/25/37	166,468
1,366	0.274%, 12/25/36	731,705
642	0.304%, 6/25/36	566,931
894	0.304%, 12/25/46	502,978
76	0.314%, 5/25/46	64,910
268	0.384%, 12/25/46	152,363
277	0.394%, 12/25/35	251,328
429	0.394%, 6/25/36	248,076
166	1.804%, 10/25/34	143,232
200	Home Equity Asset Trust, 1.247%, 5/25/35 (j)	162,086
	Home Equity Loan Trust (j),
800	0.384%, 4/25/37	479,674
500	0.494%, 4/25/37	306,120

April 30, 2014	| Semi-Annual Report	61

Schedule of Investments

Fixed Income SHares: Series M

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
	HSI Asset Securitization Corp. Trust (j),
$ 657	0.324%, 12/25/36	$ 303,749
985	0.374%, 12/25/36	459,999
300	0.544%, 11/25/35	194,499
500	IXIS Real Estate Capital Trust, 0.574%, 2/25/36 (j)	409,127
	JP Morgan Mortgage Acquisition Trust (j),
200	0.314%, 1/25/36	174,442
1,126	0.314%, 1/25/37	1,097,110
200	0.314%, 5/25/37	170,255
300	0.414%, 5/25/37	226,841
	JPMorgan Mortgage Acquisition Corp.,
534	0.332%, 2/25/36 (j)	510,213
581	0.382%, 5/25/35	566,438
	JPMorgan Mortgage Acquisition Trust (j),
613	0.314%, 5/25/36	592,505
1,146	0.324%, 4/25/36	1,097,668
300	0.424%, 4/25/36	239,936
700	0.424%, 5/25/36	575,832
	Lehman ABS Mortgage Loan Trust (a)(d)(j),
366	0.244%, 6/25/37	216,207
295	0.352%, 6/25/37 (b)(i)
	(acquisition cost-$179,252; purchased 4/29/14)	176,927
1,526	Lehman XS Trust, 0.304%, 4/25/37 (j)	1,108,411
	Long Beach Mortgage Loan Trust (j),
600	0.584%, 11/25/35	510,884
648	1.579%, 3/25/32	600,054
396	MASTR Asset Securitization Trust, 0.654%, 10/25/35 (j)	263,927
	MASTR Asset-Backed Securities Trust (j),
258	0.264%, 8/25/36	131,544
425	0.304%, 8/25/36	218,320
247	0.394%, 6/25/36	134,711
255	0.394%, 8/25/36	133,272
300	0.454%, 1/25/36	270,111
300	0.534%, 1/25/36	212,046
156	0.904%, 12/25/34	141,366
110	Meritage Mortgage Loan Trust, 0.904%, 11/25/35 (j)	104,823
	Merrill Lynch Mortgage Investors Trust (j),
205	0.352%, 1/25/37	194,769
1,433	0.394%, 8/25/37	822,415
300	0.464%, 8/25/36	258,318
1,698	0.604%, 2/25/47	1,113,718
500	0.634%, 5/25/36	444,010
1,127	MESA Trust, 0.954%, 12/25/31 (a)(d)(j)	1,023,917
1,076	Mid-State Capital Corp. Trust, 6.005%, 8/15/37	1,135,695
	Morgan Stanley ABS Capital I, Inc. Trust (j),
129	0.224%, 10/25/36	75,124
191	0.294%, 10/25/36	112,676
363	0.294%, 11/25/36	225,698

62	Semi-Annual Report	| April 30, 2014

Schedule of Investments

Fixed Income SHares: Series M

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
$ 862	0.304%, 6/25/36	$ 664,274
491	0.304%, 9/25/36	270,477
1,897	0.304%, 11/25/36	1,173,836
558	0.334%, 3/25/37	304,731
191	0.354%, 2/25/37	107,683
453	0.374%, 11/25/36	284,679
558	0.404%, 3/25/37	307,519
568	0.464%, 12/25/35	469,742
194	1.054%, 5/25/34	177,243
300	1.084%, 3/25/35	283,698
200	1.202%, 4/25/35	154,801
400	1.404%, 7/25/37	252,583
2,000	Morgan Stanley Capital I, Inc., 0.444%, 1/25/36 (j)	1,656,620
400	Morgan Stanley Capital, Inc., 1.144%, 6/25/35 (j)	329,532
	Morgan Stanley Home Equity Loan Trust (j),
223	0.314%, 4/25/36	160,274
870	0.324%, 4/25/37	516,273
290	0.384%, 4/25/37	173,424
	Morgan Stanley Mortgage Loan Trust,
238	0.384%, 2/25/37 (j)	137,557
403	0.514%, 4/25/37 (j)	227,337
345	5.75%, 11/25/36 (j)	189,862
616	5.965%, 9/25/46	432,799
	New Century Home Equity Loan Trust (j),
565	0.434%, 10/25/35	554,770
1,000	0.604%, 6/25/35	917,596
200	Nomura Home Equity Loan, Inc. Home Equity Loan Trust, 0.564%, 2/25/36 (j)	168,440
219	NovaStar Mortgage Funding Trust, 0.304%, 6/25/36 (j)	124,311
400	Option One Mortgage Loan Asset-Backed Certificates Trust, 0.594%, 11/25/35 (j)	361,503
	Option One Mortgage Loan Trust (j),
98	0.294%, 1/25/37	56,723
254	0.324%, 5/25/37	149,793
394	0.374%, 1/25/37	228,347
188	0.482%, 4/25/37	112,384
400	0.614%, 11/25/35	292,498
200	0.662%, 8/25/35	151,306
299	Ownit Mortgage Loan Trust, 0.754%, 10/25/36 (j)	204,370
	Park Place Securities, Inc. Asset-Backed Pass-Through Certificates (j),
200	0.644%, 8/25/35	153,444
400	0.684%, 7/25/35	325,068
400	0.902%, 3/25/35	314,452
300	0.984%, 1/25/36	263,644
141	1.099%, 2/25/35	140,813
500	1.204%, 10/25/34	408,187
406	1.952%, 12/25/34	330,014
497	People’s Financial Realty Mortgage Securities Trust, 0.294%, 9/25/36 (j)	197,778
400	Popular ABS Mortgage Pass-Through Trust, 0.544%, 2/25/36 (j)	309,254
	RAAC (j),
865	0.504%, 11/25/46 (a)(d)	748,517

April 30, 2014	| Semi-Annual Report	63

Schedule of Investments

Fixed Income SHares: Series M

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
$ 200	0.554%, 6/25/47	$ 184,391
600	1.654%, 9/25/47	485,867
	Residential Asset Mortgage Products, Inc.,
295	0.314%, 12/25/36 (j)	274,646
266	0.314%, 2/25/37 (j)	238,208
300	0.434%, 9/25/36 (j)	222,866
1,000	0.474%, 1/25/36 (j)	696,276
250	0.584%, 11/25/35 (j)	207,918
200	0.592%, 10/25/35 (j)	179,347
100	0.612%, 10/25/35 (j)	79,030
300	0.634%, 9/25/35 (j)	254,609
342	1.054%, 8/25/34 (j)	320,759
2,401	5.634%, 1/25/34	2,570,235
1,861	5.656%, 7/25/34	1,523,453
	Residential Asset Securities Corp. (j),
400	0.314%, 11/25/36	334,500
1,000	0.324%, 11/25/36	808,893
300	0.424%, 5/25/37	266,636
1,000	0.434%, 6/25/36	771,906
1,600	0.494%, 4/25/37	1,077,997
400	0.534%, 2/25/36	342,238
200	0.564%, 1/25/36	170,884
400	0.572%, 12/25/35	317,177
300	0.574%, 10/25/35	247,121
300	0.592%, 11/25/35	244,279
300	0.612%, 11/25/35	215,264
2,222	0.799%, 3/25/35	2,021,456
67	7.14%, 4/25/32	2,711
108	SACO I, Inc., 0.914%, 11/25/35 (j)	107,370
465	Salomon Mortgage Loan Trust, 1.054%, 11/25/33 (j)	438,811
	Securitized Asset-Backed Receivables LLC Trust (j),
320	0.244%, 7/25/36	148,797
700	0.294%, 5/25/36	392,399
313	0.314%, 7/25/36	147,370
268	0.392%, 7/25/36	128,133
1,552	0.404%, 5/25/36	885,605
374	0.424%, 3/25/36	279,933
247	0.829%, 1/25/35	223,790
189	1.114%, 1/25/36	148,184
	Soundview Home Loan Trust (j),
84	0.234%, 6/25/37	49,089
395	0.264%, 2/25/37	185,908
930	0.314%, 11/25/36	733,155
554	0.334%, 2/25/37	263,422
300	0.979%, 6/25/35	265,287
630	1.104%, 10/25/37	424,215
	South Carolina Student Loan Corp. (j),
466	0.786%, 3/1/18	466,589

64	Semi-Annual Report	| April 30, 2014

Schedule of Investments

Fixed Income SHares: Series M

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
$ 3,600	0.986%, 3/2/20	$ 3,624,912
600	1.236%, 9/3/24	609,246
	Specialty Underwriting & Residential Finance Trust (j),
185	0.304%, 9/25/37	104,810
300	0.424%, 4/25/37	159,309
600	0.804%, 12/25/35	555,406
	Structured Asset Investment Loan Trust (j),
515	0.304%, 9/25/36	394,490
1,060	0.344%, 3/25/36	858,104
313	0.452%, 1/25/36	220,301
	Structured Asset Securities Corp. Mortgage Loan Trust (j),
859	0.294%, 9/25/36	824,290
279	0.304%, 9/25/36	229,310
291	0.314%, 3/25/36	278,736
400	0.324%, 12/25/36	314,473
600	0.524%, 4/25/36 (a)(b)(d)(i)
	(acquisition cost-$488,375; purchased 2/10/14-3/5/14)	505,009
1,546	1.154%, 8/25/37	1,447,791
200	Wells Fargo Home Equity Asset-Backed Securities Trust, 0.784%, 11/25/35 (j)	167,901
1,000	Wells Fargo Home Equity Trust, 0.784%, 8/25/35 (j)	860,277
Total Asset-Backed Securities (cost-$117,652,158)		118,403,133
Senior Loans – 0.7%
	Technology Hardware, Storage & Peripherals – 0.7%
21,000	Dell International LLC, 4.50%, 4/29/20, Term B (a)(c) (cost-$20,789,251)	20,950,660
Short-Term Investments – 0.1%
	Repurchase Agreements – 0.1%
1,604	State Street Bank and Trust Co.,
	dated 4/30/14, 0.00%, due 5/1/14,
	proceeds $1,604,000; collateralized by
	Fannie Mae, 2.20%, due 10/17/22,
	valued at $1,639,226 including accrued interest (cost-$1,604,000)	1,604,000
	U.S. Treasury Obligations (g) – 0.0%
602	U.S. Treasury Bills, 0.046%-0.052%, 10/16/14-10/30/14 (k)	601,885
562	U.S. Treasury Notes, 0.75%, 6/15/14	562,494
Total U.S. Treasury Obligations (cost-$1,164,267)		1,164,379
Total Short-Term Investments (cost-$2,768,267)		2,768,379

Contracts
Options Purchased (l) – 0.0%
	Call Options – 0.0%
	U.S. Treasury Ultra Bond Futures, (CBOT),
1,250	strike price $172.00, expires 5/23/14	18,878
500	strike price $186.00, expires 5/23/14	7,623
770	strike price $191.00, expires 5/23/14	11,763
		38,264

April 30, 2014	| Semi-Annual Report	65

Schedule of Investments

Fixed Income SHares: Series M

April 30, 2014 (unaudited) (continued)

Notional Amount (000s)		Value
	Put Options – 0.0%
	Fannie Mae, zero coupon, (OTC),
$90,000	strike price $89.00, expires 5/5/14	$ 1
$280,000	strike price $95.00, expires 5/5/14	2
$296,000	strike price $93.00, expires 6/5/14	3
		6
Total Options Purchased (cost-$58,148)		38,270
Total Investments, before options written (cost-$5,140,307,995) – 181.0%		5,256,863,906
Options Written (l) – (0.0)%
	Call Options – (0.0)%
$247,500	10-Year Interest Rate Swap (OTC), Receive 3-Month USD-LIBOR Floating Rate Index, strike rate 2.60%, expires 6/16/14	(408,820)
	Put Options – (0.0)%
$440,400	10-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index, strike rate 3.15%, expires 6/16/14	(424,590)
$252,000	CDX.IG-21 5-Year Index (OTC), strike price $0.75, expires 6/18/14	(81,474)
	U.S. Dollar versus Japanese Yen, (OTC),
$121,700	strike price $97.00, expires 5/30/14	(13,387)
$105,000	strike price $99.00, expires 6/12/14	(138,390)
		(657,841)
Total Options Written (premiums received-$5,302,335)		(1,066,661)
Total Investments, net of options written (cost-$5,135,005,660) – 181.0%		5,255,797,245
Other liabilities in excess of other assets – (81.0)%		(2,351,269,291)
Net Assets – 100.0%		$2,904,527,954

Notes to Schedule of Investments:

*	Principal amount less than $500.

(a)	Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $426,255,883, representing 14.7% of net assets.

(b)	Illiquid.

(c)	These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Portfolio is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on April 30, 2014.

(d)	144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	When-issued or delayed-delivery. To be settled/delivered after April 30, 2014.

(f)	Fair-Valued–Securities with an aggregate value of $885,139, representing less than 0.05% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(g)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives and/or when-issued or delayed-delivery securities.

(h)	All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.

(i)	Restricted. The aggregate acquisition cost of such securities is $70,298,682. The aggregate value is $70,846,584, representing 2.4% of net assets.

(j)	Variable or Floating Rate Security–Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on April 30, 2014.

66	Semi-Annual Report	| April 30, 2014

Schedule of Investments

Fixed Income SHares: Series M

April 30, 2014 (unaudited) (continued)

(k)	Rates reflect the effective yields at purchase date.

(l)	Non-income producing.

(m)	Futures contracts outstanding at April 30, 2014:

	Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation (Depreciation)
Long:	10-Year U.S. Treasury Note Futures	1,463	$182,029	6/19/14	$1,253,196
	90-Day EURIBOR Futures	2,611	902,060	12/14/15	3,273,505
	Financial Futures Euro-90 day	3,000	745,913	6/15/15	3,032,977
	Financial Futures Euro-90 day	6,747	1,673,762	9/14/15	(330,657)
Short:	U.S. Treasury Ultra Bond Futures	(2,648)	(390,001)	6/19/14	(17,307,834)

					$(10,078,813)

At April 30, 2014, the Portfolio pledged cash collateral of $8,524,000 for futures contracts.

(n)	Transactions in options written for the six months ended April 30, 2014:

	Contracts	Notional Amount (000s)	Premiums
Options outstanding, October 31, 2013	536	$12,874,000	$26,745,555
Options written	–	1,439,100	6,600,728
Options terminated in closing transactions	–	(12,415,100)	(25,765,463)
Options expired	(536)	(731,400)	(2,278,485)

Options outstanding, April 30, 2014	–	$1,166,600	$5,302,335

(o)	Credit default swap agreements outstanding at April 30, 2014:

OTC buy protection swap agreements:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(1)	Credit Spread	Termination Date	Payments Made	Value(2)	Upfront Premiums Paid (Received)	Unrealized Depreciation
Bank of America:
Macy’s	$5,000	0.12%	9/20/15	(7.06)%	$(528,396)	$–	$(528,396)
Deutsche Bank:
Altria Group, Inc.	4,500	0.45%	3/20/19	(1.46)%	(222,147)	–	(222,147)
Morgan Stanley:
Altria Group, Inc.	1,500	0.42%	12/20/18	(1.55)%	(79,712)	–	(79,712)

					$(830,255)	$–	$(830,255)

OTC sell protection swap agreements:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(1)	Credit Spread	Termination Date	Payments Received	Value(2)	Upfront Premiums Paid (Received)	Unrealized Appreciation
Deutsche Bank:
BP Capital Markets	€8,200	0.54%	12/20/18	1.00%	$250,783	$217,741	$33,042
Goldman Sachs:
Bank of America Corp.	$30,000	0.50%	3/20/18	1.00%	610,649	(316,073)	926,722
California State Municipal Bond	25,000	0.52%	12/20/18	1.60%	1,250,800	–	1,250,800
California State Municipal Bond	11,000	0.52%	12/20/18	1.75%	625,705	–	625,705
Connecticut State Municipal Bond	9,000	0.97%	3/20/21	1.60%	361,397	–	361,397

					$3,099,334	$(98,332)	$3,197,666

April 30, 2014	| Semi-Annual Report	67

Schedule of Investments

Fixed Income SHares: Series M

April 30, 2014 (unaudited) (continued)

(1)	This represents the maximum potential amount the Portfolio could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(2)	The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at April 30, 2014 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(p)	Interest rate swap agreements outstanding at April 30, 2014:

OTC swap agreements:

	Notional Amount (000s)		Termination Date	Rate Type		Value	Upfront Premiums Received	Unrealized Appreciation (Depreciation)
Swap Counterparty				Payments Made	Payments Received
Bank of America	MXN	40,400	2/7/19	28-Day Mexico Interbank TIIE Banxico	8.30%	$397,396	$–	$397,396
Barclays Bank		189,600	1/28/15	28-Day Mexico Interbank TIIE Banxico	7.34%	388,519	(35)	388,554
Barclays Bank	BRL	34,400	1/2/17	BRL-CDI-Compounded	8.18%	(1,253,242)	(45,824)	(1,207,418)
Deutsche Bank		61,000	1/2/17	BRL-CDI-Compounded	8.29%	(2,148,008)	(71,953)	(2,076,055)
HSBC Bank	MXN	99,400	1/28/15	28-Day Mexico Interbank TIIE Banxico	7.33%	204,317	(6,855)	211,172
Morgan Stanley	BRL	13,600	1/2/17	BRL-CDI-Compounded	8.22%	(487,991)	(20,529)	(467,462)
UBS		143,900	1/2/17	BRL-CDI-Compounded	8.90%	(3,960,357)	–	(3,960,357)

						$(6,859,366)	$(145,196)	$(6,714,170)

Centrally cleared swap agreements:

	Notional Amount (000s)	Termination Date	Rate Type		Value	Unrealized Depreciation
Broker (Exchange)			Payments Made	Payments Received
Barclays Bank (CME)	$74,900	12/18/43	3.50%	3-Month USD-LIBOR	$(1,692,946)	$(4,945,853)
Credit Suisse First Boston (CME)	¥7,290,000	9/18/23	1.00%	6-Month JPY-LIBOR	(1,802,099)	(254,235)
Credit Suisse First Boston (CME)	$309,700	12/18/23	3.00%	3-Month USD-LIBOR	(11,079,606)	(17,251,754)
Deutsche Bank (CME)	200,000	12/18/43	3.50%	3-Month USD-LIBOR	(4,520,549)	(11,360,549)

					$(19,095,200)	$(33,812,391)

(q)	Forward foreign currency contracts outstanding at April 30, 2014:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value April 30, 2014	Unrealized Appreciation (Depreciation)
Purchased:
42,661,000 Australian Dollar settling 5/2/14	Bank of America	$39,271,797	$39,632,079	$360,282
42,661,000 Australian Dollar settling 6/3/14	Morgan Stanley	39,493,937	39,545,329	51,392
4,944,774 Brazilian Real settling 5/5/14	UBS	2,068,683	2,217,636	148,953
4,944,774 Brazilian Real settling 6/3/14	UBS	2,205,125	2,197,491	(7,634)
9,543,000 Euro settling 5/2/14	Bank of America	13,208,114	13,239,475	31,361
98,314,000 Euro settling 6/3/14	Bank of America	136,017,419	136,386,663	369,244
6,397,000 Euro settling 5/2/14	Citigroup	8,803,513	8,874,874	71,361
82,374,000 Euro settling 5/2/14	Royal Bank of Scotland	113,480,812	114,281,513	800,701
72,715,301 Mexican Peso settling 5/14/14	BNP Paribas	5,424,895	5,554,050	129,155
72,715,301 Mexican Peso settling 8/25/14	Goldman Sachs	5,520,235	5,508,304	(11,931)

68	Semi-Annual Report	| April 30, 2014

Schedule of Investments

Fixed Income SHares: Series M

April 30, 2014 (unaudited) (continued)

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value April 30, 2014	Unrealized Appreciation (Depreciation)
Sold:
42,661,000 Australian Dollar settling 5/2/14	Morgan Stanley	$39,581,934	$39,632,079	$(50,145)
4,944,774 Brazilian Real settling 5/5/14	UBS	2,223,370	2,217,636	5,734
51,823,000 Canadian Dollar settling 6/19/14	Citigroup	46,686,125	47,227,224	(541,099)
98,314,000 Euro settling 5/2/14	Bank of America	136,028,136	136,395,861	(367,725)
70,500,000 Japanese Yen settling 5/13/14	Citigroup	691,339	689,634	1,705
72,715,301 Mexican Peso settling 5/14/14	Goldman Sachs	5,564,591	5,554,050	10,541

				$1,001,895

(r)	At April 30, 2014, the Portfolio held $16,130,000 in cash as collateral for derivative contracts. Cash collateral held may be invested in accordance with the Portfolio’s investment strategy.

(s)	Open reverse repurchase agreements at April 30, 2014:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Bank of America	0.09%	4/16/14	5/1/14	$259,400,227	$259,390,500
Barclays Bank	0.06	4/30/14	5/15/14	129,322,500	129,322,500
Deutsche Bank	0.07	4/23/14	5/23/14	284,068,419	284,064,000
	0.08	4/15/14	5/15/14	212,967,072	212,959,500
Royal Bank of Scotland	0.07	4/30/14	6/2/14	126,315,000	126,315,000
	0.08	4/22/14	5/6/14	221,204,424	221,200,000
	0.08	4/23/14	5/7/14	150,002,667	150,000,000
	0.08	4/23/14	5/7/14	50,000,889	50,000,000

					$1,433,251,500

(t)	The weighted average daily balance of reverse repurchase agreements during the six months ended April 30, 2014 was $951,156,052, at a weighted average interest rate of 0.07%. Total value of underlying collateral (refer to the Schedule of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at April 30, 2014 was $1,432,827,556.

At April 30, 2014, the Portfolio held U.S. Treasury Obligations valued at $803,910 as collateral for open reverse repurchase agreements. Securities held as collateral will not be pledged and are not reflected in the Schedule of Investments.

(u)	The weighted average borrowing for sale-buybacks during the six months ended April 30, 2014 was $198,829,019 at a weighted average interest rate of 0.05%.

(v)	Fair Value Measurements-See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 4/30/14
Investments in Securities – Assets
U.S. Treasury Obligations	$–	$2,151,054,748	$–	$2,151,054,748
U.S. Government Agency Securities	–	1,252,799,432	–	1,252,799,432
Corporate Bonds & Notes:
Diversified Financial Services	–	182,009,450	11,064,000	193,073,450
All Other	–	578,456,259	–	578,456,259
Municipal Bonds	–	463,140,296	–	463,140,296
Mortgage-Backed Securities	–	356,462,851	416,793	356,879,644
Sovereign Debt Obligations	–	119,299,635	–	119,299,635
Asset-Backed Securities	–	117,934,787	468,346	118,403,133
Senior Loans	–	20,950,660	–	20,950,660
Short-Term Investments	–	2,768,379	–	2,768,379
Options Purchased:
Interest Rate Contracts	–	38,270	–	38,270
	–	5,244,914,767	11,949,139	5,256,863,906

April 30, 2014	| Semi-Annual Report	69

Schedule of Investments

Fixed Income SHares: Series M

April 30, 2014 (unaudited) (continued)

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 4/30/14
Investment in Securities – Liabilities
Options Written, at value:
Credit Contracts	$–	$(81,474)	$–	$(81,474)
Foreign Exchange Contracts	–	(151,777)	–	(151,777)
Interest Rate Contracts	–	(833,410)	–	(833,410)
	–	(1,066,661)	–	(1,066,661)
Other Financial Instruments* – Assets
Credit Contracts	–	3,197,666	–	3,197,666
Foreign Exchange Contracts	–	1,980,429	–	1,980,429
Interest Rate Contracts	7,559,678	997,122	–	8,556,800
	7,559,678	6,175,217	–	13,734,895
Other Financial Instruments* – Liabilities
Credit Contracts	–	(830,255)	–	(830,255)
Foreign Exchange Contracts	–	(978,534)	–	(978,534)
Interest Rate Contracts	(17,638,491)	(41,523,683)	–	(59,162,174)
	(17,638,491)	(43,332,472)	–	(60,970,963)
Totals	$(10,078,813)	$5,206,690,851	$11,949,139	$5,208,561,177

At April 30, 2014, there were no transfers between Levels 1 and 2.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended April 30, 2014, was as follows:

	Beginning Balance 10/31/13	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3**	Ending Balance 4/30/14
Investments in Securities – Assets
Corporate Bonds & Notes:
Diversified Financial Services	$11,000,000	$ –	$ –	$(40,650)	$ –	$104,650	$ –	$ –	$11,064,000
Mortgage-Backed Securities	3,429,153	436,807	(269,662)	(16)	45	(775)	–	(3,178,759)	416,793
Asset-Backed Securities	510,119	–	(46,575)	–	–	4,802	–	–	468,346
Totals	$14,939,272	$436,807	$(316,237)	$(40,666)	$ 45	$108,677	$ –	$(3,178,759)	$11,949,139

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at April 30, 2014.

	Ending Balance at 4/30/14	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities – Assets
Corporate Bonds & Notes	$11,064,000	Third-Party Pricing Vendor	Single Broker Quote	$110.64
Mortgage-Backed Securities	416,793	Benchmark Pricing	Security Price Reset	$96.25
Asset-Backed Securities	468,346	Benchmark Pricing	Security Price Reset	$5.95–$84.34

*	Other financial instruments are derivatives, such as futures contracts, swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

**	Transferred out of Level 3 into Level 2 because an evaluated price with observable inputs from an independent third-party vendor became available.

The net change in unrealized appreciation/depreciation of Level 3 investments held at April 30, 2014, was $96,557. Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statement of Operations.

70	Semi-Annual Report	| April 30, 2014

Schedule of Investments

Fixed Income SHares: Series M

April 30, 2014 (unaudited) (continued)

(w)	The following is a summary of the derivative instruments categorized by risk exposure:

The effect of derivatives on the Statement of Assets and Liabilities at April 30, 2014:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Investments, at value (options purchased)	$38,270	$–	$–	$38,270
Unrealized appreciation of OTC swaps	997,122	3,197,666	–	4,194,788
Receivable for variation margin on futures contracts*	1,893,107	–	–	1,893,107
Unrealized appreciation of forward foreign currency contracts	–	–	1,980,429	1,980,429
Total asset derivatives	$2,928,499	$3,197,666	$1,980,429	$8,106,594
Liability derivatives:
Unrealized depreciation of OTC swaps	$(7,711,292)	$(830,255)	$–	$(8,541,547)
Payable for variation margin on centrally cleared swaps**	(2,799,063)	–	–	(2,799,063)
Options written, at value	(833,410)	(81,474)	(151,777)	(1,066,661)
Payable for variation margin on futures contracts*	(2,317,000)	–	–	(2,317,000)
Unrealized depreciation of forward foreign currency contracts	–	–	(978,534)	(978,534)
Total liability derivatives	$(13,660,765)	$(911,729)	$(1,130,311)	$(15,702,805)

*	Included in net unrealized depreciation of $10,078,813 on futures contracts as reported in note (m) of the Notes to Schedule of Investments.

**	Included in net unrealized depreciation of $33,812,391 on centrally cleared swaps as reported in note (p) of the Notes to Schedule of Investments.

The effect of derivatives on the Statement of Operations for the six months ended April 30, 2014:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Investments (options purchased)	$(41,724)	$–	$–	$(41,724)
Futures contracts	54,940	–	–	54,940
Options written	19,698,297	1,074,780	877,393	21,650,470
Swaps	(13,442,676)	1,274,821	–	(12,167,855)
Foreign currency transactions (forward foreign currency contracts)	–	–	5,311,720	5,311,720
Total net realized gain	$6,268,837	$2,349,601	$6,189,113	$14,807,551
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$(19,877)	$–	$–	$(19,877)
Futures contracts	(14,922,000)	–	–	(14,922,000)
Options written	(8,375,882)	384,726	1,020,383	(6,970,773)
Swaps	(12,825,196)	292,767	–	(12,532,429)
Foreign currency transactions (forward foreign currency contracts)	–	–	(874,629)	(874,629)
Total net change in unrealized appreciation/depreciation	$(36,142,955)	$677,493	$145,754	$(35,319,708)

The average volume (measured at each fiscal quarter-end) of derivative activity during the six months ended April 30, 2014:

Options Purchased(1)	Options Purchased(2)	Options Written(1)	Options Written(2)	Futures Contracts(1)		Forward Foreign Currency Contracts(3)		Credit Default Swap Agreements(2)		Interest Rate Swap Agreements(2)
				Long	Short	Purchased	Sold	Buy	Sell
840	$222,000	179	$8,892,467	13,082	(1,156)	$322,431,623	$211,209,572	$12,533	$103,333	$755,733
									€ 8,200	BRL 277,733
¥ 4,860,000
MXN 329,400

(1)	Number of contracts

(2)	Notional Amount (in thousands)

(3)	U.S. $ Value on origination date

April 30, 2014	| Semi-Annual Report	71

Schedule of Investments

Fixed Income SHares: Series M

April 30, 2014 (unaudited) (continued)

(x)	The following tables present by counterparty the Portfolio’s derivative assets and liabilities net of related collateral held by the Fund at April 30, 2014 which has not been offset in the Statement of Assets and Liabilities, but would be available for offset to the extent of a default by the counterparty to the transaction.

Financial Assets and Derivative Assets, and Collateral Received at April 30, 2014:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received		Net Amount
Foreign Currency Exchange Contracts
Bank of America	$760,887	$(498,725)	$(190,000)		$72,162
BNP Paribas	129,155	–	–		129,155
Citigroup	73,066	(73,066)	–		–
Goldman Sachs	10,541	(10,541)	–		–
Morgan Stanley	51,392	(51,392)	–		–
Royal Bank of Scotland	800,701	–	(790,000)		10,701
UBS	154,687	(154,687)	–		–
Swaps
Bank of America	397,396	(397,396)	–		–
Barclays Bank	388,554	(388,554)	–		–
Deutsche Bank	33,042	(33,042)	–		–
Goldman Sachs	3,164,624	(1,390)	(3,163,234	)†,#	–
HSBC Bank	211,172	–	(211,172	)†,#	–
Totals	$6,175,217	$(1,608,793)	$(4,354,406)		$212,018

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Financial Assets Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset		Net Amount
Repurchase Agreement
State Street Bank & Trust Co.	$1,604,000	$(1,604,000	)†	$–

Financial Liabilities and Derivative Liabilities, and Collateral Pledged at April 30, 2014:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)		Net Amount
Foreign Currency Exchange Contracts
Bank of America	$367,725	$(367,725)	$–		$–
Citigroup	541,099	(541,099)††	–		–
Goldman Sachs	11,931	(11,931)	–		–
Morgan Stanley	50,145	(50,145)	–		–
UBS	7,634	(7,634)	–		–
Swaps		–
Bank of America	528,396	(528,396)	–		–
Barclays Bank	1,207,418	(1,110,763)	–		96,655
Deutsche Bank	2,298,202	(2,080,461)††	(217,741	)##	–
Morgan Stanley	547,174	(617,490)	1,000,529	#	930,213
UBS	3,960,357	(3,960,357)††	–		–
Totals	$9,520,081	$(9,276,001)	$782,788		$1,026,868

72	Semi-Annual Report	| April 30, 2014

Schedule of Investments

Fixed Income SHares: Series M

April 30, 2014 (unaudited) (continued)

Counterparty	Gross Financial Liability Presented in Statement of Assets and Liabilities		Financial Instrument/ Derivative Offset	Cash Collateral Pledged	Net Amount
Reverse Repurchase Agreements
Bank of America	$259,400,227	†††	$(259,335,495)	–	$64,732
Barclays Bank	129,322,500	†††	(129,146,157)	–	176,343
Deutsche Bank	497,035,491	†††	(496,525,927)	–	509,564
Royal Bank of Scotland	547,522,980	†††	(547,522,980)††	–	–
Totals	$1,433,281,198		$(1,432,530,559)	–	$750,639

†	The actual collateral received is greater than the amount shown here due to over collateralization.

††	The actual collateral pledged is greater than the amount shown here due to over collateralization.

†††	The amount includes interest payable for Reverse Repurchase Agreements.

#	The amount includes upfront premiums received.

##	The amount includes upfront premiums paid.

Glossary:

ABS	-	Asset-Backed Securities
BRL	-	Brazilian Real
	£-	British Pound
CAD	-	Canadian Dollar
CBOT	-	Chicago Board of Trade
CDI	-	Inter-Bank Deposit Certificate
CDX.IG	-	Credit Derivatives Index Investment Grade
CME	-	Chicago Mercantile Exchange
CMO	-	Collateralized Mortgage Obligation
CP	-	Certificates of Participation
EURIBOR	-	Euro Inter-Bank Offered Rate
	€-	Euro
GO	-	General Obligation Bond
JPY/¥	-	Japanese Yen
LIBOR	-	London Inter-Bank Offered Rate
MBS	-	Mortgage-Backed Securities
MXN	-	Mexican Peso
OTC	-	Over-the-Counter
TBA	-	To Be Announced
TIIE	-	Inter-Bank Equilibrium Interest Rate

See accompanying Notes to Financial Statements	| April 30, 2014 |	Semi-Annual Report	73

Schedule of Investments

Fixed Income SHares: Series R

April 30, 2014 (unaudited)

Principal Amount (000s)		Value
U.S. Treasury Obligations – 105.4%
	U.S. Treasury Inflation Indexed Bonds (e),
$23,801	0.125%, 4/15/19	$24,304,419
933	0.125%, 1/15/22	923,480
3,834	1.375%, 2/15/44 (d)	4,046,219
43,814	1.75%, 1/15/28	49,408,271
591	2.00%, 1/15/26	683,558
1,048	2.375%, 1/15/27	1,263,498
31,162	2.50%, 1/15/29	38,514,176
	U.S. Treasury Inflation Indexed Notes (e),
319	0.125%, 4/15/16 (f)	328,357
3,936	0.125%, 4/15/17 (d)(f)	4,061,494
18,735	0.125%, 4/15/18 (d)	19,254,368
6,840	0.125%, 7/15/22	6,764,750
4,678	0.125%, 1/15/23	4,575,634
1,210	0.375%, 7/15/23	1,211,056
11,403	0.50%, 4/15/15 (d)	11,621,576
3,125	0.625%, 7/15/21	3,244,571
1,556	1.125%, 1/15/21	1,664,491
38,717	1.25%, 7/15/20 (d)(f)(g)	42,034,887
326	1.375%, 1/15/20 (f)(g)	354,196
7,377	1.625%, 1/15/15 (d)	7,558,395
3,143	1.875%, 7/15/15 (d)(f)	3,291,087
8,364	1.875%, 7/15/19 (d)	9,369,739
22,228	2.625%, 7/15/17 (d)	24,936,992
	U.S. Treasury Notes (f),
600	0.25%, 1/15/15	600,762
512	0.25%, 1/31/15	512,690
Total U.S. Treasury Obligations (cost-$264,096,079)		260,528,666
Sovereign Debt Obligations – 24.3%
	Australia – 3.7%
AUD 5,100	Australia Government Bond, 5.50%, 4/21/23	5,328,514
	New South Wales Treasury Corp. (e),
300	2.50%, 11/20/35, Ser. CI-B2	338,173
2,900	2.75%, 11/20/25, Ser. CI-B1	3,495,994
		9,162,681
	Denmark – 3.0%
DKK 40,387	Denmark I/L Government Bond, 0.10%, 11/15/23, Ser. B (e)	7,433,731
	Germany – 3.4%
€5,691	Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond,
	0.75%, 4/15/18 (e)	8,334,911
	Ireland – 0.4%
$900	VEB Finance PLC for Vnesheconombank, 5.45%, 11/22/17 (a)(c)	885,375
	Italy – 3.9%
	Italy Buoni Poliennali Del Tesoro,
€3,008	1.70%, 9/15/18 (e)	4,376,388
106	2.10%, 9/15/16 (e)	154,405

74	Semi-Annual Report	| April 30, 2014

Schedule of Investments

Fixed Income SHares: Series R

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
	Italy (continued)
€1,504	2.10%, 9/15/21 (e)	$2,195,290
300	2.55%, 10/22/16 (e)	434,180
210	3.10%, 9/15/26 (e)	324,987
1,100	4.75%, 9/15/16	1,661,492
400	5.25%, 8/1/17	625,261
		9,772,003
	Mexico – 1.9%
	Mexican Bonos de Proteccion al Ahorro (e)(h),
MXN 59,800	3.56%, 1/30/20	4,557,628
1,200	3.57%, 6/29/17	91,560
		4,649,188
	New Zealand – 0.4%
NZD 1,200	New Zealand Government Bond, 3.00%, 9/20/30 (e)	1,062,283
	Spain – 7.6%
	Spain Government Bond,
€9,100	2.75%, 4/30/19	13,268,495
3,300	5.40%, 1/31/23 (a)(c)	5,492,576
		18,761,071
Total Sovereign Debt Obligations (cost-$58,210,330)		60,061,243
Corporate Bonds & Notes – 13.6%
	Airlines – 2.1%
$5,000	United Airlines, Inc., 6.75%, 9/15/15 (a)(c)	5,093,750
	Banking – 3.2%
700	Ally Financial, Inc., 2.436%, 12/1/14 (h)	704,136
€400	Bank of America Corp., 0.752%, 7/22/14 (h)	555,368
$4,400	BNP Paribas, 0.683%, 5/7/17 (d)(h)	4,400,000
300	CIT Group, Inc., 4.75%, 2/15/15 (a)(c)	308,438
£770	LBG Capital No. 2 PLC, 15.00%, 12/21/19	1,891,598
		7,859,540
	Chemicals – 0.5%
$1,000	RPM International, Inc., 6.50%, 2/15/18	1,148,398
	Diversified Financial Services – 0.9%
1,800	Credit Agricole Home Loan SFH, 0.987%, 7/21/14 (a)(c)(h)	1,802,437
500	International Lease Finance Corp., 6.50%, 9/1/14 (a)(c)	511,250
		2,313,687
	Insurance – 4.2%
3,000	Marsh & McLennan Cos., Inc., 9.25%, 4/15/19	3,916,890
6,100	Stone Street Trust, 5.902%, 12/15/15 (a)(c)	6,543,415
		10,460,305
	Media – 2.1%
5,000	DISH DBS Corp., 6.625%, 10/1/14	5,125,000
	Oil & Gas – 0.6%
1,440	Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 6/30/21 (a)(c)	1,521,000
Total Corporate Bonds & Notes (cost-$31,696,030)		33,521,680

April 30, 2014	| Semi-Annual Report	75

Schedule of Investments

Fixed Income SHares: Series R

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
Mortgage-Backed Securities – 8.8%
	Bear Stearns Adjustable Rate Mortgage Trust, CMO (h),
$22	2.21%, 8/25/35	$22,423
17	2.533%, 3/25/35	17,060
67	2.56%, 3/25/35	68,595
	Citigroup Mortgage Loan Trust, Inc., CMO (h),
27	2.20%, 9/25/35	26,899
44	2.29%, 9/25/35	44,262
650	2.895%, 9/25/37	545,112
4,864	Commercial Mortgage Trust, 3.156%, 7/10/46, CMO (a)(c)	4,982,951
	Countrywide Alternative Loan Trust, CMO (h),
2,145	0.352%, 12/20/46	1,631,179
488	1.129%, 2/25/36	432,523
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO (h),
18	0.494%, 6/25/35 (a)(c)	16,469
671	2.518%, 4/20/35	685,239
£598	Granite Mortgages PLC, 0.843%, 3/20/44, CMO (h)	1,004,497
$96	GSR Mortgage Loan Trust, 2.651%, 9/25/35, CMO (h)	97,498
618	Merrill Lynch Mortgage Investors Trust, 1.596%, 10/25/35, CMO (h)	607,434
	NCUA Guaranteed Notes Trust, CMO,
3,505	0.526%, 11/6/17 (h)	3,513,539
6,780	2.65%, 10/29/20	6,968,512
346	Residential Accredit Loans, Inc., 0.334%, 6/25/46, CMO (h)	154,322
AUD 609	Swan Trust, 3.935%, 4/25/41, CMO (h)	570,213
$296	Wachovia Bank Commercial Mortgage Trust, 5.088%, 8/15/41, CMO (h)	297,069
Total Mortgage-Backed Securities (cost-$20,901,322)		21,685,796
Asset-Backed Securities – 1.0%
76	Ares VIR CLO Ltd., 0.462%, 3/12/18 (a)(c)(h)	76,249
294	Bear Stearns Asset-Backed Securities I Trust, 1.154%, 10/25/37 (h)	274,455
352	Citigroup Mortgage Loan Trust, Inc., 0.234%, 1/25/37 (h)	216,127
216	JPMorgan Mortgage Acquisition Corp., 0.644%, 7/25/35 (h)	214,298
€245	Magi Funding PLC, 0.591%, 4/11/21 (a)(c)(h)	335,857
$160	Massachusetts Educational Financing Auth., 1.189%, 4/25/38 (h)	161,305
115	Park Place Securities, Inc. Asset-Backed Pass-Through Certificates, 0.574%, 6/25/35 (h)	114,854
400	Residential Asset Securities Corp., 0.572%, 12/25/35 (h)	317,177
365	Saxon Asset Securities Trust, 4.034%, 6/25/33	370,920
116	Structured Asset Securities Corp. Mortgage Loan Trust, 1.154%, 8/25/37 (h)	108,584
€120	Wood Street CLO II BV, 0.666%, 3/29/21 (a)(c)(h)	164,539
Total Asset-Backed Securities (cost-$2,340,158)		2,354,365
U.S. Government Agency Securities (h) – 0.2%
	Fannie Mae,
$197	0.599%, 2/25/37, CMO	197,432
9	1.326%, 10/1/44, MBS	9,325
	Freddie Mac, MBS,
125	2.09%, 7/1/36	133,305
130	2.137%, 9/1/36	137,823
Total U.S. Government Agency Securities (cost-$462,971)		477,885

76	Semi-Annual Report	| April 30, 2014

Schedule of Investments

Fixed Income SHares: Series R

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
Senior Loans – 0.1%
	Electric Utilities – 0.1%
$208	AES Corp., 3.75%, 6/1/18, Term B (a)(b) (cost-$207,592)	$208,677
Short-Term Investments – 3.1%
	Sovereign Debt Obligations – 1.9%
	Greece – 1.9%
	Hellenic Treasury Bill,
€1,700	2.535%, 7/18/14	2,351,419
1,700	2.585%, 7/18/14	2,351,418
Total Sovereign Debt Obligations (cost-$4,669,703)		4,702,837
	U.S. Treasury Obligations (f) – 1.2%
$2,667	U.S. Treasury Bills, 0.046%-0.076%, 5/8/14-10/30/14 (i)	2,666,770
206	U.S. Treasury Notes, 0.25%, 12/15/14	206,245
Total U.S. Treasury Obligations (cost-$2,872,829)		2,873,015
	Repurchase Agreements – 0.0%
116	State Street Bank and Trust Co.,
	dated 4/30/14, 0.00%, due 5/1/14,
	proceeds $116,000; collateralized by
	Fannie Mae, 2.26%, due 10/17/22,
	valued at $118,348 including accrued interest (cost-$116,000)	116,000
Total Short-Term Investments (cost-$7,658,532)		7,691,852

Notional Amount (000s)
Options Purchased (j) – 0.0%
	Put Options – 0.0%
€7,800	5-Year Interest Rate Swap (OTC), Receive 6-Month EUR-EURIBOR Floating Rate Index, strike rate 1.00%, expires 10/29/14	100,711
$44	U.S. Treasury 10-Year Note Futures, (CBOT), strike price $112.00, expires 5/23/14	682
	U.S. Treasury 5-Year Note Futures, (CBOT),
$392	strike price $113.00, expires 5/23/14	3,037
$230	strike price $114.50, expires 5/23/14	1,778
Total Options Purchased (cost-$122,436)		106,208
Total Investments, before options written (cost-$385,695,450) – 156.5%		386,636,372
Options Written (j) – (0.1)%
	Call Options – (0.0)%
$6,500	Inflation Cap CPURNSA Index (OTC), Exercise Index=Maximum of ((Index Final/Index Initial-1)-4.00%) or 0, strike price $4.00, expires 4/22/24	(46,070)
€2,700	iTraxx EU21 5Y Index (OTC), strike price $0.65, expires 6/18/14	(2,861)
	U.S. Dollar versus Brazilian Real, (OTC),
$6,470	strike price $2.505, expires 6/10/14	(3,442)
$2,779	strike price $2.523, expires 6/11/14	(1,287)
$3,477	strike price $2.506, expires 6/20/14	(3,310)
$3,875	strike price $2.468, expires 6/25/14	(6,909)

April 30, 2014	| Semi-Annual Report	77

Schedule of Investments

Fixed Income SHares: Series R

April 30, 2014 (unaudited) (continued)

Contracts/ Notional Amount (000s)		Value
	Call Options (continued)
	U.S. Dollar versus Indian Rupee, (OTC),
$3,091	strike price $64.20, expires 6/11/14	$(7,811)
$2,859	strike price $64.70, expires 6/12/14	(5,804)
$2,612	strike price $64.90, expires 6/19/14	(6,266)
$2,116	strike price $64.00, expires 6/26/14	(9,339)
90	U.S. Treasury 5-Year Note Futures, (CBOT), strike price $120.00, expires 5/23/14	(13,553)
		(106,652)
	Put Options – (0.1)%
€15,600	5-Year Interest Rate Swap (OTC), Pay 6-Month EUR-EURIBOR Floating Rate Index, strike rate 1.25%, expires 10/29/14	(97,801)
	Inflation Floor CPURNSA Index (OTC), Exercise Index=Maximum of ((1+0.00%)^10-(Index Final/Index Initial)) or $0,
$1,800	strike index 0.001, expires 1/22/18	(7,545)
$32,200	strike index 216.687, expires 4/7/20	(25,721)
$1,500	strike index 217.965, expires 9/29/20	(1,148)
$1,500	Inflation Floor CPURNSA Index (OTC), Exercise Index=Maximum of (0.00%-(Index Final/Index Initial-1)) or $0, strike index 215.949, expires 3/10/20	(809)
€11,300	iTraxx EU20 5Y Index (OTC), strike price $0.90, expires 6/18/14	(3,635)
	iTraxx EU21 5Y Index (OTC),
€2,700	strike price $0.90, expires 6/18/14	(2,178)
€700	strike price $1.00, expires 6/18/14	(285)
€4,100	strike price $0.95, expires 9/17/14	(11,400)
€4,900	strike price $1.10, expires 9/17/14	(7,966)
$3,477	U.S. Dollar versus Brazilian Real, (OTC), strike price $2.20, expires 6/20/14	(22,406)
$2,501	U.S. Dollar versus Japanese Yen, (OTC), strike price $100.00, expires 6/5/14	(4,992)
		(185,886)
Total Options Written (premiums received-$955,930)		(292,538)
Total Investments, net of options written (cost-$384,739,520) – 156.4%		386,343,834
Other liabilities in excess of other assets – (56.4)%		(139,264,355)
Net Assets – 100.0%		$247,079,479

Notes to Schedule of Investments:

(a)	Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $27,942,983, representing 11.3% of net assets.

(b)	These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Portfolio is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on April 30, 2014.

(c)	144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d)	When-issued or delayed-delivery. To be settled/delivered after April 30, 2014.

(e)	Inflationary Bonds–Principal amount of security is adjusted for inflation/deflation.

78	Semi-Annual Report	| April 30, 2014

Schedule of Investments

Fixed Income SHares: Series R

April 30, 2014 (unaudited) (continued)

(f)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives and/or when-issued or delayed-delivery securities.

(g)	All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(h)	Variable or Floating Rate Security–Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on April 30, 2014.

(i)	Rates reflect the effective yields at purchase date.

(j)	Non-income producing.

(k)	Futures contracts outstanding at April 30, 2014:

Type		Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation (Depreciation)
Long:	10-Year U.S. Treasury Note Futures	44	$5,475	6/19/14	$21,263
	5-Year U.S. Treasury Note Futures	622	74,300	6/30/14	(258,244)
	Financial Futures Euro-90 day	19	4,713	9/14/15	4,885
	Financial Futures Euro-90 day	151	37,246	3/14/16	(94,416)
Short:	10-Year Euro-Bund	(18)	(11)	5/23/14	367

					$(326,145)

(l)	Transactions in options written for the six months ended April 30, 2014:

	Contracts	Notional Amount (000s)	Notional Amount (000s)	Premiums
Options outstanding, October 31, 2013	93	$262,500	€56,000	$1,638,067
Options written	90	92,157	42,000	725,888
Options terminated in closing transactions	–	(52,400)	–	(105,418)
Options expired	(93)	–	(28,000)	(1,245,042)
Options exercised	–	(225,500)	(28,000)	(57,565)

Options outstanding, April 30, 2014	90	$76,757	€42,000	$955,930

(m)	Credit default swap agreements outstanding at April 30, 2014:

OTC buy protection swap agreements:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(1)	Credit Spread	Termination Date	Payments Made	Value(2)	Upfront Premiums Paid (Received)	Unrealized Depreciation
Bank of America:
Marsh & McLennan Cos., Inc.	$3,000	0.34%	6/20/19	(0.90)%	$(87,815)	$–	$(87,815)
Goldman Sachs:
RPM International, Inc.	1,000	0.44%	3/20/18	(1.50)%	(42,542)	–	(42,542)

					$(130,357)	$–	$(130,357)

April 30, 2014	| Semi-Annual Report	79

Schedule of Investments

Fixed Income SHares: Series R

April 30, 2014 (unaudited) (continued)

OTC sell protection swap agreements:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(1)	Credit Spread	Termination Date	Payments Received	Value(2)	Upfront Premiums Paid (Received)	Unrealized Appreciation
Bank of America:
Brazilian Government International Bond	$100	1.39%	3/20/19	1.00%	$(1,692)	$(5,135)	$3,443
BNP Paribas:
Italy Government International Bond	6,800	1.11%	3/20/19	1.00%	(25,775)	(117,653)	91,878
Citigroup:
Russian Federation Government International Bond	400	2.56%	3/20/19	1.00%	(27,413)	(33,435)	6,022
Deutsche Bank:
Brazilian Government International Bond	2,400	1.39%	3/20/19	1.00%	(40,632)	(121,067)	80,435
HSBC Bank:
Petrobras International Finance Co. - Pifco	2,000	1.05%	9/20/15	1.00%	1,001	(63,728)	64,729
Spain Government International Bond	1,600	0.87%	3/20/19	1.00%	11,574	(12,075)	23,649
JPMorgan Chase:
Brazilian Government International Bond	900	1.39%	3/20/19	1.00%	(15,237)	(45,809)	30,572
HSBC Bank	4,500	0.59%	6/20/19	1.00%	97,123	55,872	41,251
Morgan Stanley:
Brazilian Government International Bond	2,500	1.39%	3/20/19	1.00%	(42,324)	(127,248)	84,924
Spain Government International Bond	3,000	0.87%	3/20/19	1.00%	21,701	(18,418)	40,119

					$(21,674)	$(488,696)	$467,022

Centrally cleared sell protection swap agreements:

Broker (Exchange)/ Referenced Debt Issuer	Notional Amount (000s)(1)	Credit Spread	Termination Date	Payments Received	Value(2)	Unrealized Appreciation
Barclays Bank (ICE):
Dow Jones CDX.IT-21 5-Year Index	$10,100	1.01%	6/20/19	1.00%	$222,860	$17,717
Credit Suisse First Boston (ICE):
Dow Jones CDX.IG-22 5-Year Index	10,100	1.02%	6/20/19	1.00%	189,240	20,088
Dow Jones CDX.IT-21 10-Year Index	1,300	0.99%	6/20/24	1.00%	(22,821)	7,565
Dow Jones CDX.IT-21 5-Year Index	9,050	1.01%	6/20/19	1.00%	199,691	21,712

					$588,970	$67,082

(1)	This represents the maximum potential amount the Portfolio could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(2)	The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at April 30, 2014 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

80	Semi-Annual Report	| April 30, 2014

Schedule of Investments

Fixed Income SHares: Series R

April 30, 2014 (unaudited) (continued)

(n)	Interest rate swap agreements outstanding at April 30, 2014:

OTC swap agreements:

Swap Counterparty	Notional Amount (000s)	Termination Date	Rate Type		Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
			Payments Made	Payments Received
Bank of America	€1,500	7/25/21	1-Month EUR- FRCPXTOB Index	1.95%	$82,098	$3,676	$78,422
BNP Paribas	5,600	7/25/21	6-Month EUR-LIBOR	1.95%	306,499	70,570	235,929
BNP Paribas	$8,300	7/15/22	2.50%	3-Month USD- CPURNSA Index	(247,422)	87,610	(335,032)
BNP Paribas	€2,800	10/8/23	1-Month EUR- FRCPXTOB Index	2.11%	177,233	26,797	150,436
Citigroup	$15,000	7/15/17	2.25%	3-Month USD- CPURNSA Index	(347,291)	3,600	(350,891)
Citigroup	€900	4/1/21	1-Month EUR- FRCPXTOB Index	2.15%	78,303	14,046	64,257
Citigroup	1,300	7/25/21	1-Month EUR- FRCPXTOB Index	1.95%	71,152	1,825	69,327
Deutsche Bank	$11,800	11/5/16	1.86%	3-Month USD- CPURNSA Index	12,034	–	12,034
Deutsche Bank	8,200	1/28/17	2.36%	3-Month USD- CPURNSA Index	(187,432)	–	(187,432)
Deutsche Bank	AUD 8,400	6/18/19	3-Month AUD-LIBOR	4.00%	135,328	19,522	115,806
Deutsche Bank	€1,000	4/1/21	1-Month EUR- FRCPXTOB Index	2.15%	87,005	22,022	64,983
Deutsche Bank	$5,000	7/15/22	2.50%	3-Month USD- CPURNSA Index	(149,049)	102,720	(251,769)
Deutsche Bank	€5,600	7/25/23	1-Month EUR- FRCPXTOB Index	1.95%	241,954	47,448	194,506
Goldman Sachs	$3,900	4/15/16	1.73%	3-Month USD- CPURNSA Index	(1,167)	–	(1,167)
Goldman Sachs	23,000	4/15/16	1.73%	3-Month USD- CPURNSA Index	(6,880)	(48,721)	41,841
Goldman Sachs	BRL 44,100	1/2/17	BRL-CDI-Compounded	8.30%	(1,513,958)	21,518	(1,535,476)
Goldman Sachs	100	1/2/17	BRL-CDI-Compounded	10.91%	(633)	(27)	(606)
Goldman Sachs	$5,300	4/15/18	2.03%	3-Month USD- CPURNSA Index	(31,107)	–	(31,107)
Goldman Sachs	€5,200	4/1/21	1-Month EUR- FRCPXTOB Index	2.15%	452,421	67,598	384,823
JPMorgan Chase	BRL 18,900	1/2/15	BRL-CDI-Compounded	7.90%	(215,654)	(67,479)	(148,175)
Morgan Stanley	1,700	1/2/17	BRL-CDI-Compounded	8.22%	(60,999)	(90)	(60,909)
Royal Bank of Scotland	$7,800	10/31/16	1.93%	3-Month USD- CPURNSA Index	(9,064)	–	(9,064)
Royal Bank of Scotland	27,000	7/15/17	2.25%	3-Month USD- CPURNSA Index	(625,124)	(50,400)	(574,724)
Royal Bank of Scotland	9,700	7/15/17	2.25%	3-Month USD- CPURNSA Index	(224,582)	27,917	(252,499)
UBS	BRL 39,800	1/2/17	BRL-CDI-Compounded	8.15%	(1,466,902)	(39,489)	(1,427,413)

					$(3,443,237)	$310,663	$(3,753,900)

April 30, 2014	| Semi-Annual Report	81

Schedule of Investments

Fixed Income SHares: Series R

April 30, 2014 (unaudited) (continued)

Centrally cleared swap agreements:

	Notional Amount (000s)	Termination Date	Rate Type			Unrealized Appreciation (Depreciation)
Broker (Exchange)			Payments Made	Payments Received	Value
Barclays Bank (CME)	¥310,000	9/18/23	1.00%	6-Month JPY-LIBOR	$(76,632)	$(32,222)
Barclays Bank (CME)	$2,900	6/19/43	2.75%	3-Month USD-LIBOR	364,110	190,345
Barclays Bank (CME)	1,100	12/18/43	3.50%	3-Month USD-LIBOR	(24,863)	(63,891)
Barclays Bank (CME)	€500	9/17/44	2.75%	3-Month USD-LIBOR	(52,528)	(3,917)
Citigroup (CME)	$29,400	12/18/43	3.50%	3-Month USD-LIBOR	(664,521)	(1,927,361)
Citigroup (CME)	€800	9/17/44	2.75%	3-Month USD-LIBOR	(84,045)	(18,406)
Credit Suisse First Boston (CME)	¥810,000	9/18/23	1.00%	6-Month JPY-LIBOR	(200,233)	(152,486)
Credit Suisse First Boston (CME)	€3,400	1/29/24	2.00%	3-Month USD-LIBOR	(158,456)	(130,854)
Credit Suisse First Boston (CME)	$4,100	12/18/43	3.50%	3-Month USD-LIBOR	(92,671)	(241,838)
Credit Suisse First Boston (CME)	€3,100	9/17/44	2.75%	3-Month USD-LIBOR	(325,674)	(187,248)
Deutsche Bank (CME)	24,600	1/17/16	0.55%	3-Month USD-LIBOR	(90,144)	(60,180)
Morgan Stanley (CME)	¥620,000	9/18/23	1.00%	6-Month JPY-LIBOR	(153,265)	(116,261)
Morgan Stanley (CME)	$1,800	6/19/43	2.75%	3-Month USD-LIBOR	226,000	118,145
Morgan Stanley (CME)	€2,100	9/17/44	2.75%	3-Month USD-LIBOR	(220,618)	(104,781)

					$(1,553,540)	$(2,730,955)

(o)	Forward foreign currency contracts outstanding at April 30, 2014:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value April 30, 2014	Unrealized Appreciation (Depreciation)
Purchased:
12,090,000 Australian Dollar settling 5/2/14	Morgan Stanley	$11,217,402	$11,231,613	$14,211
2,574,454 Brazilian Real settling 5/5/14	Credit Suisse First Boston	1,082,522	1,154,593	72,071
8,725,274 Brazilian Real settling 5/5/14	UBS	3,724,607	3,913,117	188,510
8,725,274 Brazilian Real settling 6/3/14	UBS	3,891,042	3,877,571	(13,471)
32,133,000 Euro settling 5/2/14	Bank of America	44,459,508	44,579,696	120,188
1,880,406 Euro settling 7/30/14	Bank of America	2,598,063	2,608,306	10,243
748,801 Euro settling 7/30/14	Goldman Sachs	1,035,435	1,038,661	3,226
20,838,600 Indian Rupee settling 7/23/14	Deutsche Bank	340,000	339,726	(274)
23,309,200 Indian Rupee settling 7/23/14	Goldman Sachs	380,000	380,004	4
24,205,600 Indian Rupee settling 7/23/14	HSBC Bank	395,001	394,618	(383)
20,180,860 Indian Rupee settling 7/23/14	JPMorgan Chase	329,000	329,003	3
21,158,850 Indian Rupee settling 7/23/14	UBS	345,000	344,947	(53)
12,908,000 Mexican Peso settling 6/25/14	BNP Paribas	965,257	982,571	17,314
36,327,000 Mexican Peso settling 5/14/14	Citigroup	2,747,155	2,774,684	27,529
56,983,856 Mexican Peso settling 5/14/14	Goldman Sachs	4,360,731	4,352,470	(8,261)
2,638,800 Polish Zloty settling 7/30/14	BNP Paribas	869,686	866,818	(2,868)
4,630,189 Polish Zloty settling 7/30/14	HSBC Bank	1,527,712	1,520,968	(6,744)
Sold:
12,090,000 Australian Dollar settling 5/2/14	Bank of America	11,129,510	11,231,613	(102,103)
12,090,000 Australian Dollar settling 6/3/14	Morgan Stanley	11,192,463	11,207,028	(14,565)
2,574,454 Brazilian Real settling 5/5/14	Credit Suisse First Boston	1,151,366	1,154,593	(3,227)
8,725,274 Brazilian Real settling 5/5/14	UBS	3,923,234	3,913,117	10,117
1,160,000 British Pound settling 6/12/14	Deutsche Bank	1,929,793	1,957,917	(28,124)
649,000 British Pound settling 6/12/14	Goldman Sachs	1,087,410	1,095,421	(8,011)
681,000 Canadian Dollar settling 6/19/14	Citigroup	613,496	620,607	(7,111)
39,735,000 Danish Krone settling 5/13/14	Citigroup	7,298,334	7,386,053	(87,719)
32,133,000 Euro settling 6/3/14	Bank of America	44,456,006	44,576,690	(120,684)
12,683,000 Euro settling 5/2/14	Barclays Bank	17,415,684	17,595,751	(180,067)
623,871 Euro settling 7/30/14	BNP Paribas	869,686	865,371	4,315
4,921,000 Euro settling 5/2/14	Credit Suisse First Boston	6,786,369	6,827,146	(40,777)

82	Semi-Annual Report	| April 30, 2014

Schedule of Investments

Fixed Income SHares: Series R

April 30, 2014 (unaudited) (continued)

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value April 30, 2014	Unrealized Appreciation (Depreciation)
1,097,461 Euro settling 7/30/14	HSBC Bank	$1,527,712	$1,522,286	$5,426
14,529,000 Euro settling 5/2/14	Royal Bank of Scotland	20,015,571	20,156,798	(141,227)
583,978,770 Hungarian Forint settling 7/30/14	Bank of America	2,598,064	2,629,521	(31,457)
232,940,000 Hungarian Forint settling 7/30/14	Goldman Sachs	1,035,435	1,048,875	(13,440)
42,754,000 Japanese Yen settling 5/13/14	Citigroup	419,255	418,221	1,034
93,310,857 Mexican Peso settling 5/14/14	BNP Paribas	6,986,093	7,127,154	(141,061)
56,983,856 Mexican Peso settling 8/25/14	Goldman Sachs	4,325,971	4,316,621	9,350
1,191,000 New Zealand Dollar settling 6/3/14	BNP Paribas	1,016,128	1,024,284	(8,156)
1,191,000 New Zealand Dollar settling 5/2/14	HSBC Bank	1,029,275	1,026,999	2,276

				$(473,966)

(p)	At April 30, 2014, the Portfolio held $325,000 in cash as collateral and pledged cash collateral of $2,417,000 for derivative contracts. Cash collateral held may be invested in accordance with the Portfolio’s investment strategy.

(q)	The weighted average daily balance of reverse repurchase agreements during the six months ended April 30, 2014 was $18,766,909, at a weighted average interest rate of (0.11)%. There were no open reverse repurchase agreements at April 30, 2014.

(r)	The weighted average borrowing for sale-buybacks during the six months ended April 30, 2014 was $149,125,203 at a weighted average interest rate of 0.12%.

(s)	Fair Value Measurements-See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 4/30/14
Investments in Securities – Assets
U.S. Treasury Obligations	$–	$260,528,666	$–	$260,528,666
Sovereign Debt Obligations	–	60,061,243	–	60,061,243
Corporate Bonds & Notes	–	33,521,680	–	33,521,680
Mortgage-Backed Securities	–	21,685,796	–	21,685,796
Asset-Backed Securities	–	2,354,365	–	2,354,365
U.S. Government Agency Securities	–	477,885	–	477,885
Senior Loans	–	208,677	–	208,677
Short-Term Investments	–	7,691,852	–	7,691,852
Options Purchased:
Interest Rate Contracts	–	106,208	–	106,208
	–	386,636,372	–	386,636,372
Investment in Securities – Liabilities
Options Written, at value:
Credit Contracts	–	(28,325)	–	(28,325)
Foreign Exchange Contracts	–	(71,566)	–	(71,566)
Interest Rate Contracts	–	(111,354)	(81,293)	(192,647)
	–	(211,245)	(81,293)	(292,538)
Other Financial Instruments* – Assets
Credit Contracts	–	534,104	–	534,104
Foreign Exchange Contracts	–	485,817	–	485,817
Interest Rate Contracts	26,515	1,720,854	–	1,747,369
	26,515	2,740,775	–	2,767,290
Other Financial Instruments* – Liabilities
Credit Contracts	–	(130,357)	–	(130,357)
Foreign Exchange Contracts	–	(959,783)	–	(959,783)
Interest Rate Contracts	(352,660)	(8,205,709)	–	(8,558,369)
	(352,660)	(9,295,849)	–	(9,648,509)
Totals	$(326,145)	$379,870,053	$(81,293)	$379,462,615

April 30, 2014	| Semi-Annual Report	83

Schedule of Investments

Fixed Income SHares: Series R

April 30, 2014 (unaudited) (continued)

At April 30, 2014, there were no transfers between Levels 1 and 2.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended April 30, 2014, was as follows:

	Beginning Balance 10/31/13	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3**	Ending Balance 4/30/14
Investments in Securities – Assets
Mortgage-Backed Securities	$3,916,300	$ –	$(404,842)	$ –	$ –	$2,081	$ –	$(3,513,539)	$ –
Investments in Securities – Liabilities
Options Written:
Interest Rate Contracts	(48,704)	–	(47,288)	–	–	14,699	–	–	(81,293)
Totals	$3,867,596	$ –	$(452,130)	$ –	$ –	$16,780	$ –	$(3,513,539)	$(81,293)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at April 30, 2014.

	Ending Balance at 4/30/14	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities – Liabilities
Options Written:
Interest Rate Contracts	$(81,293)	Third-Party Pricing Vendor	Single Broker Quote	$(0.05) – $(0.71)

*	Other financial instruments are derivatives, such as futures contracts, swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

**	Transferred out of Level 3 into Level 2 because an evaluated price with observable inputs from an independent third-party vendor became available.

The net change in unrealized appreciation/depreciation of Level 3 investments held at April 30, 2014, was $14,699. Net change in unrealized appreciation/depreciation is reflected on the Statement of Operations.

(t)	The following is a summary of the derivative instruments categorized by risk exposure:

The effect of derivatives on the Statement of Assets and Liabilities at April 30, 2014:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Investments, at value (options purchased)	$106,208	$–	$–	$106,208
Unrealized appreciation of OTC swaps	1,412,364	467,022	–	1,879,386
Receivable for variation margin on centrally cleared swaps**	–	99,219	–	99,219
Receivable for variation margin on futures contracts*	229,450	–	–	229,450
Unrealized appreciation of forward foreign currency contracts	–	–	485,817	485,817
Total asset derivatives	$1,748,022	$566,241	$485,817	$2,800,080
Liability derivatives:
Unrealized depreciation of OTC swaps	$(5,166,264)	$(130,357)	$–	$(5,296,621)
Payable for variation margin on centrally cleared swaps**	(258,870)	–	–	(258,870)
Options written, at value	(192,647)	(28,325)	(71,566)	(292,538)
Payable for variation margin on futures contracts*	(1,248)	–	–	(1,248)
Unrealized depreciation of forward foreign currency contracts	–	–	(959,783)	(959,783)
Total liability derivatives	$(5,619,029)	$(158,682)	$(1,031,349)	$(6,809,060)

*	Included in net unrealized depreciation of $326,145 on futures contracts as reported in note (k) of the Notes to Schedule of Investments.

**	Included in net unrealized depreciation of $2,663,873 on centrally cleared swaps as reported in note (m) and (n) of the Notes to Schedule of Investments.

84	Semi-Annual Report	| April 30, 2014

Schedule of Investments

Fixed Income SHares: Series R

April 30, 2014 (unaudited) (continued)

The	effect of derivatives on the Statement of Operations for the six months ended April 30, 2014:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Investments (options purchased)	$(355,950)	$–	$–	$(355,950)
Futures contracts	1,091,217	–	–	1,091,217
Options written	1,277,349	–	–	1,277,349
Swaps	2,082,704	(24,669)	–	2,058,035
Foreign currency transactions (forward foreign currency contracts)	–	–	(238,743)	(238,743)
Total net realized gain (loss)	$4,095,320	$(24,669)	$(238,743)	$3,831,908
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$174,253	$–	$–	$174,253
Futures contracts	(1,564,031)	–	–	(1,564,031)
Options written	(628,042)	49,594	250,906	(327,542)
Swaps	(4,442,807)	463,156	–	(3,979,651)
Foreign currency transactions (forward foreign currency contracts)	–	–	(376,017)	(376,017)
Total net change in unrealized appreciation/depreciation	$(6,460,627)	$512,750	$(125,111)	$(6,072,988)

The average volume (measured at each fiscal quarter-end) of derivative activity during the six months ended April 30, 2014:

Options Purchased(3)	Options Written(1)	Options Written(3)	Futures Contracts(1)		Forward Foreign Currency Contracts(2)		Credit Default Swap Agreements(3)		Interest Rate Swap Agreements(3)
			Long	Short	Purchased	Sold	Buy	Sell
$4,899	122	$180,452	1,289	(43)	$53,295,825	$96,464,944	$4,000	$21,550	$172,967
€2,600		€ 32,667							AUD 2,800
BRL 104,600
€51,367
¥1,740,000

(1)	Number of contracts

(2)	U.S. $ Value on origination date

(3)	Notional Amount (in thousands)

April 30, 2014	| Semi-Annual Report	85

Schedule of Investments

Fixed Income SHares: Series R

April 30, 2014 (unaudited) (continued)

(4)	The following tables present by counterparty the Portfolio’s derivative assets and liabilities net of related collateral held by the Fund at April 30, 2014 which has not been offset in the Statement of Assets and Liabilities, but would be available for offset to the extent of a default by the counterparty to the transaction.

Financial Assets and Derivative Assets, and Collateral Received at April 30, 2014:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Paid (Received)		Net Amount
Foreign Currency Exchange Contracts
Bank of America	$130,431	$(130,431)	$–		$–
BNP Paribas	21,629	(21,629)	–		–
Citigroup	28,563	(28,563)	–		–
Credit Suisse First Boston	72,071	(44,004)	–		28,067
Goldman Sachs	12,580	(12,580)	–		–
HSBC Bank	7,702	(7,127)	–		575
JPMorgan Chase	3	(3)	–		–
Morgan Stanley	14,211	(14,211)	–		–
UBS	198,627	(198,627)	–		–
Swaps
Bank of America	81,865	(81,865)	–		–
BNP Paribas	478,243	(465,488)	(12,755	)#,##	–
Citigroup	139,606	(139,606)	–		–
Deutsche Bank	467,764	(467,599)	70,645	#,##	70,810
Goldman Sachs	426,664	(426,664)	–		–
HSBC Bank	88,378	–	(75,803	)#	12,575
JPMorgan Chase	71,823	(71,823)	–		–
Morgan Stanley	125,043	(61,263)	(63,780	)#	–
Totals	$2,365,203	$(2,171,483)	$(81,693)		$112,027

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Financial Assets Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset		Net Amount
Repurchase Agreement
State Street Bank & Trust Co.	$116,000	$(116,000	)†	$–

86	Semi-Annual Report	| April 30, 2014

Schedule of Investments

Fixed Income SHares: Series R

April 30, 2014 (unaudited) (continued)

Financial Liabilities and Derivative Liabilities, and Collateral Pledged at March 31, 2014:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)		Net Amount
Foreign Currency Exchange Contracts
Bank of America	$254,244	$(254,244)††	$–		$–
Barclays Bank	180,067	–			180,067
BNP Paribas	152,085	(152,085)	–		–
Citigroup	94,830	(94,830)	–		–
Credit Suisse First Boston	44,004	(44,004)	–		–
Deutsche Bank	28,398	(28,398)	–		–
Goldman Sachs	29,712	(29,712)	–		–
HSBC Bank	7,127	(7,127)	–		–
Morgan Stanley	14,565	(14,565)	–		–
Royal Bank of Scotland	141,227	(141,227)	–		–
UBS	13,524	(13,524)	–		–
Swaps
Bank of America	87,815	(89,274)††	1,459	#,##	–
BNP Paribas	335,032	(335,032)	–		–
Citigroup	350,891	(343,703)	13,964	#,##	21,152
Deutsche Bank	439,201	(439,201)	–		–
Goldman Sachs	1,610,898	(1,552,217)	(40,368	)#,##	18,313
JPMorgan Chase	148,175	(205,591)††	57,416	#,##	–
Morgan Stanley	60,909	(60,909)	–		–
Royal Bank of Scotland	836,287	(857,972)	92,483	#,##	70,798
UBS	1,427,413	(1,466,902)††	39,489	#	–
Totals	$6,256,404	$(6,130,517)	$164,443		$290,330

†	The actual collateral received is greater than the amount shown here due to over collateralization.

††	The actual collateral pledged is greater than the amount shown here due to over collateralization.

#	The amount includes upfront premiums received.

##	The amount includes upfront premiums paid.

April 30, 2014	| Semi-Annual Report	87

Schedule of Investments

Fixed Income SHares: Series R

April 30, 2014 (unaudited) (continued)

Glossary:

AUD	-	Australian Dollar
BRL	-	Brazilian Real
	£-	British Pound
CBOT	-	Chicago Board of Trade
CDI	-	Inter-Bank Deposit Certificate
CDX.IG	-	Credit Derivatives Index Investment Grade
CDX.IT	-	Credit Derivatives Index iTraxx
CLO	-	Collateralized Loan Obligation
CME	-	Chicago Mercantile Exchange
CMO	-	Collateralized Mortgage Obligation
CPURNSA	-	Consumer Price All Urban Non-Seasonally Adjusted Index
DKK	-	Danish Krone
EUR/€	-	Euro
EURIBOR	-	Euro Inter-Bank Offered Rate
FRCPXTOB	-	France CPI ex-Tobacco Index
ICE	-	Intercontinental Exchange
JPY/¥	-	Japanese Yen
LIBOR	-	London Inter-Bank Offered Rate
MBS	-	Mortgage-Backed Securities
MXN	-	Mexican Peso
NZD	-	New Zealand Dollar
OTC	-	Over-the-Counter

88	Semi-Annual Report	| April 30, 2014 |	See accompanying Notes to Financial Statements

Schedule of Investments

Fixed Income SHares: Series TE

April 30, 2014 (unaudited)

Principal Amount (000s)		Value
MUNICIPAL BONDS – 85.5%
	Arizona – 4.0%
$1,000	Phoenix Civic Improvement Corp. Rev., 5.00%, 7/1/28, Ser. A	$1,076,060
1,000	Salt River Project Agricultural Improvement & Power Dist. Rev., 5.00%, 12/1/30, Ser. A	1,144,730
175	State Univ. Rev., 5.00%, 7/1/25, Ser. A	201,789
1,000	Water Infrastructure Finance Auth. Rev., 4.25%, 10/1/19, Ser. A	1,149,550
		3,572,129
	Arkansas – 0.3%
260	Univ. of Arkansas Rev., 5.00%, 5/1/26, Ser. A	297,690
	California – 9.4%
2,000	Bay Area Toll Auth. Rev., 5.00%, 4/1/38, Ser. S-4	2,168,800
1,000	Bay Area Water Supply & Conservation Agcy. Rev., 5.00%, 10/1/26, Ser. A	1,168,880
500	Contra Costa Transportation Auth. Rev., 5.00%, 3/1/25, Ser. B	583,535
400	East Bay Municipal Utility Dist. Rev., 5.00%, 6/1/22, Ser. B	487,704
1,000	Health Facs. Financing Auth. Rev., St. Joseph Health System, 5.00%, 7/1/43, Ser. D (b)	1,181,200
500	Sutter Health, 5.25%, 8/15/22, Ser. A	565,630
100	Irvine, Special Assessment, 4.00%, 9/2/21	108,170
730	Los Angeles, GO, 5.00%, 9/1/22, Ser. B	880,117
250	Los Angeles Cnty. Public Works Financing Auth. Rev., 5.00%, 8/1/42	264,685
500	Los Angeles Department of Airports Rev., 5.00%, 5/15/29, Ser. B	565,155
200	San Francisco Bay Area Rapid Transit Dist. Rev., 5.00%, 7/1/24	228,724
100	Statewide Communities Dev. Auth. Rev., Sutter Health, 5.00%, 8/15/23, Ser. A	116,311
		8,318,911
	Colorado – 3.5%
500	Denver City & Cnty. School Dist. No. 1, GO, 5.00%, 12/1/26, Ser. B	580,825
2,125	Health Facs. Auth. Rev., Childrens Hospital, 5.00%, 12/1/33, Ser. A	2,273,367
250	State Board of Governors Rev., 5.00%, 3/1/18, Ser. A	286,393
		3,140,585
	Connecticut – 1.2%
1,000	Health & Educational Facs. Auth. Rev., Hartford Healthcare, 5.00%, 7/1/26, Ser. E	1,114,450
	Florida – 4.9%
1,300	Broward Cnty. Airport System Rev., 5.00%, 10/1/37, Ser. Q-1	1,360,775
555	Miami-Dade Cnty. Water & Sewer System Rev., 5.00%, 10/1/28, Ser. B	628,821
1,800	Municipal Power Agcy. Rev., St. Lucie Project, 5.00%, 10/1/26, Ser. A	2,041,344
250	State, GO, 5.00%, 7/1/25, Ser. B	293,427
		4,324,367
	Georgia – 1.2%
1,000	Atlanta Department of Aviation Rev., 5.00%, 1/1/42, Ser. B	1,059,920
	Kansas – 2.5%
2,000	Dev. Finance Auth. Rev., Adventist Health, 5.00%, 11/15/34, Ser. A	2,183,480
	Massachusetts – 5.0%
1,150	Bay Transportation Auth. Rev., 5.50%, 7/1/18, Ser. C	1,357,023
	School Building Auth. Rev.,
100	5.00%, 8/15/27, Ser. B	115,990
165	5.00%, 8/15/30, Ser. A	188,115
450	5.00%, 8/15/30, Ser. B	513,040

April 30, 2014	| Semi-Annual Report	89

Schedule of Investments

Fixed Income SHares: Series TE

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
	Massachusetts (continued)
$2,000	State College Building Auth. Rev., 5.00%, 5/1/28, Ser. A	$2,316,520
		4,490,688
	Minnesota – 1.3%
1,000	Anoka-Hennepin Independent School Dist. No. 11, GO, 5.00%, 2/1/19, Ser. A	1,156,030
	Missouri – 1.0%
750	Metropolitan St. Louis Sewer Dist. Rev., 5.00%, 5/1/23, Ser. B	896,408
	Nebraska – 0.3%
200	Omaha Public Power Dist. Rev., 5.00%, 2/1/25, Ser. A	233,444
	New Jersey – 4.6%
1,000	Economic Dev. Auth. Rev., 5.00%, 3/1/24	1,156,490
1,000	Health Care Facs. Financing Auth. Rev., Robert Wood Johnson Univ. Hospital, 5.25%, 7/1/35	1,082,230
	State Turnpike Auth. Rev.,
175	5.00%, 1/1/21, Ser. B	205,651
1,300	5.00%, 1/1/31, Ser. A	1,434,342
210	Transportation Trust Fund Auth. Rev., 5.50%, 6/15/41, Ser. A	230,820
		4,109,533
	New York – 10.9%
	Metropolitan Transportation Auth. Rev.,
165	5.00%, 11/15/27, Ser. D	183,917
1,340	5.00%, 11/15/28, Ser. A	1,534,903
125	New York City, GO, 5.00%, 8/1/23, Ser. I	146,407
	New York City Trust for Cultural Res. Rev., Wildlife Conservation Society, Ser. A,
200	5.00%, 8/1/24	235,592
365	5.00%, 8/1/25	424,466
	State Dormitory Auth. Rev., Ser. A,
1,725	5.00%, 12/15/26	2,000,655
170	5.00%, 3/15/27	193,763
1,130	Tompkins Cnty. Dev. Corp. Rev., Tompkins Cortland Community College, 5.00%, 7/1/20	1,209,507
	Triborough Bridge & Tunnel Auth. Rev.,
300	5.00%, 11/15/25, Ser. A	350,502
2,000	5.00%, 11/15/27, Ser. B	2,320,340
1,000	5.00%, 11/15/29, Ser. A	1,120,170
		9,720,222
	North Carolina – 4.6%
1,000	Cary Combined Utility Systems Rev., 5.00%, 12/1/24	1,202,060
100	Charlotte-Mecklenburg Hospital Auth. Rev., 5.00%, 1/15/28, Ser. A	111,897
1,250	Raleigh Combined Enterprise System Rev., 5.00%, 3/1/24, Ser. A	1,503,675
100	State Rev., 5.00%, 5/1/26, Ser. C	115,731
1,000	Turnpike Auth. Rev., 5.00%, 7/1/24	1,162,840
		4,096,203
	Ohio – 6.7%
4,000	Air Quality Dev. Auth. Rev., 3.75%, 12/1/23 (b)	4,081,840
900	Cleveland Department of Public Utilities Division of Water Rev., 5.00%, 1/1/24, Ser. X	1,056,546
450	Higher Educational Fac. Commission Rev., Western Univ., 5.00%, 12/1/21, Ser. A	532,273
250	State Rev., 5.00%, 12/15/24, Ser. 1	288,868
		5,959,527

90	Semi-Annual Report	| April 30, 2014

Schedule of Investments

Fixed Income SHares: Series TE

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
	Oklahoma – 0.4%
$300	Water Res. Board Rev., 5.00%, 4/1/22, Ser. B	$353,115
	Pennsylvania – 2.7%
100	Monroeville Finance Auth. Rev., 5.00%, 2/15/22	117,336
1,000	River Port Auth. Rev., 5.00%, 1/1/23	1,105,630
1,000	Turnpike Commission Rev., 5.00%, 12/1/20, Ser. B	1,155,720
		2,378,686
	Tennessee – 0.4%
100	Metropolitan Gov’t of Nashville & Davidson Cnty., GO, 5.00%, 7/1/23	119,642
200	Tennessee Energy Acquisition Corp. Rev., 5.25%, 9/1/24, Ser. A	224,560
		344,202
	Texas – 9.4%
300	Dallas, GO, 5.00%, 2/15/23	358,554
500	Dallas/Fort Worth International Airport Rev., 5.00%, 11/1/27, Ser. B	565,250
	Harris Cnty., GO,
250	5.00%, 8/15/26	291,177
1,580	5.125%, 8/15/24	1,926,968
200	La Joya Independent School Dist., GO, 5.00%, 2/15/27 (GTD-PSF)	232,140
750	Lower River Auth. Rev., 5.00%, 5/15/33, Ser. A	805,320
175	North Texas Tollway Auth. Rev., 5.00%, 1/1/28, Ser. B	192,488
250	San Antonio Public Facs. Corp. Rev., 5.00%, 9/15/25	288,523
	Texas Municipal Gas Acquisition & Supply Corp. I Rev.,
1,000	5.25%, 12/15/23, Ser. A	1,132,150
2,000	6.25%, 12/15/26, Ser. D	2,420,040
100	Texas Municipal Gas Acquisition & Supply Corp. III Rev., 5.00%, 12/15/26	107,220
		8,319,830
	Utah – 1.3%
1,000	Intermountain Power Agcy. Rev., 5.00%, 7/1/23, Ser. A	1,120,730
	Virginia – 6.7%
560	College Building Auth. Rev., 5.00%, 2/1/25	654,500
2,315	Loudoun Cnty., GO, 5.00%, 12/1/27, Ser. A	2,718,041
1,000	Public Building Auth. Rev., 5.00%, 8/1/25, Ser. A	1,179,740
1,000	Public School Auth. Rev., 5.00%, 8/1/21, Ser. A	1,203,460
175	Virginia Resource Auth. Rev., 5.00%, 11/1/26, Ser. A	206,224
		5,961,965
	Washington – 1.9%
1,250	Central Puget Sound Regional Transit Auth. Rev., 5.00%, 2/1/24, Ser. P-1	1,467,637
200	State, GO, 5.00%, 1/1/28, Ser. C	222,614
		1,690,251
	Wisconsin – 1.3%
1,000	WPPI Energy Rev., 5.00%, 7/1/25, Ser. A	1,166,010
Total Municipal Bonds (cost-$75,541,429)		76,008,376
	U.S. Treasury Obligations – 0.7%
600	U.S. Treasury Notes, 0.094%, 4/30/16 (b) (cost-$600,000)	600,000
Short-Term Investments – 13.7%
	U.S. Government Agency Securities (c) – 7.8%
	Federal Home Loan Bank Discount Notes,
400	0.079%, 10/8/14	399,929

April 30, 2014	| Semi-Annual Report	91

Schedule of Investments

Fixed Income SHares: Series TE

April 30, 2014 (unaudited) (continued)

Principal Amount (000s)		Value
	U.S. Government Agency Securities (c) (continued)
$300	0.086%, 7/16/14	$299,981
3,200	0.091%, 7/18/14	3,199,792
3,100	0.101%, 7/30/14	3,099,767
Total U.S. Government Agency Securities (cost-$6,998,409)		6,999,469
	Repurchase Agreements – 5.2%
4,600	Goldman Sachs,
	dated 4/30/14, 0.05%, due 5/1/14,
	proceeds $4,600,006; collateralized by
	Freddie Mac, 3.50%, due 9/1/42,
	valued at $4,739,126 including accrued interest (cost-$4,600,000)	4,600,000
	U.S. Treasury Obligations – 0.7%
607	U.S. Treasury Bills, 0.048%, 10/16/14 (a)(c) (cost-$606,866)	606,890
Total Short-Term Investments (cost-$12,205,275)		12,206,359
Total Investments (cost-$88,346,704) – 99.9%		88,814,735
Other assets less liabilities – 0.1%		70,942
Net Assets – 100.0%		$88,885,677

Industry classification of portfolio holdings as a percentage of net assets was as follows:

Revenue Bonds:
Electric Power & Light Revenue	12.0%
Highway Revenue Tolls	10.0
Health, Hospital & Nursing Home Revenue	9.7
Water Revenue	8.6
Miscellaneous Revenue	7.7
Port, Airport & Marina Revenue	6.6
College & University Revenue	5.4
Sales Tax Revenue	5.1
Natural Gas Revenue	4.4
Income Tax Revenue	2.4
Miscellaneous Taxes	1.7
Sewer Revenue	1.0
Lease (Appropriation)	0.3
Lease (Abatement)	0.3
Transit Revenue	0.2

Total Revenue Bonds		75.4%
General Obligation		10.0
U.S. Government Agency Securities		7.8
Repurchase Agreements		5.2
U.S. Treasury Obligations		1.4
Special Assessment		0.1
Other assets less liabilities		0.1

Net Assets		100.0%

Notes to Schedule of Investments:

(a)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.

(b)	Variable or Floating Rate Security–Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on April 30, 2014.

92	Semi-Annual Report	| April 30, 2014

Schedule of Investments

Fixed Income SHares: Series TE

April 30, 2014 (unaudited) (continued)

(c)	Rates reflect the effective yields at purchase date.

(d)	Futures contracts outstanding at April 30, 2014:

	Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Depreciation
Short:	30-Year U.S. Treasury Bond Futures	(140)	$(18,869)	6/19/14	$(21,997)

(e)	Interest rate swap agreements outstanding at April 30, 2014:

Centrally cleared swap agreements:

Broker (Exchange)	Notional Amount (000s)	Termination Date	Rate Type		Value	Unrealized Depreciation
			Payments Made	Payments Received
Morgan Stanley (CME)	$8,000	12/18/43	3.50%	3-Month USD-LIBOR	$(180,822)	$(573,142)

(f)	Fair Value Measurements-See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 4/30/14
Investments in Securities – Assets
Municipal Bonds	$–	$76,008,376	$–	$76,008,376
U.S. Treasury Obligations	–	600,000	–	600,000
Short-Term Investments	–	12,206,359	–	12,206,359
	–	88,814,735	–	88,814,735
Other Financial Instruments* – Liabilities
Interest Rate Contracts	(21,997)	(573,142)	–	(595,139)
Totals	$(21,997)	$88,241,593	$–	$88,219,596

At April 30, 2014, there were no transfers between Levels 1 and 2.

*	Other financial instruments are derivatives, such as futures contracts and swap agreements, which are valued at the unrealized appreciation (depreciation) of the instrument.

(g)	The following is a summary of the derivative instruments categorized by risk exposure:

The effect of derivatives on the Statement of Assets and Liabilities at April 30, 2014:

Location	Interest Rate Contracts
Liability derivatives:
Payable for variation margin on centrally cleared swaps**	$(48,560)
Payable for variation margin on futures contracts*	(21,997)

Total liability derivatives	$(70,557)

*	Included in net unrealized depreciation of $21,997 on futures contracts as reported in note (d) of the Notes to Schedule of Investments.

**	Included in net unrealized depreciation of $573,142 on centrally cleared swaps as reported in note (e) of the Notes to Schedule of Investments.

April 30, 2014	| Semi-Annual Report	93

Schedule of Investments

Fixed Income SHares: Series TE

April 30, 2014 (unaudited) (continued)

The effect of derivatives on the Statement of Operations for the six months ended April 30, 2014:

Location	Interest Rate Contracts
Net realized loss on:
Swaps	$(121)

Net change in unrealized appreciation/depreciation of:
Futures contracts	$(21,997)
Swaps	(573,142)

Total net change in unrealized appreciation/depreciation	$(595,139)

The average volume (measured at each fiscal quarter-end) of derivative activity during the six months ended April 30, 2014:

Futures Contracts(1)	Interest Rate Swap Agreements(2)
Short
(47)	$5,333

(1)	Number of contracts

(2)	Notional Amount (in thousands)

(h)	The following tables present by counterparty the Portfolio’s derivative assets and liabilities net of related collateral held by the Fund at April 30, 2014 which has not been offset in the Statement of Assets and Liabilities, but would be available for offset to the extent of a default by the counterparty to the transaction.

Financial Assets and Derivative Assets, and Collateral Received at April 30, 2014:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Financial Assets Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset		Net Amount
Repurchase Agreement
Goldman Sachs	$4,600,000	$(4,600,000	)†	$–

†	The actual collateral received is greater than the amount shown here due to over collateralization.

Glossary:

CME	-	Chicago Mercantile Exchange
GO	-	General Obligation Bond
GTD	-	Guaranteed
LIBOR	-	London Inter-Bank Offered Rate
PSF	-	Public School Fund

94	Semi-Annual Report	| April 30, 2014 |	See accompanying Notes to Financial Statements

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April 30, 2014	| Semi-Annual Report	95

Statements of Assets and Liabilities

AllianzGI Managed Accounts Trust

April 30, 2014 (unaudited)

	Series C	Series LD	Series M	Series R	Series TE
Assets:
Investments, at value (cost-$2,776,474,033, $8,915,735, $5,140,307,995, $385,695,450 and $88,346,704, respectively)	$2,961,683,274	$8,969,962	$5,256,863,906	$386,636,372	$88,814,735
Cash	1,101,663	–	192,689	21,437	528,095
Foreign currency, at value (cost-$3,103,095, $2,120, $2,910,135, $1,130,666 and $0, respectively)	3,160,123	2,092	2,938,711	1,134,038	–
Receivable for investments sold	75,494,622	5,428,209	657,209,928	30,152,474	–
Interest receivable	31,069,897	70,457	27,506,591	1,493,060	996,252
Unrealized appreciation of OTC swaps	25,432,230	413	4,194,788	1,879,386	–
Swap premiums paid	9,529,782	–	217,741	572,741	–
Unrealized appreciation of forward foreign currency contracts	4,695,255	2,629	1,980,429	485,817	–
Receivable for shares of beneficial interest sold	2,332,790	114,746	2,992,481	93,295	122,924
Receivable for variation margin on futures contracts	893,963	319	1,893,107	229,450	–
Deposits with brokers for derivatives collateral	9,000	7,000	8,524,000	2,417,000	–
Receivable for variation margin on centrally cleared swaps	1,954	–	–	99,219	–
Receivable for principal paydowns	124	22,157	45,361	513	–
Receivable from broker	–	–	183,585	–	–
Receivable for terminated swaps	–	–	–	169,728	–
Unsettled reverse repurchase agreements	–	–	255,637,500	–	–
Prepaid expenses	17,041	–	17,041	–	–
Total Assets	3,115,421,718	14,617,984	6,220,397,858	425,384,530	90,462,006

Liabilities:
Payable for investments purchased	21,895,661	5,025,282	1,703,904,425	16,995,551	1,219,067
Payable for reverse repurchase agreements	–	854,000	1,433,251,500	–	–
Payable for shares of beneficial interest redeemed	4,041,546	–	3,926,918	556,956	119,440
Payable to custodian for cash overdraft	–	291,038	–	–	–
Payable to brokers for cash collateral received	28,482,000	–	16,130,000	325,000	–
Payable for variation margin on centrally cleared swaps	1,797,320	–	2,799,063	258,870	48,560
Payable to broker	221,016	–	–	–	–

96	Semi-Annual Report	| April 30, 2014 |	See accompanying Notes to Financial Statements

Statements of Assets and Liabilities

AllianzGI Managed Accounts Trust

April 30, 2014 (unaudited) (continued)

	Series C	Series LD	Series M	Series R	Series TE
Payable for terminated swaps	$–	$–	$–	$67,023	$–
Payable for variation margin on futures contracts	32,913	–	2,317,000	1,248	21,997
Payable for sale-buyback financing transactions	–	–	134,821,284	152,074,958	–
Securities sold short, at value (proceeds received-$48,108,281, $99,526, $0, $0 and $0, respectively)	48,517,548	99,816	–	–	–
Unrealized depreciation of forward foreign currency contracts	11,476,032	14,306	978,534	959,783	–
Dividends payable	9,626,466	11,948	7,641,870	725,726	167,265
Swap premiums received	6,057,214	938	461,269	750,774	–
Unrealized depreciation of OTC swaps	572,360	–	8,541,547	5,296,621	–
Options written, at value (premiums received-$2,457,212, $0, $5,302,335, $955,930 and $0, respectively)	296,221	–	1,066,661	292,538	–
Interest payable for cash collateral received	237	138	135	3	–
Interest payable for reverse repurchase agreements	–	28	29,698	–	–
Total Liabilities	133,016,534	6,297,494	3,315,869,904	178,305,051	1,576,329
Net Assets	$2,982,405,184	$8,320,490	$2,904,527,954	$247,079,479	$88,885,677

Net Assets Consist of:
Shares of beneficial interest of $0.001 par value (unlimited number authorized)	$243,524	$820	$271,029	$23,871	$9,046
Paid-in-capital in excess of par	2,854,038,167	8,219,812	2,790,631,383	269,585,065	89,039,972
Undistributed net investment income	5,322,386	693	6,150,554	1,084,474	64,280
Accumulated net realized gain (loss)	(66,780,118)	56,325	33,900,730	(18,351,162)	(100,513)
Net unrealized appreciation (depreciation)	189,581,225	42,840	73,574,258	(5,262,769)	(127,108)
Net Assets	$2,982,405,184	$8,320,490	$2,904,527,954	$247,079,479	$88,885,677
Shares Outstanding	243,524,020	819,740	271,029,437	23,870,823	9,045,721
Net Asset Value, Offering Price and Redemption Price Per Share	$12.25	$10.15	$10.72	$10.35	$9.83

See accompanying Notes to Financial Statements	| April 30, 2014 |	Semi-Annual Report	97

Statements of Operations

AllianzGI Managed Accounts Trust

Period or Six Months ended April 30, 2014 (unaudited)

	Series C	Series LD*	Series M	Series R	Series TE
Investment Income:
Interest**	$64,978,839	$34,460	$55,085,196	$3,849,703	$1,009,515
Miscellaneous	3,967	–	58,065	–	–
Total Investment Income	64,982,806	34,460	55,143,261	3,849,703	1,009,515

Expenses:
Interest	253,245	176	264,882	94,625	–
Miscellaneous	–	–	36	–	–
Total Expenses	253,245	176	264,918	94,625	–

Net Investment Income	64,729,561	34,284	54,878,343	3,755,078	1,009,515

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(43,607,341)	56,593	25,993,247	(1,091,808)	(4,150)
Futures contracts	8,991,905	824	54,940	1,091,217	–
Options written	8,544,783	239	21,650,470	1,277,349	–
Swaps	(29,590,198)	86	(12,167,855)	2,058,035	(121)
Foreign currency transactions	(5,798,730)	(1,417)	5,334,168	(292,344)	–
Net change in unrealized appreciation/depreciation of:
Investments	51,293,055	54,227	(513,351)	2,125,624	2,159,978
Securities sold short	(350,203)	(290)	–	–	–
Futures contracts	(11,549,067)	110	(14,922,000)	(1,564,031)	(21,997)
Options written	151,806	–	(6,970,773)	(327,542)	–
Swaps	17,364,326	413	(12,532,429)	(3,979,651)	(573,142)
Foreign currency transactions	1,968,151	(11,620)	(829,143)	(353,915)	–
Net realized and change in unrealized gain (loss)	(2,581,513)	99,165	5,097,274	(1,057,066)	1,560,568
Net Increase in Net Assets Resulting from Investment Operations	$62,148,048	$133,449	$59,975,617	$2,698,012	$2,570,083
**Including foreign withholding taxes of:	(4,134)	–	–	–	–

* For the period December 23, 2013 (commencement of operations) through April 30, 2014.

98	Semi-Annual Report	| April 30, 2014 |	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

AllianzGI Managed Accounts Trust

	Series C
	Six Months ended April 30, 2014 (unaudited)	Year ended October 31, 2013
Investment Operations:
Net investment income	$64,729,561	$171,734,858
Net realized gain (loss)	(61,459,581)	247,851,712
Net change in unrealized appreciation/depreciation	58,878,068	(318,536,731)
Net increase in net assets resulting from investment operations	62,148,048	101,049,839

Dividends and Distributions to Shareholders from:
Net investment income	(69,975,738)	(252,691,443)
Net realized gains	(205,507,950)	(28,713,093)
Total dividends and distributions to shareholders	(275,483,688)	(281,404,536)

Share Transactions:
Net proceeds from the sale of shares	567,339,495	1,005,089,507
Cost of shares redeemed	(632,649,114)	(1,582,526,880)
Net decrease in net assets from share transactions	(65,309,619)	(577,437,373)
Total decrease in net assets	(278,645,259)	(757,792,070)

Net Assets:
Beginning of period	3,261,050,443	4,018,842,513
End of period*	$2,982,405,184	$3,261,050,443
*Including undistributed net investment income of:	$5,322,386	$10,568,563

Shares Issued and Redeemed:
Issued	45,555,685	75,594,711
Redeemed	(50,725,230)	(119,237,180)
Net Decrease	(5,169,545)	(43,642,469)

See accompanying Notes to Financial Statements	| April 30, 2014 |	Semi-Annual Report	99

Statements of Changes in Net Assets

AllianzGI Managed Accounts Trust

Series LD
Period from December 23, 2013** through April 30, 2014 (unaudited)
Investment Operations:
Net investment income	$34,284
Net realized gain	56,325
Net change in unrealized appreciation/depreciation	42,840
Net increase in net assets resulting from investment operations	133,449

Dividends to Shareholders from:
Net investment income	(33,591)

Share Transactions:
Net proceeds from the sale of shares	5,222,252
Cost of shares redeemed	(1,620)
Net increase in net assets from share transactions	5,220,632
Total increase in net assets	5,320,490

Net Assets:
Beginning of period	3,000,000
End of period*	$8,320,490
*Including undistributed net investment income of:	$693

Shares Issued and Redeemed:
Issued	819,900
Redeemed	(160)
Net Increase	819,740

** Commencement of operations.

100	Semi-Annual Report	| April 30, 2014 |	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

AllianzGI Managed Accounts Trust

	Series M
	Six Months ended April 30, 2014 (unaudited)	Year ended October 31, 2013
Investment Operations:
Net investment income	$54,878,343	$116,509,038
Net realized gain	40,864,970	129,621,830
Net change in unrealized appreciation/depreciation	(35,767,696)	(209,794,999)
Net increase in net assets resulting from investment operations	59,975,617	36,335,869

Dividends and Distributions to Shareholders from:
Net investment income	(47,475,585)	(153,919,510)
Net realized gains	(50,577,866)	–
Total dividends and distributions to shareholders	(98,053,451)	(153,919,510)

Share Transactions:
Net proceeds from the sale of shares	530,194,656	954,104,263
Cost of shares redeemed	(584,519,004)	(1,827,599,582)
Net decrease in net assets from share transactions	(54,324,348)	(873,495,319)
Total decrease in net assets	(92,402,182)	(991,078,960)

Net Assets:
Beginning of period	2,996,930,136	3,988,009,096
End of period*	$2,904,527,954	$2,996,930,136
*Including undistributed (dividends in excess of) net investment income of:	$6,150,554	$(1,252,204)

Shares Issued and Redeemed:
Issued	49,520,669	86,881,849
Redeemed	(54,483,358)	(166,386,495)
Net Decrease	(4,962,689)	(79,504,646)

See accompanying Notes to Financial Statements	| April 30, 2014 |	Semi-Annual Report	101

Statements of Changes in Net Assets

AllianzGI Managed Accounts Trust

	Series R
	Six Months ended April 30, 2014 (unaudited)	Year ended October 31, 2013
Investment Operations:
Net investment income	$3,755,078	$10,725,951
Net realized gain	3,042,449	2,648,849
Net change in unrealized appreciation/depreciation	(4,099,515)	(42,388,608)
Net increase (decrease) in net assets resulting from investment operations	2,698,012	(29,013,808)

Dividends and Distributions to Shareholders from:
Net investment income	(1,516,700)	(10,834,508)
Net realized gains	(7,339,502)	(34,897,070)
Total dividends and distributions to shareholders	(8,856,202)	(45,731,578)

Share Transactions:
Net proceeds from the sale of shares	26,175,081	183,493,231
Cost of shares redeemed	(123,096,417)	(361,307,822)
Net decrease in nets assets from share transactions	(96,921,336)	(177,814,591)
Total decrease in net assets	(103,079,526)	(252,559,977)

Net Assets:
Beginning of period	350,159,005	602,718,982
End of period*	$247,079,479	$350,159,005
*Including undistributed (dividends in excess of) net investment income of:	$1,084,474	$(1,153,904)

Shares Issued and Redeemed:
Issued	2,577,210	16,264,728
Redeemed	(11,988,918)	(33,504,463)
Net Decrease	(9,411,708)	(17,239,735)

102	Semi-Annual Report	| April 30, 2014 |	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

AllianzGI Managed Accounts Trust

	Series TE
	Six Months ended April 30, 2014 (unaudited)	Year ended October 31, 2013
Investment Operations:
Net investment income	$1,009,515	$902,893
Net realized loss	(4,271)	(90,885)
Net change in unrealized appreciation/depreciation	1,564,839	(1,734,314)
Net increase (decrease) in net assets resulting from investment operations	2,570,083	(922,306)

Dividends to Shareholders from:
Net investment income	(945,243)	(902,893)

Share Transactions:
Net proceeds from the sale of shares	33,436,605	70,208,582
Cost of shares redeemed	(11,769,835)	(12,239,806)
Net increase in net assets from share transactions	21,666,770	57,968,776
Total increase in net assets	23,291,610	56,143,577

Net Assets:
Beginning of period	65,594,067	9,450,490
End of period*	$88,885,677	$65,594,067
*Including undistributed net investment income of:	$64,280	$8

Shares Issued and Redeemed:
Issued	3,461,577	7,125,971
Redeemed	(1,220,416)	(1,267,512)
Net Increase	2,241,161	5,858,459

See accompanying Notes to Financial Statements	| April 30, 2014 |	Semi-Annual Report	103

Statements of Cash Flows†

AllianzGI Managed Accounts Trust

Period or Six Months ended April 30, 2014 (unaudited)

	Series C	Series LD(1)	Series M	Series R
Increase (decrease) in Cash and Foreign Currency from:

Cash Flows provided by (used for) Operating Activities:
Net increase in net assets resulting from investment operations	$62,148,048	$133,449	$59,975,617	$2,698,012

Adjustments to Reconcile Net Increase in Net Assets Resulting from Investment Operations to Net Cash provided by (used for) Operating Activities:
Purchases of long-term investments	(4,445,145,689)	(437,924,466)	(18,394,597,091)	(1,664,678,223)
Proceeds from sales of long-term investments	5,889,895,396	430,045,350	17,092,528,232	1,766,368,179
(Purchases) sales of short-term portfolio investments, net	(319,630,377)	(1,004,421)	(30,039,574)	26,274,921
Net change in unrealized appreciation/depreciation	(58,878,068)	(42,840)	35,767,696	4,099,515
Net realized (gain) loss	61,459,581	(56,325)	(40,864,970)	(3,042,449)
Net amortization/accretion on investments	7,627,883	24,633	4,772,543	992,483
Proceeds for securities sold short	19,256,250	99,526	–	–
Increase in receivable for investments sold	(4,717,924)	(5,428,209)	(422,206,764)	(16,794,974)
(Increase) decrease in interest and dividends receivable	9,383,324	(70,457)	(5,448,035)	582,152
(Increase) decrease in receivable for principal paydown	(2)	(22,157)	122,149	1,080
Proceeds from futures contracts transactions	(3,574,574)	615	(12,931,552)	(676,072)
(Increase) decrease in deposits with brokers for derivatives collateral	17,282,000	(7,000)	33,897,000	(351,000)
Increase in receivable from broker	–	–	(4,269)	–
Increase (decrease) in payable for investments purchased	(20,193,026)	5,025,282	529,692,696	7,217,621
Increase (decrease) in payable to brokers for cash collateral received	6,940,000	–	2,046,000	(1,119,000)
Net cash provided by (used for) swap transactions	(30,405,206)	1,024	(20,205,341)	(856,612)
Net cash provided by (used for) foreign currency transactions	(5,713,764)	(1,359)	5,373,584	(270,083)
Increase (decrease) in interest payable for reverse repurchase agreements	(3,718)	28	29,698	(1,296)
Increase (decrease) in interest payable on cash collateral received	(117)	138	(96)	(26)
Net cash provided by (used for) operating activities*	1,185,730,017	(9,227,189)	(1,162,092,477)	120,444,228

104	Semi-Annual Report	| April 30, 2014 |	See accompanying Notes to Financial Statements

Statements of Cash Flows†

AllianzGI Managed Accounts Trust

Period or Six Months ended April 30, 2014 (unaudited) (continued)

	Series C	Series LD(1)	Series M	Series R

Cash Flows provided by (used for) Financing Activities:
Payments for reverse repurchase agreements	$(2,017,778,777)	$(2,438,000)	$(7,555,378,575)	$(123,376,876)
Proceeds on reverse repurchase agreements	1,709,133,777	3,292,000	8,988,630,075	28,478,375
Increase in unsettled reverse repurchase agreements	–	–	(255,637,500)	–
Cash Dividends Paid	(279,594,708)	(21,643)	(99,526,585)	(8,645,199)
Proceeds from shares of beneficial interest sold	570,495,763	5,107,506	532,185,839	26,629,586
Payment on shares of beneficial interest redeemed	(631,918,512)	(1,620)	(583,703,139)	(122,695,727)
Increase (decrease) in payable to custodian for cash overdraft	–	291,038	(39,298)	–
Proceeds on sale-buyback financing transactions	(3,588,765,161)	–	(4,361,972,276)	(1,423,413,353)
Payments for sale-buyback financing transactions	3,055,701,984	–	4,498,931,120	1,503,336,649
Net cash provided by (used for) financing activities	(1,182,725,634)	6,229,281	1,163,489,661	(119,686,545)
Net increase (decrease) in cash and foreign currency	3,004,383	(2,997,908)	1,397,184	757,683
Cash and foreign currency, at beginning of period	1,257,403	3,000,000	1,734,216	397,792
Cash and foreign currency, at end of period	$4,261,786	$2,092	$3,131,400	$1,155,475

*Cash paid for interest primarily related to participation in reverse repurchase agreement transactions was $257,080, $10, $235,280, and $95,947, respectively.

(1) For the period December 23, 2013 (commencement of operations) through April 30, 2014.

† Statement of Cash Flows is not required for Series TE.

See accompanying Notes to Financial Statements	| April 30, 2014 |	Semi-Annual Report	105

Financial Highlights

Fixed Income SHares: Series C

For a share outstanding throughout each period:

	Six Months ended April 30, 2014 (unaudited)		Year ended October 31,
			2013		2012		2011		2010		2009
Net asset value, beginning of period	$13.11		$13.75		$12.71		$14.05		$13.83		$11.50
Investment Operations:
Net investment income	0.26		0.60		0.65		0.78		0.75		0.83
Net realized and change in unrealized gain (loss)	(0.01)		(0.24)		1.06		(0.46)		1.93		3.86
Total from investment operations	0.25		0.36		1.71		0.32		2.68		4.69
Dividends and Distributions to Shareholders from:
Net investment income	(0.28)		(0.90)		(0.67)		(1.25)		(1.67)		(1.36)
Net realized gains	(0.83)		(0.10)		–		(0.41)		(0.79)		(1.00)
Total dividends and distributions to shareholders	(1.11)		(1.00)		(0.67)		(1.66)		(2.46)		(2.36)
Net asset value, end of period	$12.25		$13.11		$13.75		$12.71		$14.05		$13.83
Total Investment Return (1)	2.07%		2.72%		13.79%		2.75%		22.40%		45.84%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$2,982,405		$3,261,050		$4,018,843		$3,680,966		$3,345,203		$2,893,227
Ratio of operating expenses to average net assets, including interest expense (2)	0.02	%(4)	0.00	%(3)	0.00	%(3)	0.00	%(3)	0.00	%(3)	0.01%
Ratio of operating expenses to average net assets, excluding interest expense (2)	0.00	%(4)	0.00	%(3)	0.00%		0.00%		0.00%		0.00%
Ratio of net investment income to average net assets (2)	4.16	%(4)	4.65%		4.87%		5.72%		5.70%		6.71%
Portfolio turnover rate	41%		149%		83%		178%		164%		683%

(1)	The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or “wrap fee” charges. Total investment return for a period of less than one year is not annualized.
(2)	Reflects the fact that no fees or expenses are incurred. The Portfolios are an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with Series C, the Investment Manager or the Sub-Adviser. Participants in these programs pay a “wrap” fee to the sponsor of the program.
(3)	Less than 0.005%.
(4)	Annualized.

106	Semi-Annual Report	| April 30, 2014 |	See accompanying Notes to Financial Statements

Financial Highlights

Fixed Income SHares: Series LD

For a share outstanding throughout each period:

Period from December 23, 2013* through April 30, 2014 (unaudited)
Net asset value, beginning of period	$10.00
Investment Operations:
Net investment income	0.05
Net realized and change in unrealized gain	0.15
Total from investment operations	0.20
Dividends to Shareholders from Net Investment Income	(0.05)
Net asset value, end of period	$10.15
Total Investment Return (1)	2.03%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$8,320
Ratio of operating expenses to average net assets, including interest expense (2)(3)	0.01%
Ratio of operating expenses to average net asset excluding interest expense (2)(3)	0.00%
Ratio of net investment income to average net assets (2)(3)	1.64%
Portfolio turnover rate	8,531%

*	Commencement of operations.
(1)	The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or “wrap fee” charges. Total investment return for a period of less than one year is not annualized.
(2)	Reflects the fact that no fees or expenses are incurred. The Portfolios are an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with Series LD, the Investment Manager or the Sub-Adviser. Participants in these programs pay a “wrap” fee to the sponsor of the program.
(3)	Annualized.

See accompanying Notes to Financial Statements	| April 30, 2014 |	Semi-Annual Report	107

Financial Highlights

Fixed Income SHares: Series M

For a share outstanding throughout each period:

	Six Months ended April 30, 2014 (unaudited)		Year ended October 31,
			2013		2012		2011		2010	2009
Net asset value, beginning of period	$10.86		$11.22		$10.51		$10.94		$9.90	$8.36
Investment Operations:
Net investment income	0.20		0.34		0.41		0.48		0.47	1.19
Net realized and change in unrealized gain (loss)	0.01		(0.23)		0.84		(0.29)		1.25	1.62
Total from investment operations	0.21		0.11		1.25		0.19		1.72	2.81
Dividends and Distributions to Shareholders from:
Net investment income	(0.17)		(0.47)		(0.54)		(0.49)		(0.68)	(1.27)
Net realized gains	(0.18)		–		–		(0.13)		–	–
Total dividends and distributions to shareholders	(0.35)		(0.47)		(0.54)		(0.62)		(0.68)	(1.27)
Net asset value, end of period	$10.72		$10.86		$11.22		$10.51		$10.94	$9.90
Total Investment Return (1)	2.04%		0.97%		12.23%		1.95%		18.22%	36.99%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$2,904,528		$2,996,930		$3,988,009		$3,643,832		$3,351,404	$2,779,932
Ratio of operating expenses to average net assets, including interest expense (2)	0.02	%(4)	0.00	%(3)	0.00	%(3)	0.00	%(3)	0.01%	1.78%
Ratio of operating expenses to average net assets, excluding interest expense (2)	0.00	%(3)(4)	0.00	%(3)	0.00%		0.00%		0.00%	0.00%
Ratio of net investment income to average net assets (2)	3.71	%(4)	3.25%		3.78%		4.57%		4.67%	13.01%
Portfolio turnover rate	273%		448%		516%		514%		482%	916%

(1)	The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or “wrap fee” charges. Total investment return for a period of less than one year is not annualized.
(2)	Reflects the fact that no fees or expenses are incurred. The Portfolios are an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with Series M, the Investment Manager or the Sub-Adviser. Participants in these programs pay a “wrap” fee to the sponsor of the program.
(3)	Less than 0.005%.
(4)	Annualized.

108	Semi-Annual Report	| April 30, 2014 |	See accompanying Notes to Financial Statements

Financial Highlights

Fixed Income SHares: Series R

For a share outstanding throughout each period:

	Six Months ended April 30, 2014 (unaudited)		Year ended October 31,
			2013		2012	2011		2010		2009
Net asset value, beginning of period	$10.52		$11.93		$11.97	$12.13		$10.83		$9.27
Investment Operations:
Net investment income	0.14		0.19		0.31	0.40		0.33		0.25
Net realized and change in unrealized gain (loss)	(0.00	)(1)	(0.69)		1.10	0.85		1.54		2.00
Total from investment operations	0.14		(0.50)		1.41	1.25		1.87		2.25
Dividends and Distributions to Shareholders from:
Net investment income	(0.06)		(0.23)		(0.40)	(0.43)		(0.52)		(0.29)
Net realized gains	(0.25)		(0.68)		(1.05)	(0.98)		(0.05)		(0.40)
Total dividends and distributions to shareholders	(0.31)		(0.91)		(1.45)	(1.41)		(0.57)		(0.69)
Net asset value, end of period	$10.35		$10.52		$11.93	$11.97		$12.13		$10.83
Total Investment Return (2)	1.72%		(4.78)%		13.26%	12.23%		17.94%		25.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$247,079		$350,159		$602,719	$492,949		$403,376		$287,966
Ratio of operating expenses to average net assets, including interest expense (3)	0.07	%(5)	0.04%		0.02%	0.00	%(4)	0.00	%(4)	0.00	%(4)
Ratio of operating expenses to average net assets, excluding interest expense (3)	0.00	%(5)	0.00	%(4)	0.00%	0.00%		0.00%		0.00%
Ratio of net investment income to average net assets (3)	2.65	%(5)	2.06%		2.67%	3.62%		2.90%		2.77%
Portfolio turnover rate	36%		69%		264%	805%		495%		1,216%

(1)	Less than $(0.005) per common share.
(2)	The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or “wrap fee” charges. Total investment return for a period of less than one year is not annualized.
(3)	Reflects the fact that no fees or expenses are incurred. The Portfolios are an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with Series R, the Investment Manager or the Sub-Adviser. Participants in these programs pay a “wrap” fee to the sponsor of the program.
(4)	Less than 0.005%.
(5)	Annualized.

See accompanying Notes to Financial Statements	| April 30, 2014 |	Semi-Annual Report	109

Financial Highlights

Fixed Income SHares: Series TE

For a share outstanding throughout each period:

	Six Months ended April 30, 2014 (unaudited)		Year ended October 31, 2013		For the Period June 26, 2012* through October 31, 2012
Net asset value, beginning of period	$9.64		$9.99		$10.00
Investment Operations:
Net investment income	0.13		0.22		0.05
Net realized and change in unrealized gain (loss)	0.18		(0.35)		(0.01)
Total from investment operations	0.31		(0.13)		0.04
Dividends to Shareholders from Net Investment Income	(0.12)		(0.22)		(0.05)
Net asset value, end of period	$9.83		$9.64		$9.99
Total Investment Return (1)	3.25%		(1.40)%		0.43%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$88,886		$65,594		$9,450
Ratio of operating expenses to average net assets (3)	0.00	%(2)	0.00	%(4)	0.00	%(2)
Ratio of net investment income to average net assets (3)	2.65	%(2)	2.19%		1.71	%(2)
Portfolio turnover rate	0	%(5)	18%		30%

*	Commencement of operations.
(1)	The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or “wrap fee” charges. Total investment return for a period of less than one year is not annualized.
(2)	Annualized.
(3)	Reflects the fact that no fees or expenses are incurred. The Portfolios are an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with Series TE, the Investment Manager or the Sub-Adviser. Participants in these programs pay a “wrap” fee to the sponsor of the program.
(4)	Less than 0.005%.
(5)	Less than 1%.

110	Semi-Annual Report	| April 30, 2014 |	See accompanying Notes to Financial Statements

Notes to Financial Statements

AllianzGI Managed Accounts Trust

April 30, 2014 (unaudited)

1. Organization and Significant Accounting Policies

AllianzGI Managed Accounts Trust (the “Trust”) was organized as a Massachusetts business trust on November 3, 1999. The Trust is comprised of Fixed Income SHares: Series C, Series LD, Series M, Series R and Series TE (each a “Portfolio” and collectively the “Portfolios”). Allianz Global Investors Fund Management LLC (“AGIFM” or the “Investment Manager”) and Pacific Investment Management Company LLC (“PIMCO” or the “Sub-Adviser”) serve as the Portfolios’ investment adviser/administrator and Sub-Adviser, respectively, and are indirect, wholly-owned subsidiaries of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Each Portfolio has authorized an unlimited amount of shares of beneficial interest with $0.001 par value.

Fixed Income SHares: Series LD sold and issued 300,000 shares of beneficial interest in the amount of $3,000,000 to the Investment Manager on December 23, 2013.

The preparation of the Portfolios’ financial statements in accordance with accounting principles generally accepted in the United States of America requires the Portfolios’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Portfolio’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Portfolios enter into contracts that contain a variety of representations that provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred.

The following is a summary of significant accounting policies consistently followed by the Portfolios:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Portfolios’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Centrally cleared swaps and exchange traded futures are valued at the price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Investment Manager and Sub-Adviser. The Trust’s Valuation Committee was established by the Board to oversee the implementation of the Portfolios’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and

April 30, 2014 |	Semi-Annual Report	111

Notes to Financial Statements

AllianzGI Managed Accounts Trust

April 30, 2014 (unaudited)

1. Organization and Significant Accounting Policies (continued)

determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Benchmark pricing procedures are used as the basis for setting the base price of a fixed-income security and for subsequently adjusting the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. The validity of the fair value is reviewed by the Sub-Adviser on a periodic basis and may be amended as the availability of market data indicates a material change.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing premium or discount based on their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S.

dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of each Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Portfolios to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Portfolios’ financial statements. Each Portfolio’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

■	Level 1 – quoted prices in active markets for identical investments that the Portfolios have the ability to access
■	Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs
■	Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

112	Semi-Annual Report	| April 30, 2014

Notes to Financial Statements

AllianzGI Managed Accounts Trust

April 30, 2014 (unaudited)

1. Organization and Significant Accounting Policies (continued)

The valuation techniques used by the Portfolios to measure fair value during the six months ended April 30, 2014 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Portfolios’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Portfolios generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles (“GAAP”).

U.S. Treasury Obligations – U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities – Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Sovereign Debt Obligations – Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds – Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-

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Notes to Financial Statements

AllianzGI Managed Accounts Trust

April 30, 2014 (unaudited)

1. Organization and Significant Accounting Policies (continued)

want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes – Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations – Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon, average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts – Option contracts traded over-the-counter (“OTC”) and FLexible EXchange (“FLEX”) options are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC and FLEX option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts – Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

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Notes to Financial Statements

AllianzGI Managed Accounts Trust

April 30, 2014 (unaudited)

1. Organization and Significant Accounting Policies (continued)

Credit Default Swaps – OTC credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. Centrally cleared credit default swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps – OTC interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans – Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. These quoted prices are based on interest rates, yield curves, option adjusted spreads and credit spreads. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Dividend income is recorded on the ex-dividend date. Facility fees and other fees (such as origination fees) received at the settlement date are amortized as income over the expected term of the senior loan. Facility fees and other fees (such as origination fees) received after the settlement date relating to senior loans, consent fees relating to corporate actions and commitment fees received relating to unfunded purchase commitments are recorded as miscellaneous income upon receipt. Paydown gains and losses are netted and recorded as interest income on the Statements of Operations.

(d) Federal Income Taxes

The Portfolios intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

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Notes to Financial Statements

AllianzGI Managed Accounts Trust

April 30, 2014 (unaudited)

1. Organization and Significant Accounting Policies (continued)

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Portfolios, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Portfolios’ tax positions for all open tax years. As of April 30, 2014, the Portfolios have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Portfolios’ federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions

The Portfolios declare dividends from net investment income to common shareholders monthly. Distributions of net realized capital gains, if any, are paid at least annually. The Portfolios record dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Foreign Currency Translation

The Portfolios’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Portfolios’ Statements of Operations.

The Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(g) Senior Loans

The Portfolios may purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Portfolios succeed to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private

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Notes to Financial Statements

AllianzGI Managed Accounts Trust

April 30, 2014 (unaudited)

1. Organization and Significant Accounting Policies (continued)

negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

(h) Repurchase Agreements

The Portfolios are parties to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The Portfolios enter into transactions, under the terms of the Master Repo Agreements, with their custodian bank or securities brokerage firms whereby they purchase securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Portfolios, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Portfolios until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Portfolios require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements, and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Portfolios may be delayed or limited.

(i) Reverse Repurchase Agreements

In a reverse repurchase agreement, the Portfolios sell securities to a bank or broker-dealer and agree to repurchase the securities at a mutually agreed upon date and price. Generally, the effect of such a transaction is that the Portfolios can recover and reinvest all or most of the cash invested in portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Portfolios of the reverse repurchase transaction is less than the returns the Portfolios obtain on investments purchased with the cash. To the extent the Portfolios do not cover their positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), the Portfolios’ uncovered obligations under the agreements will be subject to the Portfolios’ limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Portfolios are obligated to repurchase under the agreements may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolios’ use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Portfolios’ obligation to repurchase the securities.

(j) When-Issued/Delayed-Delivery Transactions

When-issued or delayed-delivery transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the

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Notes to Financial Statements

AllianzGI Managed Accounts Trust

April 30, 2014 (unaudited)

1. Organization and Significant Accounting Policies (continued)

Portfolios will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Portfolios assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the NAV. The Portfolios may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on a delayed-delivery basis, the Portfolios do not participate in future gains and losses with respect to the security.

(k) Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income in the Statements of Operations, even though investors do not receive principal until maturity.

(l) Sale-Buybacks

A Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Portfolio are reflected as a liability on the Statements of Assets and Liabilities. A Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Portfolio and the counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A Portfolio will segregate assets determined to be liquid by the Investment Manager or otherwise cover its obligations under sale-buyback transactions.

(m) Securities Traded on To-Be-Announced Basis

The Portfolios may from time to time purchase securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. Beginning on the date the Portfolio enters into a

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Notes to Financial Statements

AllianzGI Managed Accounts Trust

April 30, 2014 (unaudited)

1. Organization and Significant Accounting Policies (continued)

TBA transaction, cash, U.S. government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

(n) Mortgage-Related and Other Asset-Backed Securities

Investments in mortgage-related or other asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolios to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. The decline in liquidity and prices of these types of securities may make it more difficult to determine fair market value. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBSs will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

(o) U.S. Government Agencies or Government-Sponsored Enterprises

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

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Notes to Financial Statements

AllianzGI Managed Accounts Trust

April 30, 2014 (unaudited)

1. Organization and Significant Accounting Policies (continued)

(p) Short Sales

Short sale transactions involve the Portfolios selling securities they do not own in anticipation of a decline in the market price of the securities. The Portfolios are obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(q) Restricted Securities

The Portfolios are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

(r) Interest Expense

Interest expense primarily relates to the Portfolios’ participation in reverse repurchase agreement transactions. Interest expense is recorded as it is incurred.

2. Principal Risks

In the normal course of business, the Portfolios trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Portfolios are also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Portfolios are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. Interest rate changes can be sudden and unpredictable, and the Portfolios may lose money as a result of movements in interest rates. The Portfolios may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Portfolio holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Portfolio’s shares.

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities,

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Notes to Financial Statements

AllianzGI Managed Accounts Trust

April 30, 2014 (unaudited)

2. Principal Risks (continued)

making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Portfolio holds mortgage-related securities, it may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Portfolio to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Portfolio to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Portfolios because the Portfolios may have to reinvest that money at the lower prevailing interest rates. The Portfolios’ investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

The Portfolios are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Portfolios directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolios’ investments in foreign currency-denominated securities may reduce the returns of the Portfolios.

The Portfolios are subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Portfolios to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular

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Notes to Financial Statements

AllianzGI Managed Accounts Trust

April 30, 2014 (unaudited)

2. Principal Risks (continued)

company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Portfolios. Even when markets perform well, there is no assurance that the investments held by the Portfolios will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

The Portfolios are exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolios have unsettled or open transactions will default. The potential loss to the Portfolios could exceed the value of the financial assets recorded in the Portfolios’ financial statements. Financial assets, which potentially expose the Portfolios to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Adviser seeks to minimize the Portfolios’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Portfolios have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolios are exposed to risks associated with leverage. Leverage may cause the value of the Portfolios’ shares to be more volatile than if the Portfolios did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolios’ portfolio securities. The Portfolios may engage in transactions or purchase instruments that give rise to forms of leverage. Obligations to settle reverse repurchase agreements may be detrimental to the Portfolios’ performance. In addition, to the extent the Portfolios employ leverage, dividend and interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Portfolios’ investment returns, resulting in greater losses.

The Portfolios hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Portfolios’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities are often illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Portfolios could be material. A Portfolio may incur additional expenses to the extent it is required to seek recovery upon a portfolio security’s default in the payment of principal or interest. In any bankruptcy proceeding relating to a defaulted investment, a Portfolio may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

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Notes to Financial Statements

AllianzGI Managed Accounts Trust

April 30, 2014 (unaudited)

2. Principal Risks (continued)

The Portfolios are party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Portfolios and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Portfolios.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Portfolios and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolios’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Certain Portfolios had security transactions outstanding with Lehman Brothers entities as counterparty at the time the relevant Lehman

Brothers entities filed for bankruptcy protection or were placed in administration. Series M’s security transactions associated with Lehman Brothers, Inc. (“SLH”) and Series R’s security transactions associated with Lehman Brothers International (Europe) (“LBI”) as counterparties were written down to their estimated recoverable values. Adjustments to anticipated losses for security and derivative transactions associated with Lehman Brothers have been incorporated as net realized gain (loss) on the Statements of Operations of the applicable Portfolios. The remaining balances due from (Series M) and due to (Series C) SLH are included in receivable from/payable to broker on the Statements of Assets and Liabilities of the applicable Portfolios. The estimated recoverable value of the receivables is determined by independent broker quotes.

3. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges,” and those that do not qualify for such accounting. Although the Portfolios at times use derivatives for hedging purposes, the Portfolios reflect derivatives at fair value and recognize changes in fair value through the Portfolios’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

(a) Futures Contracts

The Portfolios use futures contracts to manage their exposure to the securities markets or the movements in interest rates and currency values. A futures contract is an agreement

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Notes to Financial Statements

AllianzGI Managed Accounts Trust

April 30, 2014 (unaudited)

3. Financial Derivative Instruments (continued)

between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Portfolios are required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Portfolios agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Portfolios as unrealized appreciation or depreciation. When the contracts are closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and possible inability or unwillingness of counterparties to meet the terms of their contracts.

(b) Option Transactions

The Portfolios purchase put and call options on securities and indices for hedging purposes, risk management purposes or otherwise as part of their investment strategies. The risks associated with purchasing an option include the risk that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios bear the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

The Portfolios may write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written in the Portfolios’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Portfolios purchasing a security at a price different from its current market value.

(c) Swap Agreements

Swap agreements are bilaterally negotiated agreements between the Portfolios and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market or event-linked returns at specified, future intervals. Swap agreements may be privately

124	Semi-Annual Report	| April 30, 2014

Notes to Financial Statements

AllianzGI Managed Accounts Trust

April 30, 2014 (unaudited)

3. Financial Derivative Instruments (continued)

negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolios may enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order to, among other things, to manage their exposure to credit, currency and interest rate risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

OTC swap payments received or made at the beginning of the measurement period, if any, are reflected as such on the Portfolios’ Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Portfolios’ Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Portfolios’ Statements of Operations. Net periodic payments received or paid by the Portfolios are included as part of realized gains or losses on the Portfolios’ Statements of Operations. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/depreciation on the Portfolios’ Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable, as applicable, for variation margin on centrally cleared swaps on the Portfolios’ Statements of Assets and Liabilities.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Portfolios’ Statements of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements – Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As the sellers of protection on credit default swap agreements, the Portfolios will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the sellers, the Portfolios would effectively add leverage to their investment portfolios because, in addition to their total net assets, the Portfolios would be subject to investment exposure on the notional amount of the swap.

If the Portfolios are sellers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or

April 30, 2014 |	Semi-Annual Report	125

Notes to Financial Statements

AllianzGI Managed Accounts Trust

April 30, 2014 (unaudited)

3. Financial Derivative Instruments (continued)

underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolios are buyers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Portfolios use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolios own or have exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit events. Unlike credit default swaps on corporate or sovereign issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount of the swap agreement will be adjusted by corresponding amounts. The Portfolios use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of

126	Semi-Annual Report	| April 30, 2014

Notes to Financial Statements

AllianzGI Managed Accounts Trust

April 30, 2014 (unaudited)

3. Financial Derivative Instruments (continued)

some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index, or in the case of a tranched index credit default swap, the credit event is settled based on the name’s weight in the index that falls within the tranche for which the Portfolios bear exposure. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolios use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedules of Investments, serve as an indicator of the current status of the payment/performance risk, and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolios as sellers of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of April 30, 2014 for which the Portfolios are sellers of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolios for the same referenced entity or entities.

Interest Rate Swap Agreements – Interest rate swap agreements involve the exchange by the Portfolios with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments, with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the

April 30, 2014 |	Semi-Annual Report	127

Notes to Financial Statements

AllianzGI Managed Accounts Trust

April 30, 2014 (unaudited)

3. Financial Derivative Instruments (continued)

other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor,” (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

(d) Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Portfolios enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Portfolios also enter into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Portfolios’ Statements of Assets and Liabilities.

4. Investment Manager/Sub-Adviser/Administrator/Distributor

(a) Investment Manager/Sub-Adviser

The Investment Manager serves as manager of the Portfolios pursuant to an Investment Advisory Agreement with the Trust. Pursuant to a Portfolio Management Agreement between the Investment Manager and PIMCO, the Investment Manager employs PIMCO to serve as the Sub-Adviser and provide investment advisory services to the Portfolios. Neither the Investment Manager nor PIMCO receive investment management or other fees from the Portfolios or the Trust. The financial statements reflect the fact that no investment management fees or expenses are incurred by the Portfolios. It should be understood, however, that the Portfolios are an integral part of “wrap-fee” programs sponsored by investment advisers unaffiliated with the Portfolios, the Investment Manager or the Sub-Adviser. Typically, participants in these programs pay a “wrap fee” to their investment adviser. Although the Portfolios do not compensate the Investment Manager or Sub-Adviser directly for their services under the Investment Advisory Agreement or Portfolio Management Agreement, respectively, the Investment Manager and Sub-Adviser may benefit from their relationship with the sponsors of wrap fee programs for which the Trust is an investment option.

128	Semi-Annual Report	| April 30, 2014

Notes to Financial Statements

AllianzGI Managed Accounts Trust

April 30, 2014 (unaudited)

4. Investment Manager/Sub-Adviser/ Administrator/Distributor (continued)

Please see Note 7 for a discussion of recently approved changes to the Portfolios’ investment management and sub-advisory arrangements.

(b) Administrator

The Investment Manager also serves as administrator to the Portfolios pursuant to an administration agreement (“Administration Agreement”) with the Trust. The administrator’s responsibilities include providing or procuring certain administrative services to the Portfolios as well as arranging at its own expense for the provision of legal, audit, custody, transfer agency and other services required for the ordinary operation of the Portfolios, and is responsible for printing, trustees’ fees, and other costs of the Portfolios. Under the Administration Agreement, the Investment Manager has agreed to provide or procure these services, and to bear these expenses at no charge to the Portfolios.

Please see Note 7 for a discussion of recently approved changes to the Portfolios’ administration arrangements.

(c) Distributor

Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of the Investment Manager, serves as the distributor of the Portfolios’ shares. Pursuant to a distribution agreement with the Trust, the Investment Manager, on behalf of the Portfolios, pays the Distributor.

Please see Note 7 for a discussion of recently approved changes to the Portfolios’ distribution arrangements.

5. Investments in Securities

For the six months ended April 30, 2014, purchases and sales of investments, other than short-term securities were:

	U.S. Government Obligations		All Other
	Purchases	Sales	Purchases	Sales
Series C	$809,490,989	$2,290,950,019	$579,952,716	$558,720,957
Series LD	419,472,853	419,513,046	18,451,613	10,524,996
Series M	13,414,233,777	12,210,392,679	481,362,185	385,536,989
Series R	99,833,929	222,507,959	59,446,274	35,656,532
Series TE	5,203,762	–	13,036,675	110,658

6. Income Tax Information

At April 30, 2014, the aggregate cost basis and the net unrealized appreciation (depreciation) of investments (before options written and securities sold short) for federal income tax purposes were:

	Federal Tax Cost Basis	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Series C	$2,776,502,457	$199,441,482	$14,260,665	$185,180,817

Series LD	8,915,735	60,054	5,827	54,227

Series M	5,143,901,610	139,191,401	26,229,105	112,962,296

Series R	397,556,857	6,654,385	17,574,870	(10,920,485)

Series TE	88,346,704	1,405,187	937,156	468,031

April 30, 2014 |	Semi-Annual Report	129

Notes to Financial Statements

AllianzGI Managed Accounts Trust

April 30, 2014 (unaudited)

7. Subsequent Events

Differences, if any, between book and tax cost basis were attributable to wash sale loss deferrals and sale-buyback adjustments.

In preparing these financial statements, the Portfolios’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

At a special meeting of shareholders held on June 9, 2014, shareholders of each Portfolio approved an Investment Advisory Contract (the “Contract”) between the Trust, on behalf of the Portfolios, and PIMCO. Pursuant to the Contract, PIMCO will replace AGIFM as the investment adviser to the Portfolios. Under the Contract, PIMCO will continue to provide the day-to-day portfolio management services it currently provides to each Portfolio as its sub-adviser and the same investment professionals that are currently responsible for managing each Portfolio will continue to do so following the transition. In addition, PIMCO will enter into a new Supervision and Administration Agreement (the “PIMCO Administration Agreement”) with the Trust and begin providing supervisory and administrative services to the Portfolios, in replacement of AGIFM, which serves as the Trust’s current administrator. Accordingly, PIMCO personnel will replace AGIFM personnel as Trust officers and in other roles to provide and oversee the administrative, accounting/financial reporting, compliance, legal, transfer agency, shareholder servicing and other services required for the daily operations of the Portfolios. In addition, the Trust, on behalf of the Portfolios, will enter into a new Distribution Contract with PIMCO Investments LLC (“PIMCO Investments”), a U.S. registered broker-dealer affiliate of PIMCO, under which PIMCO Investments will provide the distribution services for the Portfolios that are currently provided by the Distributor.

PIMCO will receive no compensation under the Contract or the PIMCO Administration Agreement with respect to the Portfolios and PIMCO Investments will receive no compensation under its Distribution Contract with respect to the Portfolios and the fee and expense levels and arrangements of the Portfolios will not change as a result of the transition. Each Portfolio is, and will continue to be, an integral part of one or more “wrap-fee” programs, including those sponsored by investment advisers and broker-dealers unaffiliated with the Portfolios, and unaffiliated with AGIFM or PIMCO. Participants in these programs pay a “wrap” fee to the sponsor of the program. PIMCO and/or its affiliates receive fees or other benefits from or through their relationships with the sponsors of such wrap-fee programs for which the Portfolios are an investment option, which arrangements are not expected to change as a result of the Contract.

The Contract and the PIMCO Administration Agreement will become effective at a date and time mutually agreeable to the Trust, PIMCO and AGIFM, and the new Distribution Contract will become effective at a date and time mutually agreeable to the Trust, PIMCO Investments and the Distributor (collectively, the “Transition Date”), each in order to effect an efficient transition for the Portfolios and their shareholders. The Transition Date will be announced at a later date. Following the Transition Date, PIMCO will assume sole management responsibility for the Portfolios and AGIFM will continue to serve as adviser/administrator for numerous non-PIMCO sub-advised open- and closed-end funds. In addition, it is expected that, on the Transition Date, the Trust will change its name to PIMCO Managed Accounts Trust, although the names of the individual Portfolios will not change.

130	Semi-Annual Report	| April 30, 2014

Special Shareholder Meeting Results/Corporate Changes (unaudited)

AllianzGI Managed Accounts Trust

Special Shareholder Meeting Results:

The Trust held a special meeting of shareholders on June 9, 2014. Shareholders voted as indicated below:

Proposal 1:	Approval of a new Investment Advisory Contract between the Trust, on behalf of each Portfolio, and PIMCO
		For	Against	Abstain
	Fixed Income SHares: Series C	233,270,735	33,245	13,440
	Fixed Income SHares: Series LD	609,405	0	0
	Fixed Income SHares: Series M	259,492,006	28,645	0
	Fixed Income SHares: Series R	22,605,603	0	23,948
	Fixed Income SHares: Series TE	8,163,877	0	0

Proposal 2:	Election of Trustees
			Affirmative	Withheld Authority
	Re-election of Hans W. Kertess		554,569,689	173,580
	Election of Craig A. Dawson[1,2]		554,653,581	89,688
	Election of Deborah A. DeCotis		554,573,596	169,673
	Re-election of Bradford K. Gallagher		554,579,171	164,098
	Re-election of James A. Jacobson		554,579,171	164,098
	Re-election of John C. Maney[3]		554,569,689	173,580
	Re-election of William B. Ogden, IV		554,569,689	173,580
	Re-election of Alan Rappaport		554,569,689	173,580

1	Mr. Dawson is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO and its affiliates.

2	The election of Mr. Dawson as a Trustee of the Trust is expected to be effective upon the effectiveness of the new Investment Advisory Contract between the Trust and PIMCO.

3	Mr. Maney is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with Allianz Asset Management of America L.P. and its affiliates.

Corporate Changes:

On March 14, 2014, Julian Sluyters became President and Chief Executive Officer of the Trust.

April 30, 2014	| Semi-Annual Report	131

Matters Relating to the Trustees’ Consideration of the Investment Advisory Agreement (unaudited)

AllianzGI Managed Accounts Trust

At a meeting of the Board of Trustees of the Trust (the “Board” or the “Trustees”) on December 10, 2013, the Board received a preliminary presentation from PIMCO regarding the proposed transition of the Portfolios’ investment advisory, administrative and distribution services from AGIFM to PIMCO and agreed that PIMCO and PIMCO Investments LLC (“PIMCO Investments”) should prepare materials regarding the proposed advisory contract between PIMCO and the Trust (the “Proposed Advisory Agreement”), the proposed supervisions and administration agreement between PIMCO and the Trust (the “PIMCO Administration Agreement”), the proposed distribution contract between PIMCO Investments and the Trust (the “Distribution Contract”) and related arrangements for formal consideration at the Board’s next regularly scheduled meeting. On February 4, 2014, the Board held a special in-person meeting with members of PIMCO’s senior management and with other PIMCO personnel proposed to serve as officers of the Trust to discuss the proposed transition. On February 25, 2014, the non-interested Trustees (the “Independent Trustees”) met separately via conference call with their counsel to discuss materials provided by PIMCO and PIMCO Investments regarding the proposed agreements and related arrangements, and representatives from PIMCO and PIMCO Investments attended a portion of that meeting to respond to questions from the Independent Trustees and to field requests for supplemental information regarding the proposed arrangements. The Board then held an in-person meeting with management on March 10-11, 2014 to consider approval of the Proposed Advisory Agreement and related arrangements (the meetings of the Board discussed herein collectively referred to as the “Meetings”). Following careful consideration of the matters as described in more detail herein, the Board, including all of the Independent Trustees, approved the Proposed Advisory

Agreement with respect to each Portfolio for an initial one-year term, subject to approval of the Proposed Advisory Agreement by each Portfolio’s shareholders. The information, material factors and conclusions that formed the basis for the Board’s approvals are described below. As noted, the Independent Trustees were assisted in their evaluation of the Proposed Advisory Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Trust management during the Meetings.

In connection with their deliberations regarding the approval of the Proposed Advisory Agreement the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality and extent of the various investment management, administrative and other services to be provided to each Portfolio by PIMCO under the Proposed Advisory Agreement and PIMCO Administration Agreement and the distribution and underwriting services to be provided to each Portfolio by PIMCO Investments under the Distribution Contract.

In connection with the Meetings, the Trustees received and relied upon materials provided by PIMCO and PIMCO Investments (or AGIFM, as applicable) which included, among other items, (i) information regarding the investment performance and management fees of mutual funds and other accounts managed by PIMCO with strategies that have similarities (but are not substantially similar) to those of the Portfolios, (ii) the estimated profitability to AGIFM as investment adviser and administrator to the Portfolios for the one-year period ended December 31, 2012, (iii) estimates of what the profitability to PIMCO would have been as

132	Semi-Annual Report	| April 30, 2014

Matters Relating to the Trustees’ Consideration of the Investment Advisory Agreement (unaudited) (continued)

AllianzGI Managed Accounts Trust

investment adviser and administrator to the Portfolios for the one-year period ended December 31, 2013 and what the profitability to PIMCO as investment adviser and administrator to the Portfolios is estimated to be for the calendar years ending December 31, 2014, 2015 and 2016, (iv) information provided by PIMCO on each Portfolio’s risk-adjusted returns over various time periods, (v) descriptions of various functions and services to be performed or procured by PIMCO and PIMCO Investments for the Portfolios under the Proposed Advisory Agreement, the PIMCO Administration Agreement and the Distribution Contract, such as portfolio management, compliance monitoring, portfolio trading, distribution, underwriting, custody, transfer agency, dividend disbursement, recordkeeping, tax, legal, audit, valuation and other administrative and shareholder services and (vi) information regarding the overall organization of PIMCO, including information regarding senior management, portfolio managers and other personnel who will provide investment management, administrative, distribution and other services to the Portfolios under the Proposed Advisory Agreement, the PIMCO Administration Agreement and the Distribution Contract.

The Trustees’ conclusions as to the approval of the Proposed Advisory Agreement with respect to each Portfolio were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

As part of their review, the Trustees examined PIMCO’s ability to provide high-quality investment management and other services to the Portfolios. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of PIMCO; the experience of key advisory personnel of PIMCO responsible for portfolio management of the Portfolios; the ability of PIMCO to attract and retain capable personnel; and the capability of the senior management and staff of PIMCO. In addition, the Trustees reviewed the quality of PIMCO’s services with respect to regulatory compliance and compliance with the investment policies of the Portfolios and conditions that might affect PIMCO’s ability to provide high quality services to the Portfolios in the future under the Proposed Advisory Agreement, including PIMCO’s financial condition and operational stability. The Trustees took into account their familiarity and experience with PIMCO as the sub-adviser and portfolio manager to the Portfolios since their inceptions, and noted that the same investment professionals who are currently responsible for managing each Portfolio will continue to do so following the proposed transition. They further noted that each Portfolio will continue to have the same investment objective(s) and policies following the proposed transition.

The Trustees also considered the nature of certain supervisory, administrative and distribution services that PIMCO and PIMCO Investments would be responsible for providing to the Portfolios under the Proposed Advisory Agreement, the PIMCO Administration Agreement and the Distribution Contract. The Trustees considered PIMCO’s representation that it could offer the Portfolios an integrated set of high-quality investment advisory, administrative and distribution services under a single platform, which PIMCO believes will allow for greater efficiencies and enhanced coordination among various investment advisory, administrative and distribution functions. The Trustees also took into account that the fund administration group at PIMCO, then comprised of approximately 140

April 30, 2014	| Semi-Annual Report	133

Matters Relating to the Trustees’ Consideration of the Investment Advisory Agreement (unaudited) (continued)

AllianzGI Managed Accounts Trust

professionals worldwide, provided administrative services for approximately $860 billion in assets under management globally (as of October 31, 2013), including over 150 PIMCO open-end funds and ETFs which, like the Trust, are U.S. registered investment companies. The Trustees also considered PIMCO’s representation that the PIMCO fund administration group is well integrated with all critical functions related to the PIMCO funds business, including portfolio management, compliance, legal, accounting and tax, account management, distribution, shareholder communications/services and technology, and noted PIMCO’s and PIMCO Investments’ belief that the Portfolios and shareholders will benefit by having all such services provided “under one roof” by the highly experienced team at PIMCO and PIMCO Investments. Moreover, the Trustees noted that the proposed PIMCO-only management, administration and distribution structure for the Portfolios aligns with the “two pillar” approach adopted by Allianz SE with respect to other PIMCO and Allianz Global Investors products globally. Based on the foregoing, the Trustees concluded that PIMCO’s investment process, research capabilities and philosophy were well suited to each Portfolio given its investment objective and policies, and that PIMCO and PIMCO Investments would be able to provide high-quality supervisory, administrative and distribution services to the Portfolios and meet any reasonably foreseeable obligations under the Proposed Advisory Agreement, the PIMCO Administration Agreement and the Distribution Contract.

The Trustees also considered the performance of the Portfolios as compared to the performance of other mutual funds and accounts managed by PIMCO, including composites of such mutual funds and accounts. The Trustees noted that the Portfolios do not have investment objectives or strategies that align closely with any particular account or fund managed by PIMCO, but that management had provided information for various mutual funds and other accounts managed by PIMCO with strategies that have similarities (but are not substantially similar) to those of the Portfolios. The Trustees noted that meaningful performance information was not yet available for Fixed Income SHares: Series LD, as it had only recently commenced operations.

The Trustees also gave substantial consideration to the fact that, with respect to the Portfolios, no fees will be payable to PIMCO or PIMCO Investments under the Proposed Advisory Agreement, the PIMCO Administration Agreement or the Distribution Contract, and that, if the Proposed Advisory Agreement is approved, PIMCO will enter into an Expense Limitation Agreement with the Trust, on behalf of each Portfolio, pursuant to which, so long as PIMCO serves as the investment adviser to the Portfolio, PIMCO will waive all fees and/or pay or reimburse all expenses of the Portfolio, except extraordinary expenses, including extraordinary legal expenses, and expenses incurred as a result of portfolio investments, such as any brokerage fees and commissions and other portfolio transaction expenses, costs, including interest expenses, of borrowing money or engaging in other types of leverage financing, fees and expenses of any underlying funds or other pooled vehicles in which the Portfolio invests, taxes, governmental fees and dividends and interest on short positions.

The Trustees also considered the amounts that would be paid by the sponsors of the “wrap” programs to PIMCO and/or its affiliates with respect to the Trust, as well as the fees that would be “imputed” to PIMCO, for purposes of arriving at an estimate of profitability arising from PIMCO’s and its affiliates’ relationships with the Portfolios. In this regard, the Trustees considered profitability analyses provided by PIMCO, which included the estimated profitability to AGIFM as investment adviser and administrator to the Portfolios for the one-year

134	Semi-Annual Report	| April 30, 2014

Matters Relating to the Trustees’ Consideration of the Investment Advisory Agreement (unaudited) (continued)

AllianzGI Managed Accounts Trust

period ended December 31, 2012 (such estimate having been prepared by AGIFM); pro forma estimated profitability to PIMCO for the one-year period ended December 31, 2013 assuming PIMCO had served as investment adviser and administrator to the Portfolios; and pro forma estimated profitability to PIMCO as investment adviser and administrator to the Portfolios for the calendar years ending December 31, 2014, 2015 and 2016. Based on the profitability analyses provided by PIMCO, the Trustees determined, taking into account the various assumptions made, that such profitability did not appear to be excessive.

Because the Portfolios would pay no fees to PIMCO directly under the Proposed Advisory Agreement, the PIMCO Administration Agreement or the Distribution Contract and PIMCO would bear substantially all of the Portfolio’s operating expenses, the Trustees did not place emphasis on the extent to which economies of scale would be realized due to potential growth of assets in the Portfolios or whether fee and expense levels reflect economies of scale for Shareholders.

The Trustees considered the fact that PIMCO and its affiliates may benefit from their relationships with the sponsors of wrap programs for which the Portfolios are an investment option. They noted such benefits include the receipt by PIMCO and its affiliates of fees paid by the sponsor of the wrap program based on assets under management of the wrap program. The Trustees also took into account other so-called “fallout benefits” to PIMCO, such as reputational value derived from serving as investment adviser and the fact that PIMCO receives services from brokers who execute portfolio transactions for the Portfolios.

After reviewing these and other factors described herein, the Trustees concluded, with respect to each Portfolio, within the context of their overall conclusions regarding the Proposed Advisory Agreement and based upon the information provided and related representations made by PIMCO, that they were satisfied with PIMCO’s responses and efforts relating to the investment management and performance of the Portfolio. They also concluded that they were satisfied with PIMCO’s information and responses as to its resources and capabilities to serve as investment adviser of each Portfolio under the Proposed Advisory Agreement following the transition. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the approval of the Proposed Advisory Agreement was in the interests of each Portfolio and its shareholders, and determined to recommend the same for approval by shareholders.

April 30, 2014	| Semi-Annual Report	135

Trustees

Hans W. Kertess

Chairman of the Board of Trustees

Deborah A. DeCotis

Bradford K. Gallagher

James A. Jacobson

John C. Maney

William B. Ogden, IV

Alan Rappaport

Fund Officers

Julian Sluyters

President & Chief Executive Officer

Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo

Vice President, Secretary & Chief Legal Officer

Scott Whisten

Assistant Treasurer

Richard J. Cochran

Assistant Treasurer

Orhan Dzemaili

Assistant Treasurer

Thomas L. Harter

Chief Compliance Officer

Lagan Srivastava

Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC

1633 Broadway

New York, NY 10019

Sub-Adviser

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

Allianz Global Investors Distributors LLC

1633 Broadway

New York, NY 10019

Custodian & Accounting Agent

State Street Bank & Trust Co

801 Pennsylvania Avenue

Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

Boston Financial Data Services-Midwest

330 West 9th Street

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut, Suite 1300

Kansas City, MO 64106

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of AllianzGI Managed Accounts Trust for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Portfolios or any securities mentioned in this report.

The financial information included herein is taken from the records of the Portfolios without examination by an independent registered public accounting firm, who did not express an opinion herein.

The Portfolios file their complete schedules of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. The Portfolios’ Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

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AZ080SA_043014

©2014 Allianz Global Investors Distributors U.S. LLC

AGI-2014-05-05-9670

ITEM 2. CODE OF ETHICS

Not required for this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

Not applicable to this registrant.

ITEM 6. INVESTMENTS

(a) The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Not required in this filing.

(a) (2) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not Applicable

(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AllianzGI Managed Accounts Trust

By:	/s/ Julian Sluyters
Julian Sluyters President & Chief Executive Officer Date: July 1, 2014

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna Treasurer, Principal Financial & Accounting Officer Date: July 1, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Julian Sluyters
Julian Sluyters
President & Chief Executive Officer Date: July 1, 2014

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer Date: July 1, 2014